           As filed with the Securities and Exchange Commission on April 3, 2009

                                           1933 Act Registration No. 333-112927

                                            1940 Act Registration No. 811-03214
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 14 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 95 /X/

                  Lincoln National Variable Annuity Account C
                           (Exact Name of Registrant)

                          Multi-Fund (Reg. TM) Select

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2009, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

Multi-Fund (Reg. TM) Select
Lincoln National Variable Annuity Account C Individual Variable Annuity
Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46801-2340

1-800-454-6265
www.LincolnFinancial.com

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's value until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit.


Purchase payments must be at least $25 per payment, and at least $600 annually. Purchase payments allocated to any subaccount or to the fixed side of the contract must be at least $20.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:

AllianceBernstein Variable Products Series Fund (Class B):

     AllianceBernstein VPS Global Thematic Growth Portfolio
     (formerly AllianceBernstein VPS Global Technology Portfolio)
     AllianceBernstein VPS Growth and Income Portfolio
American Century Investments Variable Products (Class II):
     American Century VP Inflation Protection Fund*

American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund*


Delaware VIP Trust (Service Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio*

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund

     LVIP Delaware Foundation Aggressive Allocation Fund*
     (formerly LVIP UBS Global Asset Allocation)
     LVIP Delaware Foundation Conservative Allocation Fund*
     (formerly LVIP Delaware Managed Fund)
     LVIP Delaware Foundation Moderate Allocation Fund*

     LVIP Delaware Growth and Income Fund

     LVIP Delaware Managed Fund*

     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund

     LVIP Global Income Fund*

     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund

     LVIP SSgA Bond Index Fund*
     LVIP SSgA Emerging Markets 100 Fund*
     LVIP SSgA International Index Fund*
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund

     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP UBS Global Asset Allocation Fund*

     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio


*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2009

Table of Contents




Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  9
The Lincoln National Life Insurance Company                 10
Fixed Side of the Contract                                  11
Variable Annuity Account (VAA)                              12
Investments of the Variable Annuity Account                 12
Charges and Other Deductions                                16
The Contracts                                               18
 Purchase Payments                                          19
 Transfers On or Before the Annuity Commencement Date       20
 Transfers After the Annuity Commencement Date              22
 Death Benefit Before the Annuity Commencement Date         22
 Investment Requirements                                    23
 Surrenders and Withdrawals                                 24
 i4LIFE (Reg. TM) Advantage for Qualified Contracts         26
 Annuity Payouts                                            31
Distribution of the Contracts                               32
Federal Tax Matters                                         33
Additional Information                                      36
 Voting Rights                                              36
 Return Privilege                                           37
 Other Information                                          37
 Legal Proceedings                                          38
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C             39
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Annuitant - The person upon whose life the annuity payments are based.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - The amount payable to your designated beneficiary if the owner dies before the annuity commencement date. If the contract is owned by a non-natural person, the death benefit will be paid on the death of the annuitant.

FINRA - Financial Industry Regulatory Authority.


Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


Guaranteed Income Benefit - A feature integrated into i4LIFE (Reg. TM) Advantage that provides a guaranteed minimum payout floor for the i4LIFE (Reg.
TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Purchase payments - Amounts paid into the contract.

SEC - Securities and Exchange Commission.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



     The maximum surrender charge (contingent deferred sales charge)      6.0%*
     (as a percentage of contract value surrendered/withdrawn):

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. The cumulative surrender charge will never exceed 9% of the purchase payments applied to the contract. See Charges and Other Deductions - Surrender Charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $25**

** The Account Fee may be reduced or eliminated for any particular contract.

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


     Mortality and expense risk charge: 1.002%

Loan Set-up Fee (per loan): $35 (if you participate in a group retirement plan that allows for loans and such fee is permissible by law)

Loan Interest: 7.0% annually of the amount held in the loan account


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2008. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         4.15%        0.53%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.81%        0.53%



* Twenty-six of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2010.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2008:



(as a percentage of each fund's average net assets):


                                                                 Management                      Other
                                                                    Fees        12b-1 Fees      Expenses
                                                                  (before        (before        (before
                                                                    any            any            any
                                                                  waivers/       waivers/       waivers/
                                                                 reimburse-     reimburse-     reimburse-
                                                                   ments)   +     ments)   +     ments)   +
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                              0.75   %       0.25   %       0.18   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55           0.25           0.07
American Century VP Inflation Protection Fund (Class II)(2)(3)   0.48           0.25           0.01
American Funds Global Growth Fund (Class 2)(1)                   0.53           0.25           0.02
American Funds Growth Fund (Class 2)(1)                          0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)(1)                   0.27           0.25           0.01
American Funds International Fund (Class 2)(1)                   0.49           0.25           0.03
BlackRock Global Allocation V.I. Fund (Class III)                0.65           0.25           0.13
Delaware VIP Diversified Income Series (Service Class) (4)       0.62           0.30           0.11
Delaware VIP High Yield Series (Service Class)(4)                0.65           0.30           0.12



                                                                                                         Total
                                                                                                       Expenses
                                                                                  Total                 (after
                                                                                 Expenses     Total    Contractu
                                                                                 (before   Contractual    ua
                                                                  Acquired         any      waivers/   waivers/
                                                                    Fund         waivers/  reimburse-  reimburse
                                                                  Fees and      reimburse-    ments       e-
                                                                  Expenses  =     ments)    (if any)    ments)
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                              0.00   %       1.18   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.00           0.87
American Century VP Inflation Protection Fund (Class II)(2)(3)   0.00           0.74
American Funds Global Growth Fund (Class 2)(1)                   0.00           0.80
American Funds Growth Fund (Class 2)(1)                          0.00           0.58
American Funds Growth-Income Fund (Class 2)(1)                   0.00           0.53
American Funds International Fund (Class 2)(1)                   0.00           0.77
BlackRock Global Allocation V.I. Fund (Class III)                0.00           1.03
Delaware VIP Diversified Income Series (Service Class) (4)       0.00           1.03       -0.05   %   0.98   %
Delaware VIP High Yield Series (Service Class)(4)                0.00           1.07       -0.05       1.02

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
Delaware VIP REIT Series (Service Class)(4)                         0.75   %       0.30   %       0.12   %
Delaware VIP Small Cap Value Series (Service Class)(4)              0.73           0.30           0.12
Delaware VIP Trend Series (Service Class)(4)                        0.75           0.30           0.12
Delaware VIP Value Series (Service Class)(4)                        0.65           0.30           0.11
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 B)(5)(6)(7)(8)(9)                                                  0.20           0.25           0.33
DWS Equity 500 Index VIP Portfolio (Class B)(10)(11)                0.20           0.25           0.13
DWS Small Cap Index VIP Portfolio (Class B)(10)                     0.35           0.25           0.19
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(12)   0.56           0.25           0.10
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(13)       0.56           0.25           0.12
LVIP Baron Growth Opportunities (Service Class)(14)                 1.00           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(15)(16)                                                     0.95           0.25           0.18
LVIP Delaware Bond Fund (Service Class)                             0.33           0.35           0.07
LVIP Delaware Foundation Aggressive Allocation Fund (Service
 Class)(17)(18)                                                     0.75           0.25           0.11
LVIP Delaware Foundation Conservative Allocation Fund
 (Service Class)(17)(18)                                            0.75           0.25           0.10
LVIP Delaware Foundation Moderate Allocation Fund (Service
 Class)(17)(18)                                                     0.75           0.25           0.41
LVIP Delaware Growth and Income Fund (Service Class)                0.34           0.35           0.07
LVIP Delaware Managed Fund (Service Class)                          0.42           0.35           0.10
LVIP Delaware Social Awareness Fund (Service Class)                 0.37           0.35           0.07
LVIP Delaware Special Opportunities Fund (Service Class)            0.40           0.35           0.07
LVIP FI Equity-Income Fund (Service Class)(19)                      0.75           0.25           0.07
LVIP Global Income Fund (Service Class)(20)(21)                     0.65           0.25           0.19
LVIP Janus Capital Appreciation Fund (Service Class)(22)            0.75           0.25           0.10
LVIP Mondrian International Value Fund (Service Class)              0.70           0.25           0.10
LVIP Money Market Fund (Service Class)(23)                          0.35           0.25           0.08
LVIP SSgA Bond Index Fund (Service Class)(24)(25)                   0.40           0.25           0.13
LVIP SSgA Emerging Markets 100 Fund (Service Class)(26)(27)         1.09           0.25           2.81
LVIP SSgA International Index Fund (Service Class)(28)(29)          0.40           0.25           1.18
LVIP SSgA S&P 500 Index Fund (Service Class)(30)                    0.24           0.25           0.09
LVIP SSgA Small-Cap Index Fund (Service Class)(31)                  0.32           0.25           0.15
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.74           0.25           0.10
LVIP UBS Global Asset Allocation Fund (Service Class)               0.74           0.25           0.11
LVIP Wilshire 2010 Profile Fund (Service Class)(32)(33)(34)         0.25           0.25           0.60
LVIP Wilshire 2020 Profile Fund (Service Class)(32)(33)(34)         0.25           0.25           0.31
LVIP Wilshire 2030 Profile Fund (Service Class)(32)(33)(34)         0.25           0.25           0.45
LVIP Wilshire 2040 Profile Fund (Service Class)(32)(33)(34)         0.25           0.25           0.76
LVIP Wilshire Aggressive Profile Fund (Service Class)(32)(33)(35)   0.25           0.25           0.08
LVIP Wilshire Conservative Profile Fund (Service
 Class)(32)(33)(35)                                                 0.25           0.25           0.05
LVIP Wilshire Moderate Profile Fund (Service Class)(32)(33)(35)     0.25           0.25           0.03



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
Delaware VIP REIT Series (Service Class)(4)                         0.00   %       1.17   %   -0.05   %   1.12   %
Delaware VIP Small Cap Value Series (Service Class)(4)              0.00           1.15       -0.05       1.10
Delaware VIP Trend Series (Service Class)(4)                        0.00           1.17       -0.05       1.12
Delaware VIP Value Series (Service Class)(4)                        0.00           1.06       -0.05       1.01
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 B)(5)(6)(7)(8)(9)                                                  1.35           2.13       -0.32       1.81
DWS Equity 500 Index VIP Portfolio (Class B)(10)(11)                0.00           0.58
DWS Small Cap Index VIP Portfolio (Class B)(10)                     0.00           0.79
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(12)   0.00           0.91
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(13)       0.00           0.93
LVIP Baron Growth Opportunities (Service Class)(14)                 0.00           1.34       -0.05       1.29
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(15)(16)                                                     0.00           1.38       -0.22       1.16
LVIP Delaware Bond Fund (Service Class)                             0.00           0.75
LVIP Delaware Foundation Aggressive Allocation Fund (Service
 Class)(17)(18)                                                     0.03           1.14       -0.13       1.01
LVIP Delaware Foundation Conservative Allocation Fund
 (Service Class)(17)(18)                                            0.02           1.12       -0.12       1.00
LVIP Delaware Foundation Moderate Allocation Fund (Service
 Class)(17)(18)                                                     0.03           1.44       -0.43       1.01
LVIP Delaware Growth and Income Fund (Service Class)                0.00           0.76
LVIP Delaware Managed Fund (Service Class)                          0.00           0.87
LVIP Delaware Social Awareness Fund (Service Class)                 0.00           0.79
LVIP Delaware Special Opportunities Fund (Service Class)            0.00           0.82
LVIP FI Equity-Income Fund (Service Class)(19)                      0.00           1.07       -0.05       1.02
LVIP Global Income Fund (Service Class)(20)(21)                     0.00           1.09       -0.09       1.00
LVIP Janus Capital Appreciation Fund (Service Class)(22)            0.00           1.10       -0.07       1.03
LVIP Mondrian International Value Fund (Service Class)              0.00           1.05
LVIP Money Market Fund (Service Class)(23)                          0.00           0.68
LVIP SSgA Bond Index Fund (Service Class)(24)(25)                   0.00           0.78       -0.10       0.68
LVIP SSgA Emerging Markets 100 Fund (Service Class)(26)(27)         0.00           4.15       -3.20       0.95
LVIP SSgA International Index Fund (Service Class)(28)(29)          0.00           1.83       -1.13       0.70
LVIP SSgA S&P 500 Index Fund (Service Class)(30)                    0.00           0.58
LVIP SSgA Small-Cap Index Fund (Service Class)(31)                  0.00           0.72
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.00           1.09
LVIP UBS Global Asset Allocation Fund (Service Class)               0.03           1.13
LVIP Wilshire 2010 Profile Fund (Service Class)(32)(33)(34)         0.51           1.61       -0.65       0.96
LVIP Wilshire 2020 Profile Fund (Service Class)(32)(33)(34)         0.52           1.33       -0.36       0.97
LVIP Wilshire 2030 Profile Fund (Service Class)(32)(33)(34)         0.53           1.48       -0.50       0.98
LVIP Wilshire 2040 Profile Fund (Service Class)(32)(33)(34)         0.54           1.80       -0.81       0.99
LVIP Wilshire Aggressive Profile Fund (Service Class)(32)(33)(35)   0.87           1.45       -0.13       1.32
LVIP Wilshire Conservative Profile Fund (Service
 Class)(32)(33)(35)                                                 0.72           1.27       -0.10       1.17
LVIP Wilshire Moderate Profile Fund (Service Class)(32)(33)(35)     0.78           1.31       -0.08       1.23

                                                             Management                      Other
                                                                Fees        12b-1 Fees      Expenses
                                                              (before        (before        (before
                                                                any            any            any
                                                              waivers/       waivers/       waivers/
                                                             reimburse-     reimburse-     reimburse-
                                                               ments)   +     ments)   +     ments)   +
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(32)(33)(35)                                          0.25   %       0.25   %       0.03   %
MFS (Reg. TM) VIT Utilities Series (Service Class)(36)(37)   0.72           0.25           0.09
Neuberger Berman Mid-Cap Growth Portfolio (I Class)          0.83           0.00           0.09



                                                                                                     Total
                                                                                                   Expenses
                                                                              Total                 (after
                                                                             Expenses     Total    Contractu
                                                                             (before   Contractual    ua
                                                              Acquired         any      waivers/   waivers/
                                                                Fund         waivers/  reimburse-  reimburse
                                                              Fees and      reimburse-    ments       e-
                                                              Expenses  =     ments)    (if any)    ments)
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(32)(33)(35)                                          0.81   %       1.34   %   -0.08   %   1.26   %
MFS (Reg. TM) VIT Utilities Series (Service Class)(36)(37)   0.00           1.06
Neuberger Berman Mid-Cap Growth Portfolio (I Class)          0.00           0.92



(1) The Series' investment adviser waived a portion of its management fee from September 1, 2004 (May 1, 2006 in the case of Global Growth and Income Fund and October 4, 2006 in the case of Global Bond Fund) through December 31, 2008. Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the prospectus and annual report.

(2) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(3) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

(4) The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2009 through April 30, 2010, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the portfolio in other DWS funds. However, in the future, the portfolio may invest a larger portion, or all, of its assets in Other Assets. If the portfolio's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expenses are expected to decrease. The Advisor will waive 0.15% of the management fee until the portfolio reaches $50 million in assets and the Advisor's global tactical asset allocation overlay strategy is implemented.

(6) The portfolio's shareholders bear indirectly the expenses of the shares of other DWS funds or ETF's in which the portfolio invests. Acquired Fund (Underlying Fund) Fees and Expenses for the initial fiscal year are based on the expected initial allocation of the portfolio assets. The Total Annual Operating Expenses will vary with changes in allocations to, and operating expenses of, the other DWS funds or ETFs in which the portfolio invest.

(7) "Acquired Funds (Underlying Funds) Fees and Expenses" includes impact of dividends on short sales for investments in DWS Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be 1.20% excluding these dividends on short sales and the Total Annual Operating Expenses" would be 1.73% without these dividends on short sales.

(8) "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.05% organizational and offering expenses expected to be incurred over the next twelve months only. Actual expenses may be different. Includes 0.10% administration fee paid to the Advisor.

(9) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the fund's operating expenses at 0.21% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and acquired funds (underlying funds) fees and expenses (estimated at 1.35%).

(10) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(11) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.58% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(12) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(13) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.92% for Service Class 2. These offsets may be discontinued at any time.

(14) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(15) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the advisor was terminated effective April 30, 2009.

(16) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(17) "Other Expenses, "Acquired Fund Fees and Expenses" and Annual Fund Operating Expenses" in connection with the fund and funds (Pro Forma) have been estimated since the fund has not yet commenced. The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(18) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.98% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(19) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(20) The advisor has contractually agreed to waive 0.05% of its advisory fee for the fund. The waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(21) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 1.00% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(22) Effective May 1, 2009, the adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is:
     0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(23) The fund's distributor and fund's advisor have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the fund. The voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by the fund's distributor and fund's advisor. There is no guarantee that the fund will be able to avoid a negative yield.

(24) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(25) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.70% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(26) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the fund and 0.76% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(27) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.95% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(28) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.70% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(29) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.06% on the first $500 million of average daily net assets of the fund and 0.09% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(30) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(31) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(32) Effective January 1, 2009, the advisor contractually agreed to waive the following portion of the its advisory fee for the Funds': 0.05% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination of the Fund. The fee table has been restated to reflect this agreement.

(33) The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.45% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(34) The "Acquired Fund Fees and Expenses (AFFE)" in the chart have been restated to reflect the expenses of the underlying funds in which the Profile Funds currently invest. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(35) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2008 fees and expenses of the underlying funds that were owned by each Profile fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(36) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower.

(37) The funds' Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the funds' Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "12b-1 fee" of the fund's prospectus.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the contract and any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $958   $1,691    $2,231    $3,740


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $349   $1,063    $1,799    $3,740



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See the Contracts - i4LIFE (Reg. TM) Advantage. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.




Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, service features and enhancements may not be available in all states, and the charges may vary in certain states. Please check with your investment representative regarding their availability. You should refer to your contract for any state-specific provisions.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw contract value, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn contract value, depending upon how many contract years have elapsed. We may waive surrender charges in certain situations. See Charges and Other
Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

An annual account fee of $25 may be assessed on certain types of contracts.

We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk and administrative charge equal to an annual rate of 1.002%. See Charges and Other Deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectus for the funds.

For information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase, that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose.

What happens if I die before I annuitize? Your beneficiary will receive a death benefit. Your beneficiary has options as to how the death benefit is paid. See The Contracts - Death Benefit Before the Annuity Commencement Date.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. You will receive the Guaranteed Income Benefit when you elect i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.


Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.


The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. There can be no assurance that any money market fund will be able to maintain a net asset value per share.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Fixed Side of the Contract
Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 1.5%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. We may vary the way in which we credit interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime.



Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Lincoln and MFS Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label"product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein Global Thematic Growth Portfolio (Class B): Maximum capital appreciation.
     (formerly Global Technology Portfolio)


  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.




American Century Investments Variable Products, advised by American Century

  o American Century VP Inflation Protection Fund (Class II): Long-term total return.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.



American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total return. This fund will be available on or about May 18, 2009. Consult your financial advisor.



Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Service Class): Total return.

  o High Yield Series (Service Class): Total return.

  o REIT Series (Service Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Capital appreciation.

DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP Portfolio (Class B): Capital appreciation.

  o DWS Small Cap Index VIP Portfolio (Class B): Capital appreciation.


DWS Variable Series II, advised by Deutsche Asset Management Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): Capital appreciation.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Subadvised by BAMCO, Inc.)


  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total return. (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund (Service Class): Current income.
     (Sub-advised by Delaware Management Company)


  o LVIP Delaware Foundation Aggressive Allocation Fund (Service Class):
     Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.

  o LVIP Delaware Foundation Conservative Allocation Fund (Service Class):
     Current income and preservation of capital with capital appreciation. (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP Delaware Managed Fund is complete.

  o LVIP Delaware Foundation Moderate Allocation Fund (Service Class): Capital appreciation with current income.
     (Subadvised by Delaware Management Company)
     This fund will be available on or about June 15, 2009. Consult your financial advisor.


  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (Sub-advised by Delaware Management Company)


  o LVIP Delaware Managed Fund (Service Class): Total return.
     (Subadvised by Delaware Management Company)

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP Delaware Managed Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund. This reorganization is subject to the approval of the LVIP Delaware Managed Fund's shareholders. This reorganization is expected to occur in June 2009.


  o LVIP Delaware Social Awareness Fund (Service Class): Capital appreciation. (Sub-advised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Sub-advised by Delaware Management Company)

  o LVIP FI Equity-Income Fund (Service Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)


  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (Sub-advised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Service Class): Current income/Preservation of capital.
     (Sub-advised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund (Service Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available on or about May 18, 2009. Consult your financial advisor.

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available on or about May 18, 2009. Consult your financial advisor.

  o LVIP SSgA International Index Fund (Service Class): Replicate Broad Foreign Index.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available on or about May 18, 2009. Consult your financial advisor.

  o LVIP SSgA S&P 500 Index Fund (Service Class): Replicate S&P 500 Index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Service Class): Replicate Russell 2000
     Index.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)


  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009.


  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Capital appreciation; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company

  o Utilities Series (Service Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management, Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Sub-advised by Neuberger Berman, LLC)


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.


Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and after approval from the SEC.


We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.



Deductions from the VAA

We apply to the average daily net asset value of the subaccounts, a mortality and expense risk and administrative charge which is equal to an annual rate of 1.002%.


Account Fee

We will deduct $25 from the contract value on the last valuation date of each contract year to compensate us for the administrative services provided to you. This $25 account fee will also be deducted from the contract value upon surrender. This account fee may be reduced or eliminated for any particular contract.


Loan Fee

A one-time fee of up to $35 may be charged to set up a loan.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of contract value as follows:



                                                         Contract year in which
                                                      surrender/withdrawal occurs
                                            ------------------------------------------------
                                             1    2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th6%   6    6    5    4    3    2    1    0
      surrendered or withdrawn proceeds

The surrender charge will never exceed 9% of the purchase payments applied to the contract.


A surrender charge does not apply to:
 o A surrender or withdrawal of contract value after eight full contract years.
 o Withdrawals during a contract year to the extent that the total contract value withdrawn during that year does not exceed the free amount which is equal to 15% of the contract value. This exception does not apply to a surrender of the contract.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.
 o A surrender of the contract as a result of the death of the contractowner or annuitant. See The contracts - Death benefit before annuity commencement date.
 o Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.
 o Periodic payments made under any annuity payout option made available by us.

Some contracts may also waive surrender charges in the event of:
A surrender or withdrawal due to financial hardship or unforseeable emergency as allowed by the plan.
A surrender or withdrawal due to the contractowner or annuitant's retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown or any other program instituted by the employer which would reduce the work force by more than 20%.
 o A surrender or withdrawal after 5 complete contract years due to separation from service if the participant is at least age 55.
 o A surrender or withdrawal due to a Qualified Domestic Relations Order
(QDRO).

Your contract will contain the specific circumstances regarding when the surrender charges will apply.

The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant will be considered the contractowner for purposes of determining when a surrender charge does not apply.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions


The mortality and expense risk and administrative charge of 1.002% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.



There are additional deductions from and expenses paid out of the assets of the funds that are more fully described elsewhere in this booklet and in the prospectuses for the funds respectively. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and /or the interest rate declared on the fixed account may be enhanced for certain contracts. However, these reductions or enhancements may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

The contractowner, joint owner and annuitant cannot be older than age 74.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum annual amount for purchase payments is $600. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account is $20, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. We reserve the right to waive these restrictions. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or cross re-investment elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $500 (or the entire amount in the subaccount, if less than $500). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $500 or the total amount in the subaccount if less than $500. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $500 or the amount in the fixed account.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.

Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year (or contract year if the contract is an individual contract that was not sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature"restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount in the VAA or to the fixed side of the contract as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), cross-reinvestment service, portfolio rebalancing and automatic withdrawal service. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit Before the Annuity Commencement Date

If the contractowner or annuitant dies prior to the annuity commencement date, a death benefit may be payable.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option.

The death benefit paid to your designated beneficiary will be the greater of:

1. The contract value on the valuation date the death benefit is approved by us for payment; or

2. The sum of all purchase payments minus all withdrawals, including any applicable charges and any premium tax incurred.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.


The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient of death benefit proceeds may request to receive the proceeds in the form of a check rather than a deposit into the SecureLine (Reg. TM) account.



Investment Requirements

Contractowners who have elected i4LIFE (Reg. TM) with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect i4LIFE (Reg. TM), the Investment Requirements will not apply to your contract.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have this rider and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o AllianceBernstein Global Thematic Growth Portfolio
o American Funds Global Growth Fund
o American Funds International Fund
o Delaware VIP High Yield
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Delaware Special Opportunities Fund
o LVIP Foundation Aggressive Allocation Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund

o LVIP SSgA Small Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Wilshire Aggressive Profile Fund
o LVIP Wilshire 2040 Profile Fund
o MFS VIT Utilities Series

o Neuberger Berman AMT Mid-Cap Growth Portfolio


All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except for the DWS Alternative Asset Allocation Plus VIP Portfolio which is not available for investment.


You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of i4LIFE (Reg. TM) Advantage, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market subaccount as the default investment option should there be not contract value in the Non-Limited Subaccoounts. We will provide you with notice of such change.


We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the annuity commencement date depends upon the annuity option selected. See Annuity Payouts - Annuity Options.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request placed at or after 4:00 p.m. New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.


The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed in an interest-bearing checking account at the bank of our choosing. Instead of mailing you a check, we will send you a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. Funding for the SecureLine (Reg. TM) account comes from our general account. The general account is not a bank account and it is not insured by the FDIC or any other government agency. Because the SecureLine (Reg. TM) is funded by our general account, the funds are subject to the claims of our creditors. We will receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:


a. attains age 59 1/2
b. separates from service
c. dies
d. becomes totally and permanently disabled and/or
e. experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. The annual interest rate for loans is 7.0% of the amount held in the loan account. We will credit interest at an annual rate of 4.5% on the loan value.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or

 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-454-6265.


i4LIFE (Reg. TM) Advantage for Qualified Contracts

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus.

In order to elect the i4LIFE (Reg. TM) Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE (Reg. TM) Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE (Reg. TM) Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your sales representative to determine if it is necessary to surrender your contract in order to elect i4LIFE (Reg. TM) Advantage.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, regular income payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the periodic income commencement date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for participants in 401(k), 403(b) and most 457 plans ("tax-deferred retirement plans"). This option, when available in your state, is subject to a charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges for Qualified Contracts.

i4LIFE (Reg. TM) Advantage may be elected at the time of application or at any time before another annuity payout option is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you make certain choices about your regular income payments. The annuitant, or secondary life, if applicable, may not be changed after i4LIFE (Reg. TM) Advantage is elected. The periodic income commencement date will be within one month of when your i4LIFE (Reg. TM) Advantage election form is approved by us.

i4LIFE (Reg. TM) Advantage for tax-deferred retirement plans is only available if the annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.

If i4LIFE (Reg. TM) Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts - Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts - Transfers after the Annuity Commencement Date. Once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Additional Services.

When you elect i4LIFE (Reg. TM) Advantage, you will receive the i4LIFE (Reg.
TM) Advantage Guarantee of Principal death benefit. See i4LIFE (Reg. TM) Advantage Death Benefit.

i4LIFE (Reg. TM) Advantage Charges. The annual rate of the i4LIFE (Reg. TM) Advantage charge is currently 0.48% of the account value. During the Access Period, an amount equal to the monthly i4LIFE (Reg. TM) Advantage percentage charge multiplied by the Account Value will be deducted from the subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE (Reg. TM) Advantage rider charge is in addition to the other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE (Reg. TM) Advantage charge will be computed daily based on the net asset value in the subaccounts and added to the mortality and expense risk charge. If you purchase i4LIFE (Reg. TM) Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE (Reg. TM) Advantage.

Each time you elect to begin a new 15-year step-up period, the i4LIFE (Reg. TM) Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE (Reg. TM) Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a death benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum death benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. A request to extend the Access Period will be effective on the next periodic income commencement date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.


If you extend the Access Period, subsequent regular income payments and the Guaranteed Income Benefit will be reduced accordingly. The Guaranteed Income Benefit will be adjusted in proportion to the reduction in the new regular income payment. Extending the Access Period lowers the regular payment and Guaranteed Income Benefit because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a regular income payment of $433 a month and a Guaranteed Income Benefit of $332 per month. If you extend your access period to 30 years, the regular income payment decreases to $428 per month (a reduction of 1.15%) and the Guaranteed Income Benefit is also reduced by 1.15% for a payment of $328.

We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the regular income payments in compliance with Internal Revenue Code ("IRC") provisions for required minimum distributions. You may not shorten your Access Period.


Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the periodic income commencement date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life (and the secondary life, if applicable) and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your regular income payments. Regular income payments will begin within 14 days of the periodic income commencement date. At this time, changes to the Access Period can only be made on periodic income commencement date anniversaries.

Regular income payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An assumed investment return rate of 4% will be available. Regular income payments are not subject to any surrender charges or applicable interest adjustments. For information regarding income tax consequences of regular income payments, See Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the Account Value by 1000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
  o The age and sex (unless unisex rates are required by law) of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the monthly regular income payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

Subsequent regular income payments during the Access Period are determined by dividing the Account Value, on the applicable valuation date (December 31) by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the subaccounts selected and the interest credited on the fixed account. The assumed investment return is the measuring point for subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value. For example, a contract owner has an Account Value of $100,000 and an income payment of $400 per month. If the contract owner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the regular income payment. The regular income payment of $400 would be reduced to $300 [$400 - (25% x $400)]. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions for more information on withdrawals.

For a joint life option, the secondary life must be the annuitant's spouse and must be the primary beneficiary. If either the annuitant or secondary life dies during the Access Period, the surviving life may elect to continue regular income payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular income payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the annuitant, the secondary life may choose to take the death benefit, and the i4LIFE (Reg. TM) Advantage Rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the secondary life during the Access Period, if applicable. If there is no surviving life, then the regular income payments will cease and this Rider will terminate.

For a single life option, if the annuitant dies during the Access Period, a death benefit will be paid and the regular income payments will cease and this Rider will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. The frequency of regular income payments, the assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex (unless unisex rates are required by law) of the annuitant and secondary life (if living);
  o the monthly regular income payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Your regular income payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life's general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will vary on an annual basis for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.


i4LIFE (Reg. TM) Advantage Death Benefit

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or

  o the sum of all purchase payments, less the sum of regular income payments and other additional withdrawals (including withdrawals to provide the Guaranteed Income Benefit).


References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force prior to that election. Regular income payments are deducted from the death benefit before any additional withdrawals when determining the death benefit.

The following example demonstrates the impact of a withdrawal on your death benefit:

Total Purchase Payments $200,000
Total i4LIFE (Reg. TM) Advantage Regular Income payments $25,000
Additional Withdrawal $15,000
Death Benefit Value after i4LIFE (Reg. TM) Advantage withdrawal = $200,000 - $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000

General Death Benefit Provisions. Following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

During the access period, if the single life option has been elected, then upon the death of the annuitant, the regular income payments will cease and this Rider will terminate. If the joint life option has been elected, then upon the death of the annuitant, the secondary life, if still surviving, as spouse and primary beneficiary, may terminate the contract and this Rider and receive full payment of the death benefit or elect to continue the contract and this Rider and receive regular income payments for his/her lifetime. Upon the death of the secondary life, the annuitant if still surviving, may continue to receive regular income payments for the remainder of the access period and for the lifetime income period or may elect to terminate this Rider. If neither the annuitant nor the secondary life is still surviving, the regular income payments will cease and this Rider will terminate.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with IRC
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to Lincoln Life of the death, regular income payments may be suspended until the death claim is approved. If this Rider is continued, upon approval of the death claim the excess, if any, of the death benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the regular income payments will restart. Otherwise, this rider terminates.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


General i4LIFE (Reg. TM) Advantage Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The interest adjustment may apply.


The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:


i4LIFE (Reg. TM) Advantage Regular Income Payment before Withdrawal $1,200

Guaranteed Income Benefit before Withdrawal $750

Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE (Reg. TM) Advantage Regular Income payment for Withdrawal = $1,200 x 10% = $120
i4LIFE (Reg. TM) Advantage Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 x 10% = $75 Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675


Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.

Termination. You may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

Availability. The availability of i4LIFE (Reg. TM) Advantage will depend upon your state's approval of the i4LIFE (Reg. TM) Advantage contract rider. Please check with your registered representative for availability.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage for Qualified
Contracts

The Guaranteed Income Benefit ensures that your regular income payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is in effect during both the access period and the lifetime income period.

The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment. If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This additional amount will be withdrawn from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the Guaranteed Income Benefit, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant, or secondary life, if applicable, is living.

The Guaranteed Income Benefit has an automatic step-up feature that works as follows: During the 15-year step-up period, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The 15-year period will run from the periodic income commencement date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the valuation date of the first regular income payment in the first calendar year of each 3-year period. . At the end of a 15-year step-up period, the contractowner may continue with the current Guaranteed Income Benefit amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.

The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments or Guaranteed Income Benefit payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions to see the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your regular income payment, your Guaranteed Income Benefit will also be reduced. The Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. You may not shorten your Access Period.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides that all or part of the contract value may be used to purchase an annuity payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. We may choose to make other annuity options available in the future.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (See Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as

Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk and administrative charge of 1.002% will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General Information

The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFA. The maximum commission we pay to LFA is 9.00% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.

We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 9.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product"treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2008 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.


Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.

Congress enacted The Worker, Retiree, and Employer Recovery Act of 2008 (the
Act) in December, 2008. The Act includes a number of relief provisions, including the suspension of the RMD requirement for IRAs and certain qualified plans in 2009. You should consult your tax advisor to determine whether the RMD relief applies to your annuity contract. If your RMD is currently paid automatically each year, Lincoln will not make any changes to your payments for 2009 unless you specifically request that a change be made.


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).


Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007).


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.



Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings


In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, or the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                          Multi-Fund (Reg. TM) Select
                  Lincoln National Variable Annuity Account C










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity
Account C (Multi-Fund (Reg. TM) Select).


                                 (Please Print)


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City ---------------------------------------------------  State ---------
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Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, Indiana 46801.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



             Accumulation unit value
             -----------------------      Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
AllianceBernstein VPS Global
Technology
2004  .          9.161       10.933             2
2005  .         10.933       11.219            24
2006  .         11.219       12.038            50
2007  .         12.038       14.289            91
2008  .         14.289        7.432           139
---------       ------       ------           ---
AllianceBernstein VPS Growth and
Income
2004  .         10.082       11.133             6
2005  .         11.133       11.528            61
2006  .         11.528       13.352           117
2007  .         13.352       13.861           174
2008  .         13.861        8.138           243
---------       ------       ------           ---
American Funds Global Growth Fund
2004  .          9.798       11.310            13
2005  .         11.310       12.773           107
2006  .         12.773       15.229           227
2007  .         15.229       17.316           410
2008  .         17.316       10.562           636
---------       ------       ------           ---
American Funds Growth Fund
2004  .          9.591       11.148           114
2005  .         11.148       12.824           796
2006  .         12.824       13.993         1,722
2007  .         13.993       15.564         2,532
2008  .         15.564        8.634         3,395
---------       ------       ------         -----
American Funds Growth-Income Fund
2004  .          9.794       10.978            74
2005  .         10.978       11.502           504
2006  .         11.502       13.119         1,060
2007  .         13.119       13.643         1,617
2008  .         13.643        8.395         2,224
---------       ------       ------         -----
American Funds International Fund
2004  .          9.918       11.729            35
2005  .         11.729       14.109           273
2006  .         14.109       16.619           708
2007  .         16.619       19.748         1,152
2008  .         19.748       11.315         1,637
---------       ------       ------         -----
Delaware VIP Diversified Income
Series
2004  .         10.269       10.914            22
2005  .         10.914       10.742           193
2006  .         10.742       11.439           410
2007  .         11.439       12.165           768
2008  .         12.165       11.454         1,082
---------       ------       ------         -----
Delaware VIP High Yield Series
2005  .          9.982       10.274             9
2006  .         10.274       11.412            68
2007  .         11.412       11.586           170
2008  .         11.586        8.668           243
---------       ------       ------         -----
Delaware VIP REIT Series
2004  .         10.831       13.277            52
2005  .         13.277       14.046           205
2006  .         14.046       18.400           411
2007  .         18.400       15.634           539
2008  .         15.634       10.017           668
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Delaware VIP Small Cap Value Series
2004  .          9.879       12.117            56
2005  .         12.117       13.094           355
2006  .         13.094       15.022           706
2007  .         15.022       13.855         1,021
2008  .         13.855        9.593         1,265
---------       ------       ------         -----
Delaware VIP Trend Series
2004  .          8.855       10.985            21
2005  .         10.985       11.486           119
2006  .         11.486       12.206           227
2007  .         12.206       13.348           311
2008  .         13.348        7.022           401
---------       ------       ------         -----
Delaware VIP Value Series
2004  .          9.935       11.343            10
2005  .         11.343       11.881           101
2006  .         11.881       14.561           283
2007  .         14.561       13.984           507
2008  .         13.984        9.197           646
---------       ------       ------         -----
DWS VIP Equity 500 Index
2004  .          9.881       11.081            12
2005  .         11.081       11.455            88
2006  .         11.455       13.070           193
2007  .         13.070       13.591           314
2008  .         13.591        8.431           469
---------       ------       ------         -----
DWS VIP Small Cap Index
2004  .          9.360       11.770             9
2005  .         11.770       12.118            56
2006  .         12.118       14.060           125
2007  .         14.060       13.619           189
2008  .         13.619        8.855           266
---------       ------       ------         -----
Fidelity VIP Contrafund Portfolio
2004  .          9.608       11.299            28
2005  .         11.299       13.051           293
2006  .         13.051       14.398           734
2007  .         14.398       16.721         1,192
2008  .         16.721        9.487         1,717
---------       ------       ------         -----
Fidelity VIP Growth Portfolio
2004  .          9.599       10.590             6
2005  .         10.590       11.061            36
2006  .         11.061       11.670            79
2007  .         11.670       14.634           147
2008  .         14.634        7.634           264
---------       ------       ------         -----
Lincoln VIP Baron Growth
Opportunities*
2004  .          9.172       11.803            38
2005  .         11.803       12.079           308
2006  .         12.079       13.815           601
2007  .         13.815       14.145           833
2008  .         14.145        8.523         1,046
---------       ------       ------         -----
Lincoln VIP Cohen & Steers Global
Real Estate
2007  .         10.089        8.251            12
2008  .          8.251        4.723            55
---------       ------       ------         -----
Lincoln VIP Delaware Bond
2004  .         10.288       10.536            44
2005  .         10.536       10.680           277
2006  .         10.680       11.044           590
2007  .         11.044       11.499           905
2008  .         11.499       11.013         1,142
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Lincoln VIP Delaware Growth and
Income
2004  .          9.839       11.264           11
2005  .         11.264       11.740           88
2006  .         11.740       13.028          155
2007  .         13.028       13.653          209
2008  .         13.653        8.651          252
---------       ------       ------          ---
Lincoln VIP Delaware Managed
2004  .          9.977       10.996           17
2005  .         10.996       11.350           90
2006  .         11.350       12.395          166
2007  .         12.395       12.801          233
2008  .         12.801        9.224          280
---------       ------       ------          ---
Lincoln VIP Delaware Social
Awareness
2004  .          9.736       11.224           13
2005  .         11.224       12.418          113
2006  .         12.418       13.773          266
2007  .         13.773       14.005          411
2008  .         14.005        9.063          578
---------       ------       ------          ---
Lincoln VIP Delaware Special
Opportunities
2004  .         10.118       12.163           19
2005  .         12.163       13.891          236
2006  .         13.891       15.920          526
2007  .         15.920       16.321          762
2008  .         16.321       10.203          962
---------       ------       ------          ---
Lincoln VIP FI Equity-Income
2004  .          9.904       11.314           21
2005  .         11.314       11.676          141
2006  .         11.676       12.830          280
2007  .         12.830       13.222          388
2008  .         13.222        8.053          462
---------       ------       ------          ---
Lincoln VIP Janus Capital
Appreciation
2004  .          9.840       10.808            1
2005  .         10.808       11.122           14
2006  .         11.122       12.047           30
2007  .         12.047       14.326           47
2008  .         14.326        8.372           78
---------       ------       ------          ---
Lincoln VIP Mondrian International
Value
2004  .         10.262       12.237            7
2005  .         12.237       13.600          130
2006  .         13.600       17.461          310
2007  .         17.461       19.225          540
2008  .         19.225       12.027          712
---------       ------       ------          ---
Lincoln VIP Money Market Fund
2004  .          9.986        9.990            4
2005  .          9.990       10.141           35
2006  .         10.141       10.484          104
2007  .         10.484       10.867          233
2008  .         10.867       10.984          529
---------       ------       ------          ---
Lincoln VIP SSgA S&P 500 Index
2007  .          9.938        9.651            4
2008  .          9.651        5.987           65
---------       ------       ------          ---
Lincoln VIP SSgA Small Cap Index
2007  .          9.955        9.181            6
2008  .          9.181        5.986           23
---------       ------       ------          ---
Lincoln VIP T. Rowe Price Structured
Mid-Cap Growth
2004  .          9.600       11.133            3
2005  .         11.133       12.074           29
2006  .         12.074       13.030           75
2007  .         13.030       14.615          119
2008  .         14.615        8.259          156
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Lincoln VIP UBS Global Asset
Allocation
2004  .         10.106       11.433             8
2005  .         11.433       12.058            37
2006  .         12.058       13.636            71
2007  .         13.636       14.325           108
2008  .         14.325        9.447           158
---------       ------       ------           ---
Lincoln VIP Wilshire 2010 Profile
2007  .         10.060       10.476             1
2008  .         10.476        7.872            45
---------       ------       ------           ---
Lincoln VIP Wilshire 2020 Profile
2007  .          9.992       10.321            16
2008  .         10.321        7.452           131
---------       ------       ------           ---
Lincoln VIP Wilshire 2030 Profile
2007  .         10.179       10.428             8
2008  .         10.428        7.129           140
---------       ------       ------           ---
Lincoln VIP Wilshire 2040 Profile
2007  .          9.803       10.253            17
2008  .         10.253        6.526           125
---------       ------       ------           ---
Lincoln VIP Wilshire Aggressive
Profile
2005  .         10.033       10.922            24
2006  .         10.922       12.570           139
2007  .         12.570       13.782           331
2008  .         13.782        8.103           713
---------       ------       ------           ---
Lincoln VIP Wilshire Conservative
Profile
2005  .         10.013       10.290            11
2006  .         10.290       11.111            79
2007  .         11.111       11.826           227
2008  .         11.826        9.524           437
---------       ------       ------           ---
Lincoln VIP Wilshire Moderate
Profile
2005  .          9.999       10.508            71
2006  .         10.508       11.627           374
2007  .         11.627       12.547           837
2008  .         12.547        9.092         1,392
---------       ------       ------         -----
Lincoln VIP Wilshire Moderately
Aggressive Profile
2005  .         10.010       10.686            65
2006  .         10.686       12.045           349
2007  .         12.045       13.062           830
2008  .         13.062        8.589         1,412
---------       ------       ------         -----
MFS VIT Utilities Series
2004  .         10.406       12.718            21
2005  .         12.718       14.677           125
2006  .         14.677       19.030           274
2007  .         19.030       24.032           530
2008  .         24.032       14.797           802
---------       ------       ------         -----
Neuberger Berman AMT Mid-Cap Growth
Portfolio
2004  .          9.404       11.591             8
2005  .         11.591       13.053            63
2006  .         13.053       14.821           154
2007  .         14.821       17.979           292
2008  .         17.979       10.080           411
---------       ------       ------         -----


* Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth
  Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

Multi-Fund (Reg. TM) Select
Lincoln National
Variable Annuity Account C   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Multi-Fund (Reg. TM) Select prospectus of Lincoln National Variable Annuity Account C dated May 1, 2009. You may obtain a copy of the Multi-Fund (Reg. TM) Select prospectus on request and without charge. Please write Multi-Fund (Reg. TM) Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Capital Markets                                 B-3
Advertising & Ratings                           B-4
More About the S&P 500 Index                    B-4
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-6


This SAI is not a prospectus.

The date of this SAI is May 1, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.




Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $42,009,778, $64,441,989 and $61,630,463 to LFA and Selling Firms in 2006, 2007 and 2008, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;

 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Capital Markets

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Additional Services

Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions - Surrender charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2008 AND 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes.

/s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 18, 2009

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2008       2007
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2008 -- $52,558; 2007 -- $53,250)   $ 46,489   $ 53,405
      Equity (cost: 2008 -- $187; 2007 -- $132)                                139        134
   Trading securities                                                        2,189      2,533
   Mortgage loans on real estate                                             7,396      7,117
   Real estate                                                                 119        258
   Policy loans                                                              2,887      2,848
   Derivative investments                                                       60        172
   Other investments                                                           948        986
                                                                          --------   --------
         Total investments                                                  60,227     67,453
Cash and invested cash                                                       2,116        975
Deferred acquisition costs and value of business acquired                   11,184      8,574
Premiums and fees receivable                                                   445        382
Accrued investment income                                                      782        801
Reinsurance recoverables                                                    11,334      7,779
Reinsurance related derivative assets                                          167         --
Goodwill                                                                     3,520      3,539
Other assets                                                                 3,509      2,451
Separate account assets                                                     55,655     82,263
                                                                          --------   --------
         Total assets                                                     $148,939   $174,217
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future contract benefits                                                  $ 17,054   $ 13,619
Other contract holder funds                                                 59,441     58,168
Short-term debt                                                                  4        173
Long-term debt                                                               2,080      1,675
Reinsurance related derivative liability                                        --        102
Funds withheld reinsurance liabilities                                       2,243      1,862
Deferred gain on business sold through reinsurance                             542        696
Payables for collateral under securities loaned and derivatives                880      1,135
Other liabilities                                                            1,382      2,083
Separate account liabilities                                                55,655     82,263
                                                                          --------   --------
         Total liabilities                                                 139,281    161,776
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock -- 10,000,000 shares, authorized, issued and outstanding        9,132      9,105
Retained earnings                                                            3,135      3,283
Accumulated other comprehensive income (loss)                               (2,609)        53
                                                                          --------   --------
         Total stockholder's equity                                          9,658     12,441
                                                                          --------   --------
         Total liabilities and stockholder's equity                       $148,939   $174,217
                                                                          ========   ========

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                     ------------------------
                                                                      2008     2007     2006
                                                                     ------   ------   ------
REVENUES:
Insurance premiums                                                   $1,835   $1,664   $1,174
Insurance fees                                                        2,980    2,930    2,400
Net investment income                                                 3,975    4,181    3,805
Realized loss                                                          (831)    (127)     (35)
Amortization of deferred gain on business sold through reinsurance       76       83       76
Other revenues and fees                                                 273      323      289
                                                                     ------   ------   ------
   Total revenues                                                     8,308    9,054    7,709
                                                                     ------   ------   ------
BENEFITS AND EXPENSES:
Interest credited                                                     2,438    2,379    2,175
Benefits                                                              2,645    2,330    1,758
Underwriting, acquisition, insurance and other expenses               2,954    2,520    2,073
Interest and debt expense                                                85       82       82
                                                                     ------   ------   ------
   Total benefits and expenses                                        8,122    7,311    6,088
                                                                     ------   ------   ------
Income before taxes                                                     186    1,743    1,621
Federal income tax expense (benefit)                                    (68)     504      460
                                                                     ------   ------   ------
      Net income                                                     $  254   $1,239   $1,161
                                                                     ======   ======   ======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                               ---------------------------
                                                                 2008      2007      2006
                                                               -------   -------   -------
COMMON STOCK:
Balance at beginning-of-year                                   $ 9,105   $ 9,088   $ 2,125
Lincoln National Corporation purchase price                         --        (9)    6,932
Stock compensation                                                  27        26        31
                                                               -------   -------   -------
   Balance at end-of-year                                        9,132     9,105     9,088
                                                               -------   -------   -------
RETAINED EARNINGS:
Balance at beginning-of-year                                     3,283     3,341     2,748
Cumulative effect of adoption of SOP 05-1                           --       (41)       --
Cumulative effect of adoption of FIN 48                             --       (14)       --
Comprehensive income (loss)                                     (2,408)      876     1,124
Less other comprehensive income (loss), net of tax:             (2,662)     (363)      (37)
                                                               -------   -------   -------
   Net Income                                                      254     1,239     1,161
Dividends declared                                                (402)   (1,242)     (568)
                                                               -------   -------   -------
   Balance at end-of-year                                        3,135     3,283     3,341
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES:
Balance at beginning-of-year                                        76       421       452
Change during the year                                          (2,638)     (345)      (31)
                                                               -------   -------   -------
   Balance at end-of-year                                       (2,562)       76       421
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS:
Balance at beginning-of-year                                       (19)       (9)        7
Change during the year                                               4       (10)      (16)
                                                               -------   -------   -------
   Balance at end-of-year                                          (15)      (19)       (9)
                                                               -------   -------   -------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                                        --        --        (6)
Change during the year                                              --        --         6
                                                               -------   -------   -------
   Balance at end-of-year                                           --        --        --
                                                               -------   -------   -------
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS:
Balance at beginning-of-year                                        (4)        4        --
Change during the year                                             (28)       (8)        4
                                                               -------   -------   -------
   Balance at end-of-year                                          (32)       (4)        4
                                                               -------   -------   -------
      Total stockholder's equity at end-of-year                $ 9,658   $12,441   $12,845
                                                               =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                             FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                         ---------------------------
                                                                           2008      2007      2006
                                                                         -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $   254   $ 1,239   $ 1,161
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                 (244)     (916)     (664)
   Trading securities purchases, sales and maturities, net                   177       316       165
   Change in premiums and fees receivable                                    (61)      (88)       (3)
   Change in accrued investment income                                        19        13        21
   Change in future contract benefits                                      4,169       526       109
   Change in other contract holder funds                                     (71)      453       741
   Change in funds withheld reinsurance liability and reinsurance
      recoverables                                                        (3,618)     (493)      304
   Change in federal income tax accruals                                     (45)      310       150
   Realized loss                                                             831       127        35
   Amortization of deferred gain on business sold through reinsurance        (76)      (83)      (76)
   Stock-based compensation expense                                           19        26        31
   Other                                                                     (31)     (160)   (1,055)
                                                                         -------   -------   -------
      Net cash provided by operating activities                            1,323     1,270       919
                                                                         -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities                               (5,776)   (8,606)   (9,323)
Sales of available-for-sale securities                                     1,506     3,453     5,328
Maturities of available-for-sale securities                                3,732     4,087     3,326
Purchases of other investments                                            (1,163)   (2,018)     (696)
Sales or maturities of other investments                                     907     1,880       585
Increase (decrease) in payables for collateral under securities
   loaned and derivatives                                                   (255)     (369)      538
Purchase of Jefferson-Pilot stock, net of cash acquired of $39                --        --       154
Other                                                                       (117)      (84)       58
                                                                         -------   -------   -------
      Net cash used in investing activities                               (1,166)   (1,657)      (30)
                                                                         -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                                   250       375       140
Issuance (decrease) in commercial paper                                      (14)       13       (13)
Deposits of fixed account values, including the fixed portion of
   variable                                                                9,806     9,481     7,444
Withdrawals of fixed account values, including the fixed portion
   of variable                                                            (5,910)   (6,645)   (6,660)
Transfers to and from separate accounts, net                              (2,204)   (2,448)   (1,821)
Payment of funding agreements                                               (550)       --        --
Common stock issued for benefit plans and excess tax benefits                  8        --        --
Dividends paid to stockholder                                               (402)     (787)     (568)
                                                                         -------   -------   -------
      Net provided by (used in) financing activities                         984       (11)   (1,478)
                                                                         -------   -------   -------
         Net increase (decrease) in cash and invested cash                 1,141      (398)     (589)
         Cash and invested cash at beginning-of-year                         975     1,373     1,962
                                                                         -------   -------   -------
            Cash and invested cash at end-of-period                      $ 2,116   $   975   $ 1,373
                                                                         =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories, see Note 23.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combination" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the year ended December 31, 2006. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

For the two years ended December 31, 2007, we have reclassified the results of certain derivatives and embedded derivatives to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits on our Consolidated Statements of Income. The associated amortization expense of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") (previously reported within underwriting, acquisition, insurance and other expenses), deferred sales inducements ("DSI") (previously reported within interest credited), deferred front-end loads ("DFEL") (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized gain (loss) on our Consolidated Statements of Income. The detail of the reclassifications (in millions) from what was previously reported in prior period Consolidated Statements of Income (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER, 31
                                          -------------------
                                               2007   2006
                                              -----   ----
Realized loss, as previously reported         $(112)  $ (2)
Effect of reclassifications to:
   Insurance fees                                64     39
   Net investment income                         (5)    62
   Interest credited                            (19)   (66)
   Benefits                                    (103)   (55)
   Underwriting, acquisition, insurance
      and other expenses                         48    (13)
                                              -----   ----
      Realized loss, as adjusted              $(127)  $(35)
                                              =====   ====

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, DAC, VOBA, goodwill, future contract benefits, other contract holder funds (including DFEL), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as available-for-sale based on assumptions used by market participants in pricing the security. Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. See Note 2 "STATEMENT OF FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157 ("SFAS 157") - FAIR VALUE MEASUREMENTS" for more information regarding the fair value hierarchy.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for declines in fair value that we determine to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. A write-down for impairment can be recognized for both credit-related events and for a decline in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery of fair value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, a recovery in value is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to: the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; the cause of the decline; and fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income on our Consolidated Statements of Income as they occur. The fair value for our trading securities is determined in the same manner as our securities classified as available-for-sale discussed in "AVAILABLE-FOR-SALE SECURITIES" above. For discussion of how the fair value of our embedded derivatives is determined see "DERIVATIVE INSTRUMENTS" below.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

SECURITIES LENDING

Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment.

Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. Pursuant to SFAS No. 157, we have categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See
Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair value of the derivative.

We do not adjust prices received from third parties. However, we do analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate hierarchy levels described in Note 2 "SFAS 157 - FAIR VALUE MEASUREMENTS."

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e. DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"); and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Under SFAS 97, acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All SFAS 60 contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization under SFAS 60 for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Under SFAS No. 142, "Goodwill and Other Intangible Assets," ("SFAS 142") goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. SFAS 142 requires that we perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed death benefit ("GDB") features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 35% of permanent life insurance in force as of

December 31, 2008, and approximately 71% of sales for these products in 2008. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value. The fair values for the GLB contracts are based on their approximate surrender values. Our LINCOLN SMARTSECURITY(R) Advantage guaranteed withdrawal benefit ("GWB") feature, GIB and 4LATER(R) features have elements of both insurance benefits accounted for under Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and embedded derivatives accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. We classify these items in level 3 within the hierarchy levels described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years, in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). In addition, for the deferred loss on the reinsurance ceded to LNBAR we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2006 through 2008 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted SOP 05-1 effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullified the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and superseded EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." Under the impairment model in FSP 115-1, any security in an unrealized loss position is considered impaired. An evaluation is made to determine whether the impairment is other-than-temporary based on existing accounting guidance. If an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. The fair value of the security on the measurement date of the other-than-temporary impairment becomes the new cost basis for the security, which may not be adjusted for subsequent recoveries in fair value. Subsequent to the recognition of an interest-related other-than-temporary impairment for debt securities, the resulting discount, or reduction to the premium, is amortized over the remaining life of the debt security, prospectively, based on the amount and timing of the estimated future cash flows of the debt security. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Because SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provided a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 and DIG B40 did not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 7 for more information regarding our adoption of FIN 48.

SFAS 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Note 22 for additional information about our fair value disclosures for financial instruments required by SFAS 157.

We adopted SFAS 157 effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
   Total liabilities                                     $(17)
                                                         ====
REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See "Summary of Significant Accounting Policies" in Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

FSP NO. FAS 157-2 -- EFFECTIVE DATE OF FASB STATEMENT NO. 157

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Accordingly, we did not apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities within the scope of FSP 157-2. Examples of items to which the deferral is applicable include, but are not limited to:

     - Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination or other new basis event, but not measured at fair value in subsequent periods;

     - Reporting units measured at fair value in the goodwill impairment test under SFAS 142, and indefinite-lived intangible assets measured at fair value for impairment assessment under SFAS 142;

     - Nonfinancial long-lived assets measured at fair value for an impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets";

     - Asset retirement obligations initially measured at fair value under SFAS No. 143, "Accounting for Asset Retirement Obligations"; and

     - Nonfinancial liabilities for exit or disposal activities initially measured at fair value under SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities."

As of January 1, 2009, the deferral from FSP 157-2 will no longer be effective. We will apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities beginning on January 1, 2009, and we do not expect the application to have a material impact on our consolidated financial condition or results of operations.

FSP NO. FAS 157-3 -- DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and provides an illustrative example of key considerations to analyze in determining fair value of a financial asset when the market for the asset is not active. During times when there is little market activity for a financial asset, the objective of fair value measurement remains the same, that is, to value the asset at the price that would be received by the holder of the financial asset in an orderly transaction (exit price) that is not a forced liquidation or distressed sale at the measurement date. Determining fair value of a financial asset during a period of market inactivity may require the use of significant judgment and an evaluation of the facts and circumstances to determine if transactions for a financial asset represent a forced liquidation or distressed sale. An entity's own assumptions regarding future cash flows and risk-adjusted discount rates for financial assets are acceptable when relevant observable inputs are not available. FSP 157-3 was effective on October 10, 2008, and for all prior periods for which financial statements have not been issued. Any changes in valuation techniques resulting from the adoption of FSP 157-3 shall be accounted for as a change in accounting estimated in accordance with SFAS No. 154, "Accounting Changes and Error Corrections." We adopted the guidance in FSP 157-3 in our financial statements for the reporting period ending September 30, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationships involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. We adopted DIG E23 effective January 1, 2008, for hedging relationships designated on or after that date. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FSP FAS NO. 133-1 AND FIN 45-4 -- DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161

In September 2008, the FASB issued FSP FAS No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP 133-1"). FSP 133-1 amends the disclosure requirements of SFAS 133 to require the seller of credit derivatives, including hybrid financial instruments with embedded credit derivatives, to disclose additional information regarding, among other things, the nature of the credit derivative, information regarding the facts and circumstances that may require performance or payment under the credit derivative, and the nature of any recourse provisions the seller can use for recovery of payments made under the credit derivative. In addition, FSP 133-1 amends the disclosure requirements in FIN 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45") to require additional disclosure about the payment/performance risk of a guarantee. Finally, FSP 133-1 clarifies the intent of the FASB regarding the effective date of SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("SFAS 161"). The provisions of FSP 133-1 related to SFAS 133 and FIN 45 are effective for annual and interim reporting periods ending after November 15, 2008, with comparative disclosures required only for those periods ending subsequent to initial adoption. The clarification of the effective date of SFAS 161 was effective upon the issuance of FSP 133-1, and will not impact the effective date of SFAS 161 in our financial statements. We have included these required enhanced disclosures related to credit derivatives, hybrid financial instruments and guarantees in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

FSP FAS 140-4 AND FIN 46(R)-8 -- ENHANCED DISCLOSURE REQUIREMENTS RELATED TO TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTEREST ENTITIES.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP 140-4"). FSP 140-4 amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140") to require additional disclosures regarding a transferor's continuing involvement with transferred financial assets in a securitization or asset-backed financing arrangement. FSP 140-4 also amends FIN 46 (revised December 2003) "Consolidation of Variable Interest Entities," to expand the disclosure requirements for VIEs to include information regarding the decision to consolidate the VIE, the nature of and changes in risks related to a VIE, and the impact on the entity's financial statements due to the involvement with a VIE. Those variable interests required to comply with the guidance in FSP 140-4 include the primary beneficiary of the VIE, the holder of a significant variable interest and a sponsor that holds a variable interest. Further, FSP 140-4 requires enhanced disclosures for certain sponsors and holders of a significant variable interest in a qualifying special purpose entity. The provisions of FSP 140-4 are effective for the first reporting period ending after December 15, 2008, and comparative disclosures are not required. We included the enhanced disclosures required by FSP 140-4 in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

See Note 4 for more information regarding our involvement with VIEs.

FSP EITF 99-20-1 -- AMENDMENTS TO THE IMPAIRMENT GUIDANCE IN EITF ISSUE NO.
99-20

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance in EITF Issue No. 99-20" ("EITF 99-20-1"), which eliminates the requirement in EITF No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") for holders of beneficial interests to estimate cash flow using current information and events that a market participant would use in determining the current fair value and other-than-temporary impairment of the beneficial interest. FSP 99-20-1 removes the reference to a market participant and requires that an other-than-temporary impairment be recognized in earnings when it is probable that there has been an adverse change in the holder's estimated cash flows from the cash flows previously projected, which is consistent with the impairment model used in SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." FSP 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and must be applied prospectively at the balance sheet date of the reporting period for which the assessment of cash flows is made. We adopted the guidance in FSP 99-20-1 as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(revised 2007), "Business Combinations" ("SFAS 141(R)"), which is a revision of SFAS No. 141 "Business Combinations" ("SFAS 141"). SFAS 141(R) retains the fundamental requirements of SFAS 141, but establishes principles and requirements for the acquirer in a business combination to recognize and measure the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree and the goodwill acquired or the gain from a bargain purchase. The revised statement requires, among other things, that assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values. For business combinations completed upon adoption of SFAS 141(R), goodwill will be measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration shall be recognized at the acquisition-date fair value, which improves the accuracy of the goodwill measurement. Under SFAS 141(R), contractual pre-acquisition contingencies will be recognized at their acquisition-date fair values and non-contractual pre-acquisition contingencies will be recognized at their acquisition date fair values if it is more likely than not that the contingency gives rise to an asset or liability. Deferred recognition of pre-acquisition contingencies will no longer be permitted. Acquisition costs will be expensed in the period the costs are incurred, rather than included in the cost of the acquiree, and disclosure requirements will be enhanced to provide users with information to evaluate the nature and financial effects of the business combination. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008, with earlier adoption prohibited. We will adopt SFAS 141(R) for acquisitions occurring after January 1, 2009.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin ("ARB") No. 51" ("SFAS 160"), which aims to improve the relevance, comparability and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the Consolidated Statements of Income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary, sells some of its ownership interests in its subsidiary, the subsidiary reacquires some of its ownership interests or the subsidiary issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We will adopt SFAS 160 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

FSP FAS NO. 140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS

In February 2008, the FASB issued FSP FAS No. 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"), regarding the criteria for a repurchase financing to be considered a linked transaction under SFAS 140. A repurchase financing is a transaction where the buyer ("transferee") of a financial asset obtains financing from the seller ("transferor") and transfers the financial asset back to the seller as collateral until the financing is repaid. Under FSP 140-3, the transferor and the transferee shall not separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet the criteria identified in FSP 140-3 in order to receive separate accounting treatment. FSP 140-3 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. FSP 140-3 will be applied prospectively to initial transfers and repurchase financings executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. Early application is not permitted. We will adopt FSP 140-3 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS 161 -- DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133

In March 2008, the FASB issued SFAS 161, which amends and expands current qualitative and quantitative disclosure requirements for derivative instruments and hedging activities. Enhanced disclosures will include: how and why we use derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133; and how derivative instruments and related hedged items affect our financial position, financial performance and cash flows. Quantitative disclosures will be enhanced by requiring a tabular format by primary underlying risk and accounting designation for the fair value amount and location of derivative instruments in the financial statements and the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items. The tabular disclosures should improve transparency of derivative positions existing at the end of the reporting period and the effect of using derivatives during the reporting period. SFAS 161 also requires the disclosure of credit-risk-related contingent features in derivative instruments and cross-referencing within the notes to the consolidated financial statements to assist users in locating information about derivative instruments. The amended and expanded disclosure requirements apply to all derivative instruments within the scope of SFAS 133, non-derivative hedging instruments and all hedged items designated and qualifying as hedges under SFAS 133. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. We will adopt SFAS 161 effective January 1, 2009, at which time we will include these required enhanced disclosures related to derivative instruments and hedging activities in our financial statements.

FSP FAS NO. 142-3 -- DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS

In April 2008, the FASB issued FSP FAS No. 142-3, "Determination of the Useful Life of Intangible Assets" ("FSP 142-3"), which applies to recognized intangible assets accounted for under the guidance in SFAS 142. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, FSP 142-3 requires an entity to consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use the assumptions a market participant would make when renewing and extending the intangible asset consistent with the highest and best use of the asset by market participants. In addition, FSP 142-3 requires financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. FSP 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008, with early adoption prohibited. FSP 142-3 should be applied prospectively to determine the useful life of a recognized intangible asset acquired after the effective date. In addition, FSP 142-3 requires prospective application of the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. We will adopt FSP 142-3 on January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS NO. 163 -- ACCOUNTING FOR FINANCIAL GUARANTEE INSURANCE CONTRACTS -- AN INTERPRETATION OF FASB STATEMENT NO. 60

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"), which applies to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments, and issued by entities within the scope of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises." SFAS 163 changes current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. In addition, SFAS 163 expands disclosure requirements to include information related to the premium revenue and claim liabilities, as well as information related to the risk-management activities used to evaluate credit deterioration in insured financial obligations. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years; early application is not permitted. However, the disclosure requirements related to risk-management activities are effective in the first period (including interim periods) beginning after May 2008. Because we do not hold a significant amount of financial guarantee insurance and reinsurance contracts, no additional disclosures have been made, and we expect the adoption of SFAS 163 will not be material to our consolidated financial condition or results of operations.

EITF NO. 07-5 -- DETERMINING WHETHER AN INSTRUMENT (OR EMBEDDED FEATURE) IS INDEXED TO AN ENTITY'S OWN STOCK

In June 2008, the FASB issued EITF No. 07-5, "Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides guidance to determine whether an instrument (or an embedded feature) is indexed to an entity's own stock when evaluating the instrument as a derivative under SFAS 133. An instrument that is both indexed to an entity's own stock and classified in stockholder's equity in the entity's statement of financial position is not considered a derivative for the purposes of applying the guidance in SFAS 133. EITF 07-5 provides a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to its own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. EITF 07-5 is applicable to outstanding instruments as of the beginning of the fiscal year in which the issue is adopted and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 07-5 on January 1, 2009, and do not expect the adoption will be material to our consolidated financial condition and results of operations.

EITF NO. 08-6 -- INVESTMENT ACCOUNTING CONSIDERATIONS

In November 2008, the FASB issued EITF No. 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which addresses the effect of SFAS 141(R) and SFAS 160 on equity-method accounting under Accounting Principles Board Opinion 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"). EITF 08-6 will continue the APB 18 requirement that the cost basis of a new equity-method investment will follow a cost accumulation model, which includes transaction costs in the cost of the equity investment and excludes the value of contingent consideration unless it is required to be recognized under other literature. Subsequently, issuances of shares by the equity-method investee that reduce the investor's ownership percentage should be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. The EITF decided that the investor would not have to complete a separate impairment analysis on the investee's underlying assets, but rather the entire equity-method investment would continue to be subject to the current other-than-temporary impairment guidance in APB 18. EITF 08-6 is applicable to all investments accounted for under the equity method and is effective, prospectively, in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 08-6 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

FSP FAS NO. 132(R)-1 -- EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT PLAN ASSETS

In December 2008, the FASB issued FSP FAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP 132(R)-1"), which requires enhanced disclosures of the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The disclosures required under FSP 132(R)-1 will include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets including the level within the fair value hierarchy as defined by SFAS
157. FSP 132(R)-1 requires the additional disclosure in SFAS 157 for Level 3 fair value measurements, must also be provided for the fair value measurements of plan assets using Level 3 inputs. The disclosures in FSP 132(R)-1 are effective for fiscal years ending after December 15, 2009, and are not required for earlier periods that are presented for comparative purposes. We will include the disclosures required in FSP 132(R)-1 in the notes to our consolidated financial statements for the year ending December 31, 2009.

3. ACQUISITION, DIVIDEND OF FPP AND REINSURANCE CEDED TO LNBAR

JEFFERSON-PILOT ACQUISITION

On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot") by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                            DIVIDENDED
                                                               VALUE
                                                            ----------
Investments                                                  $ 1,809
Cash and invested cash                                            20
Deferred acquisition costs and value of business acquired        246
Premiums and fees receivable                                       2
Accrued investment income                                         24
Reinsurance recoverables                                         669
Goodwill                                                           2
Future contract benefits                                        (705)
Other contract holder funds                                   (1,509)
Other liabilities                                                (66)
                                                             -------
   Total dividend of FPP                                     $   492
                                                             =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact (in millions) on the Consolidated Balance Sheets for the ceding of this block of business to LNBAR:

ASSETS
Deferred acquisition costs and value of business acquired   $(230)
Other assets                                                 (130)
                                                            -----
   Total assets                                             $(360)
                                                            =====
LIABILITIES
Future contract benefits                                    $(539)
Other contract holder funds                                   (47)
Funds withheld reinsurance liabilities                        434
Deferred loss on business sold through reinsurance            (78)
Other liabilities                                            (130)
                                                            -----
   Total liabilities                                        $(360)
                                                            =====

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest in our consolidated financial statements.

Information (in millions) included in our Consolidated Balance Sheet as of December 31, 2008 for those VIEs where we had significant variable interest and where we were a sponsor that held a variable interest was as follows:

                         LNL AMOUNTS RELATED TO VIE
                      -------------------------------
                                              MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes     $50        $--         $600

We invested in two credit-linked notes where the note holders do not have voting rights or decision-making capabilities. The entities that issued the credit-linked notes are financed by the note holders, and as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. We are not the primary beneficiary of the VIEs as the multi-tiered class structure of the credit-linked notes requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the credit-linked notes limits our participation in the residual returns. For information regarding our exposure to loss in our credit-linked notes, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157.

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2008
                                            ----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------    FAIR
                                               COST     GAINS     LOSSES      VALUE
                                            ---------   -----   ----------   -------
Corporate bonds                              $39,463     $614     $4,993     $35,084
U.S. Government bonds                            158       36         --         194
Foreign government bonds                         509       33         48         494
Mortgage-backed securities:
   Mortgage pass-through securities            1,749       57         37       1,769
   Collateralized mortgage obligations         6,612      168        733       6,047
   Commerical mortgage-backed securities       2,428        7        588       1,847
State and municipal bonds                        118        2          2         118
Hybrid and redeemable preferred stocks         1,521        6        591         936
                                             -------     ----     ------     -------
   Total fixed maturity securities            52,558      923      6,992      46,489
Equity securities                                187        9         57         139
                                             -------     ----     ------     -------
      Total available-for-sale securities    $52,745     $932     $7,049     $46,628
                                             =======     ====     ======     =======

                                                     AS OF DECEMBER 31, 2007
                                            -----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------     FAIR
                                               COST      GAINS     LOSSES      VALUE
                                            ---------   ------   ----------   -------
Corporate bonds                              $42,041    $1,049     $  904     $42,186
U.S. Government bonds                            153        14         --         167
Foreign government bonds                         586        39          4         621
Mortgage-backed securities:
   Mortgage pass-through securities            1,185        23          4       1,204
   Collateralized mortgage obligations         6,441        75        124       6,392
   Commerical mortgage-backed securities       2,598        48         67       2,579
State and municipal bonds                        143         2         --         145
Hybrid and redeemable preferred stocks           103         9          1         111
                                             -------    ------     ------     -------
   Total fixed maturity securities            53,250     1,259      1,104      53,405
Equity securities                                132         9          7         134
                                             -------    ------     ------     -------
      Total available-for-sale securities    $53,382    $1,268     $1,111     $53,539
                                             =======    ======     ======     =======


The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                           AS OF DECEMBER 31, 2008
                                                           -----------------------
                                                             AMORTIZED     FAIR
                                                                COST      VALUE
                                                             ---------   -------
Due in one year or less                                       $ 1,712    $ 1,694
Due after one year through five years                          12,568     11,869
Due after five years through ten years                         14,036     12,013
Due after ten years                                            13,453     11,250
   Subtotal                                                    41,769     36,826
                                                              -------    -------
Mortgage-backed securities                                     10,789      9,663
                                                              -------    -------
      Total fixed maturity available-for-sale securities      $52,558    $46,489
                                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                        AS OF DECEMBER 31, 2008
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                               GROSS                  GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $18,449     $2,303     $5,809     $2,690     $24,258     $4,993
U.S. Government bonds                                    3         --         --         --           3         --
Foreign government bonds                               145         15         50         33         195         48
Mortgage-backed securities:
   Mortgage pass-through securities                     95         25         51         12         146         37
   Collateralized mortgage obligations                 807        279        688        454       1,495        733
   Commercial mortgage-backed securities             1,099        169        474        419       1,573        588
State and municipal bonds                               28          2          2         --          30          2
Hybrid and redeemable preferred stocks                 448        261        406        330         854        591
                                                   -------     ------     ------     ------     -------     ------
   Total fixed maturity securities                  21,074      3,054      7,480      3,938      28,554      6,992
Equity securities                                       82         56          2          1          84         57
                                                   -------     ------     ------     ------     -------     ------
      Total available-for-sale securities          $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                   =======     ======     ======     ======     =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  3,507
                                                                                                            ======

                                                                        AS OF DECEMBER 31, 2007
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                                GROSS                 GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $11,038      $657      $4,142      $247      $15,180     $  904
U.S. Government bonds                                   --        --           3        --            3         --
Foreign government bonds                                81         4          --        --           81          4
Mortgage-backed securities:
   Mortgage pass-through securities                     32        --         189         4          221          4
   Collateralized mortgage obligations               1,672        96       1,069        28        2,741        124
   Commercial mortgage-backed securities               490        46         535        21        1,025         67
State and municipal bonds                               29        --          15        --           44         --
Hybrid and redeemable preferred stocks                  13         1          --        --           13          1
                                                   -------      ----      ------      ----      -------     ------
   Total fixed maturity securities                  13,355       804       5,953       300       19,308      1,104
Equity securities                                       61         7          --        --           61          7
                                                   -------      ----      ------      ----      -------     ------
      Total available-for-sale securities          $13,416      $811      $5,953      $300      $19,369     $1,111
                                                   =======      ====      ======      ====      =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  2,263
                                                                                                            ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                   AS OF DECEMBER 31, 2008
                              --------------------------------
                                          GROSS       NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------   ----------
Less than six months          $  781     $  389         159
Six months or greater, but
   less than nine months       1,141        536         206
Nine months or greater, but
   less than twelve months     1,552        785         223
Twelve months or greater       4,027      3,509         785
                              ------     ------       -----
   Total available-for-sale
      securities              $7,501     $5,219       1,373
                              ======     ======       =====

                                   AS OF DECEMBER 31, 2007
                              --------------------------------
                                         GROSS        NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------  -----------
Less than six months          $  133      $ 48           22
Six months or greater, but
   less than nine months         425       137           30
Nine months or greater, but
   less than twelve months       363       109           17
Twelve months or greater         182        79           57
                              ------      ----         ----
   Total available-for-sale
      securities              $1,103      $373         $126
                              ======      ====         ====

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the $5.9 billion increase in our gross unrealized losses for available-for-sale securities for the year ended December 31, 2008, was attributable primarily to a combination of reduced liquidity in several market segments and deterioration in credit fundamentals. We believe that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporarily impaired due to our ability and intent to hold for a period of time sufficient for recovery.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                           ------   ------
Corporate bonds                            $1,467   $1,817
U.S. Government bonds                         414      366
Foreign government bonds                       38       45
Mortgage-backed securities:
   Mortgage pass-through securities            31       21
   Collateralized mortgage obligations        118      153
   Commercial mortgage-backed
      securities                               76      104
State and municipal bonds                      13       17
Hybrid and redeemable preferred stocks         30        8
     Total fixed maturity securities        2,187    2,531
Equity securities                               2        2
                                           ------   ------
       Total trading securities            $2,189   $2,533
                                           ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2008, 2007 and 2006 was $172 million, $8 million and $48 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S with the largest concentrations in California and Texas, which accounted for approximately 30% and 29% of mortgage loans as of December 31, 2008 and 2007, respectively. As of December 31, 2008, we held no impaired mortgage loans and therefore had no valuation allowance.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                     2008     2007     2006
                                    ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity available-for-sale
   securities                       $3,236   $3,264   $2,968
Equity available-for-sale
   securities                            8       19       11
Trading securities                     154      163      181
Mortgage loans on real estate          473      491      466
Real estate                             20       41       36
Standby real estate equity
   commitments                           3       12       18
Policy loans                           177      172      158
Invested cash                           33       49       62
Alternative investments                (34)     102       46
Consent fees                             5       10        8
Other investments                       12       36       15
                                    ------   ------   ------
   Investment income                 4,087    4,359    3,969
Investment expense                    (112)    (178)    (164)
                                    ------   ------   ------
      Net investment income         $3,975   $4,181   $3,805
                                    ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                            -----------------------
                                              2008     2007    2006
                                            -------   -----   -----
Fixed maturity available-for-sale
   securities:
   Gross gains                              $    49   $ 120   $ 123
   Gross losses                              (1,059)   (176)    (99)
Equity available-for-sale securities:
   Gross gains                                    1       3       2
   Gross losses                                 (33)   (111)     --
Gain (loss) on other investments                 31      22       5
Associated amortization expense of
   DAC, VOBA, DSI and DFEL and
   changes in other contract holder
   funds and funds withheld
   reinsurance liabilities                      244      29     (38)
                                            -------   -----   -----
      Total realized loss on investments,
         excluding trading securities          (767)   (113)     (7)
Loss on certain derivative
   instruments                                  (83)     (2)      2
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds                                  --       1      --
                                            -------   -----   -----
      Total realized loss on investments
         and certain derivative
         instruments, excluding
         trading securities                 $  (850)  $(114)  $  (5)
                                            =======   =====   =====
Write-downs for other-than-temporary
   impairments included in realized
   loss on available-for-sale
   securities above                         $  (900)  $(257)  $ (64)
                                            =======   =====   =====

See Note 15 for a comprehensive listing of realized loss reported on our Consolidated Statements of Income

SECURITIES LENDING

The carrying values of securities pledged under securities lending agreements were $427 million and $655 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $410 million and $634 million as of December 31, 2008 and 2007, respectively. The carrying value and fair value of the collateral receivable held for derivatives is $17 million as of December 31, 2008. We did not have a collateral payable for derivatives as of December 31, 2007.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $470 million and $480 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $496 million and $502 million as of December 31, 2008 and 2007, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2008, our investment commitments for fixed maturity securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $705 million, which included $267 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2008, we had investments in the collateralized mortgage obligation industry with a fair value of $6.5 billion or 11% of the invested assets portfolio totaling $60.2 billion. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the available-for-sale securities table above. We did not have a concentration of financial instruments in a single industry as of December 31, 2007. As of December 31, 2008 and 2007, we did not have a significant concentration of financial instruments in a single investee or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2008 and 2007, other contract holder funds on our Consolidated Balance Sheets included $600 million and $1.2 billion outstanding in funding agreements, respectively. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies. One of the credit linked notes totaling $250 million was paid off at par in September of 2008 and as a result, the related structure, including the $250 million funding agreement, was terminated. The two remaining credit-linked notes are asset-backed securities, classified as corporate bonds in the tables above and are reported as fixed maturity securities on our Consolidated Balance Sheets. An additional $300 million funding agreement was assumed as a result of the merger of Jefferson-Pilot, but was not invested into credit-linked notes. This $300 million funding agreement matured on June 2, 2008.

We earn a spread between the coupon received on the credit-linked notes and the interest credited on the funding agreement. Our credit-linked notes were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality asset in these transactions is a AAA-rated asset-backed security secured by a pool of credit card receivables. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolios. As permitted in the credit-linked note agreements, Delaware Investments acts as the investment manager for the pool of underlying issuers in each of the transactions. Delaware Investments, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by Delaware Investments. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer Delaware Investments has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the credit-linked note agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependant upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the credit losses. We own the mezzanine tranche of these investments. To date, there has been one default in the underlying collateral pool of the $400 million credit-linked note and two defaults in the underlying collateral pool of the $200 million credit-linked note. There has been no event of default on the credit-linked notes themselves. We feel the remaining subordination is sufficient to absorb future credit losses, subject to changing market conditions. We do not anticipate any future payments under the credit-linked notes and there are no recourse provisions or assets held as collateral that would enable us to recover payments if made. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2008.

As in the general markets, spreads on these transactions have widened, causing unrealized losses. We had unrealized losses of $550 million on the $600 million in credit-linked notes as of December 31, 2008 and $190 million on the $850 million in credit-linked notes as of December 31, 2007. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2008 and 2007.

The following summarizes information regarding our investments in these securities (dollars in millions):

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                    $400           $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost(1)                      $400          $200
Fair value(1)                            30            20
Attachment point(1)                    4.77%         1.48%
Maturity                         12/20/2016     3/20/2017
Current rating of tranche(1)           BBB-          Baa2
Current rating of underlying
   collateral pool(1)              Aaa-Caa1       Aaa-Ba3
Number of entities(1)                   124            98
Number of countries(1)                   20            23

----------
(1)  As of December 31, 2008

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps, and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock, call options on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500") are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2008 and 2007, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuities including the LINCOLN SMARTSECURITY(R) Advantage guaranteed minimum withdrawal benefit ("GWB") feature, the 4LATER(R) Advantage guaranteed income benefit ("GIB") feature and the I4LIFE(R) Advantage GIB feature that is available in our variable annuity products. Certain features of these guarantees, notably our GIB and 4LATER(R) features have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in estimated fair value of the portion of guarantee features that are considered to be derivatives under SFAS 133 is reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts generally offset changes in the value of the embedded derivative of the GWB and GIB. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under SFAS 133. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain (loss) on our Consolidated Statements of Income. In calculating our future contract benefit liabilities under these contracts, SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods.

These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of realized gain (loss) on our Consolidated Statements of Income.

Pursuant to SFAS 157, we have categorized our derivative instruments into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157. We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                          AS OF DECEMBER 31,
                                              -----------------------------------------
                                                                  ASSETS (LIABILITIES)
                                                                 ----------------------
                                              NOTIONAL AMOUNTS   CARRYING OR FAIR VALUE
                                              ----------------   ----------------------
                                                2008     2007          2008     2007
                                               ------   ------       -------   -----
Cash flow hedges:
   Interest rate swap agreements               $  780   $1,372       $   (50)  $  (5)
   Foreign currency swaps                         366      366            64     (17)
   Call options (based on LNC stock)               --       --            --       1
                                               ------   ------       -------   -----
      Total cash flow hedges                    1,146    1,738            14     (21)
                                               ------   ------       -------   -----
All other derivative instruments:
   Interest rate cap agreements                 2,200    4,100            --       2
   Credit default swaps                           149       60           (51)     --
   Call options (based on LNC stock)               18       23            --      13
   Call options (based on S&P 500 Index(R))     2,951    2,858            31     149
                                               ------   ------       -------   -----
      Total other derivative instruments        5,318    7,041           (20)    164
Embedded derivatives per SFAS 133                  --       --        (2,722)   (303)
                                               ------   ------       -------   -----
         Total derivative instruments          $6,464   $8,779       $(2,728)  $(160)
                                               ======   ======       =======   =====

The carrying or fair value of total derivative instruments (in millions) reported above is reflected within the Consolidated Balance Sheets as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                      2008     2007
                                                    -------   -----
Derivative investments                              $    60   $ 172
Reinsurance related derivative asset (liability)        167    (102)
Future contract benefits liability                   (2,904)   (230)
Other liabilities -- credit default swaps               (51)     --
                                                    -------   -----
   Total                                            $(2,728)  $(160)
                                                    =======   =====

The notional amount of derivative financial instruments by maturity (in millions) was as follows:

                                                   REMAINING LIFE AS OF DECEMBER 31, 2008
                                              -----------------------------------------------
                                              LESS THAN    1 - 5   5 - 10     AFTER
                                                1 YEAR     YEARS    YEARS   10 YEARS    TOTAL
                                              ---------   ------   ------   --------   ------
Cash flow hedges:
   Interest rate swap agreements                $  146    $  128    $240      $266     $  780
   Foreign currency swaps                           --        --     231       135        366
                                                ------    ------    ----      ----     ------
      Total cash flow hedges                       146       128     471       401      1,146
                                                ------    ------    ----      ----     ------
All other derivative instruments:
   Interest rate cap agreements                  1,200     1,000      --        --      2,200
   Credit default swaps                             --        60      89        --        149
   Call options (based on LNC stock)                --        18      --        --         18
   Call options (based on S&P 500 Index(R))      2,185       766      --        --      2,951
                                                ------    ------    ----      ----     ------
      Total other derivative instruments         3,385     1,844      89        --      5,318
                                                ------    ------    ----      ----     ------
         Total derivative instruments           $3,531    $1,972    $560      $401     $6,464
                                                ======    ======    ====      ====     ======

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2008   2007   2006
                                           -----   ----   ----
Cash flow hedges:
   Interest rate swap agreements(1)        $   4    $ 5    $ 5
   Foreign currency swaps(1)
                                              (1)    (1)    (1)
                                           -----    ---    ---
      Total cash flow hedges                   3      4      4
                                           -----    ---    ---
All other derivative instruments:
   Credit default swaps(1)                     1     --     --
   Call options (based on LNC stock)(2)       (8)    (3)    10
   Call options (based on S&P 500)(3)       (204)     6     62
                                           -----    ---    ---
      Total other derivative instruments    (211)     3     72
                                           -----    ---    ---
         Total derivative instruments      $(208)   $ 7    $76
                                           =====    ===    ===

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(3)  Reported in net realized loss on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                                   FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  --------------------
                                                  2008    2007    2006
                                                  ----    ----    ----
Ineffective portion recognized in realized loss    $ 1     $(1)    $ 1
                                                   ===     ===     ===
Gains recognized as a component of OCI with the
   offset to:
   Net investment (income)                         $(2)    $(3)    $(3)
   Benefit expense (recovery)                       --      (1)     (1)
                                                   ---     ---     ---
                                                   $(2)    $(4)    $(4)
                                                   ===     ===     ===

As of December 31, 2008, $7 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2009. This reclassification is due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2008, 2007 and 2006, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Upon option expiration, the payment, if any, is the increase in our stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SARs liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income as underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain
(loss) on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swaps for which we are the seller (in millions) as of December 31, 2008, was as follows:

              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(4)     PAYOUT
----------   --------   --------   ------------   --------   ---------
 3/20/2010      (1)        (3)        Aa3/A+        $(1)       $ 10
 6/20/2010      (1)        (3)         Aa2/A         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)          A1/A         --          10
12/20/2012      (2)        (3)          A1/A         (1)         10
 3/20/2017      (2)        (3)          A2/A        (14)         22(5)
 3/20/2017      (2)        (3)          A2/A        (10)         14(5)
 3/20/2017      (2)        (3)          A2/A         (8)         18(5)
 3/20/2017      (2)        (3)          A2/A        (11)         18(5)
 3/20/2017      (2)        (3)          A2/A         (6)         17(5)
                                                   ----        ----
                                                   $(51)       $149
                                                   ====        ====

----------
(1) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(2) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(3) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(4) Broker quotes are used to determine the market value of credit default swaps.

(5) These credit default swaps were sold to a counter party of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded through net income as a component of realized gain (loss) on our Consolidated Statements of Income. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $15 million and $(211) million as of December 31, 2008 and 2007, respectively.

DERIVATIVE RELATED TO REINSURANCE CEDED TO AFFILIATE

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $152 million and $109 million as of December 31, 2008 and 2007, respectively.

VARIABLE ANNUITY PRODUCTS

We have certain variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in fair value of the embedded derivatives flows through net income as realized gain (loss) on our Consolidated Statements of Income. As of December 31, 2008 and 2007, we had approximately $12.7 billion and $18.9 billion, respectively, of account values that were attributable to variable annuities with a GWB feature. As of December 31, 2008 and 2007, we had approximately $4.7 billion and $4.9 billion, respectively, of account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES

We own various debt securities that either: contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income on our Consolidated Statements of Income.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2008 and 2007, the exposure was $150 million and $169 million, respectively.

7. FEDERAL INCOME TAXES

The components of federal income tax expense (benefit) as reported on the Consolidated Statements of Income (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                                -------------------
                                                 2008   2007   2006
                                                -----   ----   ----
Current                                         $(292)  $372   $244
Deferred                                          224    132    216
                                                -----   ----   ----
   Total federal income tax expense (benefit)   $ (68)  $504   $460
                                                =====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Tax rate of 35% times pre-tax income               $ 65   $610   $568
Effect of:
   Separate account dividend received deduction     (82)   (88)   (80)
   Tax credits                                      (25)   (22)   (21)
   Prior year tax return adjustment                 (34)   (14)   (25)
   Other items                                        8     18     18
                                                   ----   ----   ----
      Provision (benefit) for income taxes         $(68)  $504   $460
                                                   ====   ====   ====
   Effective tax rate                               N/M     29%    28%
                                                   ====   ====   ====

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $186 million resulted in a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other assets as of December 31, 2008, and other liabilities as of December 31, 2007, on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2008    2007
                                                   ----   -----
Current                                            $(66)  $(390)
Deferred                                            954    (239)
                                                   ----   -----
   Total federal income tax asset (liability)      $888   $(629)
                                                   ====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2008     2007
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,550   $1,904
Reinsurance deferred gain                                       190      244
Modco embedded derivative                                        --       74
Postretirement benefits other than pensions                      21        8
Compensation and benefit plans                                  135      175
Net unrealized loss on securities available-for-sale          2,142       --
Other investments                                               362       77
Ceding commission asset                                           5        7
Other                                                           102       55
                                                             ------   ------
      Total deferred tax assets                               4,507    2,544
                                                             ------   ------
DEFERRED TAX LIABILITIES
Deferred acquisition costs                                    1,992    1,436
Net unrealized gain on securities available-for-sale             --       40
Net unrealized gain on trading securities                        12       71
Present value of business in-force                            1,317      985
Modco embedded derivative                                         5       --
Other                                                           227      251
                                                             ------   ------
   Total deferred tax liabilities                             3,553    2,783
                                                             ------   ------
      Net deferred tax asset (liability)                     $  954   $ (239)
                                                             ======   ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LNY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2008 and 2007, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2008 and 2007.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007. As of December 31, 2008 and 2007, $142 million and $134 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2009 to range of none to $48 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                           2008   2007
                                                           ----   ----
Balance at beginning-of-year                               $290   $272
   Increases for prior year tax positions                    16      5
   Decreases for prior year tax positions                   (46)    (1)
   Increases for current year tax positions                  20     21
   Decreases for current year tax positions                  (6)    (7)
   Decreases for settlements with taxing authorities         (8)    --
   Decreases for lapse of statute of limitations             (2)    --
                                                           ----   ----
      Balance at end-of-year                               $264   $290
                                                           ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2008, 2007 and 2006, we recognized interest and penalty expense related to uncertain tax positions of $1 million, $19 million and $13 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $64 million as of December 31, 2008 and 2007, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with existing law are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining tax year ended April 2nd, 2006.

8. DAC, VOBA, AND DSI

During the fourth quarter of 2008, we recorded a decrease to income totaling $262 million, for a reversion to the mean prospective unlocking of DAC, VOBA, and DSI as a result of significant and sustained declines in the equity markets during 2008. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, and DSI tables below.

Changes in DAC (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $5,765   $4,577   $3,676
   Cumulative effect of adoption of SOP 05-1            --      (31)      --
   Dividend of FPP                                      --     (246)      --
   Reinsurance ceded to LNBAR                         (230)      --       --
   Deferrals                                         1,811    2,002    1,479
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (368)      27       (9)
      Prospective unlocking -- model refinements        44      (49)      (2)
      Retrospective unlocking                         (120)      64       35
      Other amortization, net of interest             (704)    (753)    (635)
   Adjustment related to realized gains on
      available-for-sale securities and
      derivatives                                      129       78      (53)
   Adjustment related to unrealized losses on
      available-for-sale securities and
      derivatives                                    1,094       96       86
                                                    ------   ------   ------
         Balance at end-of-year                     $7,421   $5,765   $4,577
                                                    ======   ======   ======

Changes in VOBA (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $2,809   $3,032   $  742
   Cumulative effect of adoption of
      SOP 05-1                                          --      (35)      --
   Business acquired                                    --       14    2,478
   Deferrals                                            40       46       96
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (7)      13        5
      Prospective unlocking -- model refinements         6       (2)      --
      Retrospective unlocking                          (38)      13        6
      Other amortization                              (335)    (421)    (349)
   Accretion of interest                               116      125      111
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                       98       --       (9)
   Adjustment related to unrealized gains
      (losses) on available-for-sale securities
      and derivatives                                1,074       24      (48)
                                                    ------   ------   ------
         Balance at end-of-year                     $3,763   $2,809   $3,032
                                                    ======   ======   ======

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2008, was as follows:

2009         $  258
2010            241
2011            209
2012            192
2013            175
Thereafter    1,626
             ------
   Total     $2,701
             ======

Changes in DSI (in millions) were as follows:

                                                      FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                                   ------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Balance at beginning-of-year                       $279   $194   $129
   Cumulative effect of adoption of SOP 05-1         --     (3)    --
   Deferrals                                         96    116     86
   Amortization, net of interest:
      Prospective unlocking -- assumption changes   (37)     2      1
      Prospective unlocking -- model refinements     --     (1)    --
      Retrospective unlocking                        (6)     1      3
      Other amortization, net of interest           (28)   (35)   (22)
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                     6      5     (3)
                                                   ----   ----   ----
         Balance at end-of-year                    $310   $279   $194
                                                   ====   ====   ====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                        FOR THE YEARS
                                                      ENDED DECEMBER 31,
                                                 ---------------------------
                                                   2008      2007      2006
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 5,853   $ 5,645   $ 4,587
Reinsurance assumed                                   18        12         8
Reinsurance ceded                                 (1,056)   (1,063)   (1,021)
                                                 -------   -------   -------
   Total insurance premiums and fees, net        $ 4,815   $ 4,594   $ 3,574
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,245   $ 3,579   $ 2,662
Reinsurance recoveries netted against benefits    (1,600)   (1,249)     (904)
                                                 -------   -------   -------
   Total benefits, net                           $ 2,645   $ 2,330   $ 1,758
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2008, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.2 billion as of December 31, 2008. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2008, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2008, included $1.8 billion and $26 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration

Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2008, 2007 and 2006 we amortized $50 million, $55 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2008, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                               FOR THE YEAR ENDED DECEMBER 31, 2008
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,046        $ (6)         $--      $1,040
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,199         (13)                   2,186
   Group Protection            274          --           --         274
                            ------        ----          ---      ------
      Total goodwill        $3,539        $(19)         $--      $3,520
                            ======        ====          ===      ======

                               FOR THE YEAR ENDED DECEMBER 31, 2007
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,032         $14          $--      $1,046
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,181          20           (2)      2,199
   Group Protection            281          (7)          --         274
                            ------         ---          ---      ------
      Total goodwill        $3,514         $27          $(2)     $3,539
                            ======         ===          ===      ======

The purchase accounting adjustments above relate to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We performed a Step 1 goodwill impairment analysis on all of our reporting units, which utilized primarily a discounted cash flow valuation technique. The discounted cash flow analysis required us to make judgments about revenues, earnings projections, growth rates and discount rates. We also considered other valuation techniques such as an analysis of peer companies and market participants. In the valuation process, we gave consideration to the current economic and market conditions. We also updated our October 1 analysis of goodwill impairment to reflect fourth quarter results and forecasts as of December 31, 2008, due to sharp declines in the equity markets and our stock price in the fourth quarter. In determining the estimated fair value of our reporting units, we incorporated consideration of discounted cash flow calculations, peer company price-to-earnings multiples, the level of our own share price and assumptions that market participants would make in valuing our reporting units. Our fair value estimations were based primarily on an in-depth analysis of future cash flows and relevant discount rates, which considered market participant inputs (income approach).

All of our reporting units passed the Step 1 analysis. While the Step 1 analysis of our Insurance Solutions - Life reporting unit indicated that its fair value exceeded its carrying value, the margin above carrying value was relatively small. Therefore, we concluded that we should perform additional analysis for our Insurance Solutions - Life reporting unit under the Step 2 requirements of SFAS 142. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by allocating the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test by performing a hypothetical purchase price allocation as if the reporting unit had been acquired for its estimated fair value on that date. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for Insurance Solutions - Life was higher than its carrying amount; therefore, the goodwill for this reporting unit was not impaired.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2008                      2007
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Individual Markets -- Life Insurance:
   Sales force                                    $100          $11         $100          $ 7
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)                    3           --            3           --
                                                  ----          ---         ----          ---
      Total                                       $103          $11         $103          $ 7
                                                  ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2008 was as follows:

2009         $ 4
2010           4
2011           4
2012           4
2013           4
Thereafter    69
             ---
   Total     $89
             ===

11. GUARANTEED BENEFIT FEATURES

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GDB, GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Certain features of these guarantees are considered embedded derivatives and are recorded in future contract benefits on our Consolidated Balance Sheets at fair value under SFAS 133 and SFAS 157. Other guarantees that are not considered embedded derivatives meet the criteria as insurance benefits and are accounted for under the valuation techniques included in SOP 03-1. Still other guarantees contain characteristics of both an embedded derivative and an insurance benefit and are accounted for under an approach that weights these features and their associated reserves accordingly based on their hybrid nature. Effective January 1, 2008, we adopted SFAS 157, which affected the valuation of our embedded derivatives. See Note 22 for details on the adoption of SFAS 157. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in fair value of the embedded derivatives. The net impact of these changes is reported as guaranteed living benefits ("GLB"), which is reported as a component of realized gain (loss) on our Consolidated Statements of Income and is discussed in Note 16.

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2008       2007
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                         $33,907    $44,833
Net amount at risk(1)                         6,337         93
Average attained age of contract holders   56 years   55 years
MINIMUM RETURN
Total account value                         $   191    $   355
Net amount at risk(1)                           109         25
Average attained age of contract holders   68 years   68 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                         $16,950    $25,537
Net amount at risk(1)                         8,402        359
Average attained age of contract holders   65 years   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount of risk when comparing December 31, 2008, to December 31, 2007, was attributable primarily to the decline in equity markets and associated reduction in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    --------------------
                                    2008    2007    2006
                                    ----    ----    ----
Balance at beginning-of-year        $ 38     $23     $15
   Cumulative effect of adoption
      of SOP 05-1                     --      (4)     --
   Changes in reserves               312      25      14
   Benefits paid                     (73)     (6)     (6)
                                    ----     ---     ---
Balance at end-of-year              $277     $38     $23
                                    ====     ===     ===

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2008       2007
                                    -------    -------
ASSET TYPE
Domestic equity                     $24,877    $44,982
International equity                  9,204      8,076
Bonds                                 6,701      8,034
Money market                          5,802      6,545
                                    -------    -------
   Total                            $46,584    $67,637
                                    =======    =======
Percent of total variable annuity
  separate account values                99%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 34% of permanent life insurance in force as of December 31, 2008 and approximately 68% of sales for these products in 2008.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                          -------  -------
Account values and other contract
   holder funds                           $57,875  $56,668
Deferred front-end loads                      948      768
Contract holder dividends payable             498      524
Premium deposit funds                         109      113
Undistributed earnings on participating
   business                                    11       95
                                          -------  -------
      Total other contract holder funds   $59,441  $58,168
                                          =======  =======

As of December 31, 2008 and 2007, participating policies comprised approximately 1.4% and 1.5%, respectively, of the face amount of insurance in force, and dividend expenses were $92 million for the year ended December 31, 2008 and $85 million for the years ended December 31, 2007 and 2006, respectively.

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2008     2007
                                       ------   ------
Short-term debt(1)                     $    4   $   18
Note due LNC, due 2009                     --      155
                                       ------   ------
   Total short-term debt               $    4   $  173
                                       ======   ======
Long-term debt:
   Note due LNC, due 2010              $  155   $   --
   LIBOR + 0.03% note, due 2017           250       --
   LIBOR + 1.00% note, due 2037           375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,080   $1,675
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued two notes for a combined amount not to exceed $250 million to LNC in 2006. The notes called for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points. As of December 31, 2006, $139 million had been advanced to us and was classified as long-term debt. During 2007, $16 million was borrowed, bringing the outstanding balance to $155 million, which was classified as short-term debt. During the third quarter of 2008, the notes were extended and are now due on September 30, 2010. The notes are now classified as long-term debt.

In the third quarter of 2008, LNL made an investment of $19 million in the Federal Home Loan Bank of Indianapolis ("FHLBI"), a AAA-rated entity. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in FHLBI. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. As of December 31, 2008, based on our common stock investment, we had borrowing capacity of up to approximately $378 million from FHLBI. We also had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulatory Authority, and we have responded to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement. In 2007, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2013.

Total rental expense on operating leases for the years ended December 31, 2008, 2007 and 2006 was $49 million, $56 million and $53 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2008 were as follows:

2009         $ 50
2010           38
2011           33
2012           26
2013           21
Thereafter    107
             ----
             $275
   Total     ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to be approximately $9 million.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2008, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Retirement Solutions - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 37%, 46% and 48% of Retirement Solutions - Annuities' variable annuity product deposits in 2008, 2007 and 2006, respectively and represented approximately 62%, 66% and 67% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2008, 2007 and 2006. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions
- Annuities segment, AFIS funds accounted for 44%, 55% and 58% of variable annuity product deposits in 2008, 2007 and 2006 respectively and represented 70%, 75% and 75% of the segment's total variable annuity product account values as of December 31, 2008, 2007 and 2006, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $6 million and $4 million as of December 31, 2008 and 2007, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $1 million and $2 million as of December 31, 2008 and 2007, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the Internal Revenue Service ("IRS") issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends received deduction on our effective tax rate.

15. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                        ----------------------
                                          2008     2007   2006
                                        -------   -----   ----
UNREALIZED GAINS ON
   AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year            $    76   $ 421   $452
Other comprehensive income (loss):
   Unrealized holding losses arising
      during the year                    (7,316)   (871)   (96)
   Change in DAC, VOBA and
      other contract holder funds         2,522     177     29
   Income tax benefit                     1,703     243     23
   Change in foreign currency
      exchange rate adjustment              (66)     18      5
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                      (1,042)   (164)    24
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds              244      29    (37)
      Income tax benefit                    279      47      5
                                        -------   -----   ----
            Balance at end-of-year      $(2,562)  $  76   $421
                                        =======   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2008   2007   2006
                                         ----   ----   ----
UNREALIZED GAINS ON
   DERIVATIVE INSTRUMENTS
Balance at beginning-of-year             $(19)  $ (9)  $  7
Other comprehensive income (loss):
   Unrealized holding gains arising
      during the year                     (42)    14    (22)
   Change in DAC, VOBA and
      other contract holder funds         (36)    (6)     1
   Income tax (expense) benefit            27     11      2
   Change in foreign currency
      exchange rate adjustment              1    (30)     4
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                       (83)    (2)     2
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds             --      1     --
      Income tax (expense) benefit         29     --     (1)
                                         ----   ----   ----
            Balance at end-of-year       $(15)  $(19)  $ (9)
                                         ====   ====   ====
MINIMUM PENSION LIABILITY
   ADJUSTMENT
Balance at beginning-of-year             $ --   $ --   $ (6)
Other comprehensive income (loss):
   Adjustment arising during the year      --     --      6
                                         ----   ----   ----
         Balance at end-of-year          $ --   $ --   $ --
                                         ====   ====   ====
FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance at beginning-of-year             $ (4)  $  4    $--
Other comprehensive income (loss):
   Adjustment arising during the
      year                                (45)   (13)    --
   Income tax benefit                      17      5     --
    Adjustment for adoption of
      SFAS 158, net of tax                 --     --      4
                                         ----   ----   ----
            Balance at end-of-year       $(32)  $ (4)  $  4
                                         ====   ====   ====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                                         FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ----------------------
                                                        2008     2007    2006
                                                       -----    -----    ----
Total realized loss on investments and certain
   derivative instruments, excluding trading
   securities(1)                                       $(850)   $(114)   $ (5)
Gain on certain reinsurance derivative/trading
   securities(2)                                           5        2       4
Indexed annuity net derivative results(3):
   Gross                                                  13      (17)     (2)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            22        9       1
Guaranteed living benefits:
   Gross                                                   2      (36)    (16)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                           (23)      28     (19)
Guaranteed death benefits(4):
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            --        1       2
                                                       -----    -----    ----
        Total realized (loss)                          $(831)   $(127)   $(35)
                                                       =====    =====    ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5 for detail.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157. The year ended December 31, 2008, includes a $10 million gain from the initial impact of adopting SFAS 157.

(4) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ---------------------------
                                        2008       2007      2006
                                       ------    -------    ------
Commissions                            $1,863    $ 2,051    $1,527
General and administrative expenses     1,282      1,246     1,093
DAC and VOBA deferrals and interest,
   net of amortization                   (445)    (1,065)     (735)
Other intangibles amortization              4          4         3
Taxes, licenses and fees                  200        192       158
Merger-related expenses                    50         92        27
                                       ------    -------    ------
      Total                            $2,954    $ 2,520    $2,073
                                       ======    =======    ======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred and for the 2006 restructuring plan most such charges are included within merger-related expenses in the table above.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the current economic downturn and sustained market volatility, which focused on reducing expenses. These actions included the elimination of approximately 500 jobs across the Company. During the fourth quarter, we recorded a pre-tax charge of $8 million and expect to record additional pre-tax charges of approximately $7 million in 2009 for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions. We expect to complete the plan by the end of 2009.

2006 RESTRUCTURING PLAN

Upon completion of the merger with Jefferson-Pilot, we implemented a restructuring plan relating to the integration of our legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning us for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                      TOTAL
                                                      -----
Restructuring reserve at December 31, 2007             $  2
Amounts incurred in 2008
   Employee severance and termination benefits            2
   Other                                                 --
                                                       ----
      Total 2008 restructuring charges                    2
Amounts expended in 2008                                 (3)
                                                       ----
         Restructuring reserve at December 31, 2008    $  1
                                                       ====
Additional amounts expended in 2008 that do not
   qualify as restructuring charges                    $ 48
Total expected costs                                    190
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities on our Consolidated Balance Sheets in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC maintains qualified funded defined benefit pension plans in which many of our employees, including those of LNL, are participants. LNC also maintains non-qualified, unfunded defined benefit pension plans for certain employees, and certain employees and certain retired employees of acquired companies. In addition, for certain employees LNC has supplemental retirement plans that provide defined pension benefits in excess of limits imposed by federal tax law. All of LNC's U.S. defined benefit pension plans were "frozen" as of either December 31, 1994, or December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC also sponsors voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits and also are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors, including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                           AS OF AND FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                        -----------------------------------
                                                         2008      2007      2008      2007
                                                        -----     -----     -----     -----
                                                                                 OTHER
                                                            PENSION          POSTRETIREMENT
                                                            BENEFITS            BENEFITS
                                                        ---------------     ---------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                         $ 140     $ 141     $  --     $  --
Actual return on plan assets                              (31)        8        --        --
Company and participant contributions                      --        (1)        2         2
Benefits paid                                              (8)       (8)       (2)       (2)
                                                        -----     -----     -----     -----
   Fair value at end-of-year                              101       140        --        --
                                                        -----     -----     -----     -----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                              116       117        14        19
Interest cost                                               7         7         1         1
Plan participants' contributions                           --        --         1         1
Actuarial (gains) losses                                   --        --        --        (4)
Benefits paid                                              (8)       (8)       (2)       (3)
                                                        -----     -----     -----     -----
   Balance at end-of-year                                 115       116        14        14
                                                        -----     -----     -----     -----
      Funded status of the plans                        $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                            $   5     $  25     $  --     $  --
Other liabilities                                         (19)       (1)      (14)      (14)
                                                        -----     -----     -----     -----
   Net amount recognized                                $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                         $  35     $   8     $  (3)    $  (4)
                                                        -----     -----     -----     -----
   Net amount recognized                                $  35     $   8     $  (3)    $  (4)
                                                        =====     =====     =====     =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                  N/A      4.00%      N/A      0.00%
All other plans                                           N/A      4.00%     4.00%     4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                        6.00%     6.08%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%
Net periodic benefit cost:
   Weighted-average discount rate                        6.00%     6.00%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan's target plan allocation. LNC reevaluates this assumption at an interim date each plan year. For 2009, our expected return on plan assets for the U.S. pension plan will be 8%.

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2008   2007   2006
                                                     ----   ----   ----
Health care cost trend rate                           N/A     12%    12%
Pre-65 health care cost trend rate                     10%   N/A    N/A
Post-65 health care cost trend rate                    12%   N/A    N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2019   2018   2017

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2008. LNC expects the health care cost trend rate for 2009 to be 10% for pre-65 and 13% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components of less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 -----------------
                                    2008   2007
                                    ----   ----
Accumulated benefit obligation       $91    $ 1
Projected benefit obligation          91      1
Fair value of plan assets
                                      72     --

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                                   OTHER POSTRETIREMENT
                                               PENSION BENEFITS          BENEFITS
                                             -------------------   --------------------
                                             2008    2007   2006    2008   2007   2006
                                             ----   -----   ----    ----   ----   ----
Interest cost                                $  7    $  7    $ 6     $ 1    $ 1    $ 1
Expected return on plan assets                (11)    (11)    (9)     --     --     --
Recognized net actuarial (gain) loss            1      --      1      (1)    (1)    --
                                             ----    ----    ---     ---    ---    ---
   Net periodic benefit expense (recovery)   $ (3)   $ (4)   $(2)    $--    $--    $ 1
                                             ====    ====    ===     ===    ===    ===

For 2009, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial (gains) losses is expected to be approximately a $5 million loss for our pension benefit plan and approximately an $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset allocations by asset category based on estimated fair values were as follows:

                               AS OF
                            DECEMBER 31,
                            ------------     TARGET
                             2008   2007   ALLOCATION
                             ----   ----   ----------
Domestic large cap equity      32%    37%      35%
International equity           14%    15%      15%
Fixed income securities        53%    48%      50%
Cash and cash equivalents       1%     0%       0%
                              ---    ---
   Total                      100%   100%
                              ===    ===

The primary investment objective for the assets related to our U.S. defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination.

We currently target asset weightings as follows: domestic equity allocations (32%) are split into large cap growth (14%), large cap value (14%) and small cap (4%); international equity; and fixed income allocations are weighted between core fixed income and long-term bonds. The performance of the pension trust assets is monitored on a quarterly basis relative to the plan's objectives. The performance of the trust is measured against the following indices: Russell 1000 Index; Morgan Stanley Capital International Europe, Australia and Far East Index; and Lehman Brothers Aggregate Bond Index. We review this investment policy on an annual basis.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During the last quarter of 2007, the management of the equity portion of these plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2008 or 2007. No contributions are required nor expected to be made in 2009.

LNC expects the following benefit payments (in millions):

                    PENSION PLANS       POSTRETIREMENT PLANS
                --------------------   ---------------------
                  U.S.                                NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE    MEDICARE
                PENSION     PART D      PART D      PART D
                 PLANS      SUBSIDY     SUBSIDY     SUBSIDY
                -------   ----------   --------   ----------
2009              $ 8         $2          $--         $2
2010                9          2           --          2
2011                9          2           --          2
2012                9          2           --          2
2013                9          2           --          2
Following
   Five Years
   Thereafter      46          6           (1)         7

19. 401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC sponsors a contributory defined contribution plan or a 401(k) plan for our eligible employees, including those of LNL. LNL sponsors a number of contributory defined plans for agents only. These plans include a 401(k) plan for eligible agents and a defined contribution money purchase plan for eligible agents of the former Jefferson-Pilot. LNL also sponsor a money purchase plan for LNL agents that was frozen in 2004.

LNC or LNL makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for the 401(k) and profit sharing plans were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
Total expenses for the 401(k) and profit sharing plans    $54    $31    $22

DEFERRED COMPENSATION PLANS

LNC sponsors separate non-qualified unfunded, deferred compensation plans for certain of our employees, including those of LNL. LNL sponsors non-qualified unfunded, deferred compensation plan for certain agents.

Liabilities (in millions) with respect to these deferred compensation plans were as follows:

                    AS OF DECEMBER 31,
                    ------------------
                        2008   2007
                        ----   ----
Total liabilities       $132   $137

THE DEFERRED COMPENSATION PLAN FOR CERTAIN U.S. EMPLOYEES

Certain U.S. employees may participate in the Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"). All participants may elect to defer payment of a portion of their compensation as defined by the plan. DC SERP participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the DC SERP, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   ----
Employer matching contributions              $5    $ 1    $ 4
Increase in measurement of liabilities,
   net of LNC total return swap               1     10     13
                                            ---    ---    ---
   Total DC SERP expenses                    $6    $11    $17
                                            ===    ===    ===

The terms of the DC SERP provide that plan participants who select our stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLANS FOR CERTAIN AGENTS

LNL also sponsors a deferred compensation plan for certain eligible agents. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNL agents invest in phantom investments that mirror those offered to qualified plan participants. Jefferson-Pilot agents invest in a different line up of "phantom" investments. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   -----
Employer matching contributions              $2     $3    $--
Increase in measurement of liabilities,
   net of LNC total return swap               2      5      8
                                            ---    ---    ---
   Total expenses for certain agents         $4     $8     $8
                                            ===    ===    ===

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                          2008   2007   2006
                          ----   ----   ----
Stock options              $ 8    $10    $ 3
Shares                       2      3     19
Cash awards                 --     --      1
SARs                         4      5     (1)
Restricted stock             5      6      1
                           ---    ---    ---
   Total                   $19    $24    $23
                           ===    ===    ===
Recognized tax benefit     $ 7    $ 8    $ 8

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                         2008     2007
                        ------   ------
Capital and surplus     $4,600   $5,000

                    FOR THE YEARS ENDED
                        DECEMBER 31,
                    -------------------
                     2008   2007   2006
                    -----   ----   ----
Net income (loss)   $(261)  $971   $299
Dividends to LNC      400    770    568

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are the use of a more conservative valuation interest rate on certain annuities as of December 31, 2008 and 2007, the use of less conservative mortality tables on certain life insurance products as of December 31, 2008, and a less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008. The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                                2008   2007
                                                ----   ----
Calculation of reserves using the Indiana
   universal life method                        $289   $246
Calculation of reserves using
   continuous CARVM                              (10)   (10)
Conservative valuation rate on certain
   variable annuities                            (12)   (14)
Less conservative mortality tables on
   certain life insurance products                16     --
Less conservative standard in determining
   the amount of deferred tax assets             298     --

A new statutory reserving standard (commonly called "VACARVM") has been developed by the NAIC replacing current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs. The effective date for VACARVM is December 31, 2009. Based upon the level of variable annuity account values as of December 31, 2008, we estimate that VACARVM would have decreased our statutory capital by $125 to $175 million. The actual impact of the adoption will be dependent upon account values and conditions that exist as of December 31, 2009. We plan to utilize existing affiliate reinsurance structures, as well as pursue additional third-party reinsurance arrangements, to lessen any negative impact on statutory capital and dividend capacity. However, additional statutory reserves could lead to lower risk-based capital ("RBC") ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. We expect we could pay dividends of approximately $500 million in 2009 without prior approval from the respective insurance commissioners. However, if current conditions do not improve we believe this dividend capacity will decline.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                  AS OF DECEMBER 31,
                                                                      -----------------------------------------
                                                                              2008                  2007
                                                                      -------------------   -------------------
                                                                      CARRYING     FAIR     CARRYING     FAIR
                                                                        VALUE      VALUE      VALUE      VALUE
                                                                      --------   --------   --------   --------
ASSETS
Available-for-sale securities:
   Fixed maturities                                                   $ 46,489   $ 46,489   $ 53,405   $ 53,405
   Equity                                                                  139        139        134        134
Trading securities                                                       2,189      2,189      2,533      2,533
Mortgage loans on real estate                                            7,396      7,116      7,117      7,291
Derivative instruments                                                      60         60        172        172
Other investments                                                          948        948        986        986
Cash and invested cash                                                   2,594      2,594      1,395      1,395
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                    (252)      (252)      (619)      (619)
   Embedded derivative instruments -- living benefits (liabilities)
      contra liabilities                                                (2,904)    (2,904)      (229)      (229)
Other contract holder funds:
   Account value of certain investment contracts                       (21,893)   (22,338)   (21,173)   (20,515)
Reinsurance related derivative assets (liabilities)                        167        167       (102)      (102)
Short-term debt                                                             (4)        (4)      (173)      (173)
Long-term debt                                                          (2,080)    (1,503)    (1,675)    (1,569)
OFF-BALANCE-SHEET
Guarantees                                                                  --         (1)        --         (2)

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of financial instruments carried at fair value. The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price, or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair value of the investment contracts is based on their approximate surrender value at the balance sheet date. The fair value for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations at the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

See "Summary of Significant Accounting Policies" in Note 1 and "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2 for discussions of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the SFAS 157 fair value hierarchy levels described in Note 2:

                                                                                 AS OF DECEMBER 31, 2008
                                                                    -------------------------------------------------
                                                                      QUOTED
                                                                      PRICES
                                                                    IN ACTIVE
                                                                     MARKETS
                                                                       FOR      SIGNIFICANT    SIGNIFICANT
                                                                    IDENTICAL    OBSERVABLE   UNOBSERVABLE     TOTAL
                                                                      ASSETS       INPUTS        INPUTS        FAIR
                                                                    (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE
                                                                    ---------   -----------   ------------   --------
ASSETS
Investments:
   Available-for-sale securities:
      Fixed maturities                                                 $220      $ 42,977        $ 3,292     $ 46,489
      Equity                                                             41             5             93          139
   Trading securities                                                     2         2,110             77        2,189
   Derivative instruments                                                --           (18)            78           60
Cash and invested cash                                                   --         2,594             --        2,594
Separate account assets                                                  --        55,655             --       55,655
Reinsurance related derivative assets                                    --           167             --          167
                                                                       ----      --------        -------     --------
         Total assets                                                  $263      $103,490        $ 3,540     $107,293
                                                                       ====      ========        =======     ========
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                 $ --      $     --        $  (252)    $   (252)
   Embedded derivative instruments -- living benefits liabilities        --            --         (2,904)      (2,904)
                                                                       ----      --------        -------     --------
         Total liabilities                                             $ --      $     --        $(3,156)    $ (3,156)
                                                                       ====      ========        =======     ========

We did not have any assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2008.

The following table summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This information excludes any impact of amortization on DAC, VOBA, DSI and DFEL. When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Certain securities trade in less liquid or illiquid markets with limited or no pricing information, and the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components (that is, components that are actively quoted or can be validated to market-based sources). The gains and losses in the table below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                                   ---------------------------------------------------------------
                                                                                                     SALES,
                                                                                ITEMS              ISSUANCES,   TRANSFERS
                                                                              INCLUDED    GAINS    MATURITIES,    IN OR
                                                                   BEGINNING     IN     (LOSSES)  SETTLEMENTS,    OUT OF    ENDING
                                                                      FAIR       NET       IN        CALLS,      LEVEL 3,    FAIR
                                                                     VALUE     INCOME      OCI         NET        NET(1)    VALUE
                                                                   ---------  --------  --------  ------------  ---------  -------
Investments:
   Available-for-sale securities:
      Fixed maturities                                              $4,325     $  (170)  $(1,199)     $  52        $284    $ 3,292
      Equity                                                            54         (30)      (17)        86          --         93
   Trading securities                                                  107         (28)       --        (13)         11         77
   Derivative instruments                                              195        (237)       29         91          --         78
Future contract benefits:
   Remaining guaranteed interest and similar contracts                (389)         37        --        100          --       (252)
   Embedded derivative instruments -- living benefits liabilities     (279)     (2,476)       --       (149)         --     (2,904)
                                                                    ------     -------   -------      -----        ----    -------
         Total, net                                                 $4,013     $(2,904)  $(1,187)     $ 167        $295    $   384
                                                                    ======     =======   =======      =====        ====    =======

----------
(1) Transfers in or out of Level 3 for available-for-sale and trading securities are displayed at amortized cost at the beginning of the period. For available-for-sale and trading securities, the difference between beginning of period amortized cost and beginning of period fair value was included in OCI and earnings, respectively, in prior periods.

The following table provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported in the table above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2008
                                                            ------------------------------------------------------------------
                                                                                             GAINS
                                                                                            (LOSSES)
                                                                                             FROM
                                                                                OTHER-       SALES,       UNREALIZED
                                                            (AMORTIZATION)      THAN-      MATURITIES,     HOLDING
                                                              ACCRETION,      TEMPORARY   SETTLEMENTS,      GAINS
                                                                 NET         IMPAIRMENT      CALLS       (LOSSES)(3)    TOTAL
                                                            --------------   ----------   ------------   -----------   -------
Investments:
   Available-for-sale securities:
      Fixed maturities(1)                                         $ 2           $(168)       $  (4)        $    --     $  (170)
      Equity                                                       --             (31)           1              --         (30)
   Trading securities(1)                                            2              (7)          --             (23)        (28)
   Derivative instruments(2)                                       --              --         (108)           (129)       (237)
Future contract benefits:
   Remaining guaranteed interest and similar contracts(2)          --              --           14              23          37
   Embedded derivative instruments -- living benefits
      liabilities(2)                                               --              --            8          (2,484)     (2,476)
                                                                  ---           -----        -----         -------     -------
         Total, net                                               $ 4           $(206)       $ (89)        $(2,613)    $(2,904)
                                                                  ===           =====        =====         =======     =======

----------
(1) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(2) All amounts are included in realized loss on our Consolidated Statements of Income.

(3) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2008.

The fair value of available-for-sale fixed maturity securities (in millions) classified within Level 3 of the fair value hierarchy was as follows:

                                        AS OF DECEMBER 31, 2008
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,180      66.4%
Asset-backed securities                      261       7.9%
Commercial mortgage-backed securities        238       7.2%
Collateralized mortgage obligations          157       4.8%
Mortgage pass-through securities              21       0.5%
Municipals                                   106       3.2%
Government and government agencies           235       7.1%
Redeemable preferred stock                    94       2.9%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $3,292     100.0%
                                          ======     =====

                                        AS OF DECEMBER 31, 2007
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,099      48.5%
Asset-backed securities                    1,097      25.4%
Commercial mortgage-backed securities        382       8.8%
Collateralized mortgage obligations          295       6.8%
Mortgage pass-through securities              31       0.7%
Municipals                                   132       3.1%
Government and government agencies           258       6.0%
Redeemable preferred stock                    31       0.7%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $4,325     100.0%
                                          ======     =====

23. SEGMENT INFORMATION

On July 21, 2008, we announced the realignment of our segments under our former Employer Markets and Individual Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. We believe the new structure more closely aligns with consumer needs and should lead to more coordinated product development and greater effectiveness across the enterprise. The segment changes are in accordance with the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and reflect the manner in which we are organized for purposes of making operating decisions and assessing performance. Accordingly, we have restated results from prior periods in a consistent manner with our realigned segments.

Under our newly realigned segments, we report the results of the Executive Benefits business, which as of June 30, 2008, was part of the Retirement Products segment, in the Life Insurance segment. We do not view these changes to our segment reporting as material to our consolidated financial statements.

We provide products and services in two operating businesses: Retirement Solutions and Insurance Solutions, and report results through four business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments, benefit plan net assets, the unamortized deferred gain on indemnity reinsurance, which was sold to Swiss Re in 2001, external debt and business sold through reinsurance. Other Operations also includes the Institutional Pension business, which was previously reported in Employer Markets - Retirement Products prior to our segment realignment. The Institutional Pension business is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off.

Beginning with the quarter ended June 30, 2008, we changed our definitions of segment operating revenues and income from operations to better reflect: the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits; and the manner in which management evaluates that business. Our change in the definition of income from operations is primarily the result of our adoption of SFAS 157 during the first quarter of 2008 (see Note 2). Under the fair value measurement provisions of SFAS 157, we are required to measure the fair value of these annuities from an "exit price" perspective, (i.e., the exchange price between market participants to transfer the liability). We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality. We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivatives results. For more information regarding this change, see LNC's current report on Form 8-K dated July 16, 2008.

We continue to exclude the effects of any realized loss on investments from segment operating revenues and income from operations as we believe that such items are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

We believe that our new definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

     - Change in the fair value of the embedded derivatives of our GLBs within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;

     - Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of purchasing the hedging instruments; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157.

- Income (loss) from the initial adoption of changes in accounting principles;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                                        $2,191   $2,277   $1,878
      Defined Contribution                                913      968      981
                                                       ------   ------   ------
         Total Retirement Solutions                     3,104    3,245    2,859
                                                       ------   ------   ------
   Insurance Solutions:
      Life Insurance                                    3,994    3,963    3,394
      Group Protection                                  1,640    1,500    1,032
                                                       ------   ------   ------
         Total Insurance Solutions                      5,634    5,463    4,426
                                                       ------   ------   ------
   Other Operations                                       435      474      466
Excluded realized gain (loss), pre-tax                   (868)    (137)     (43)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        9        1
                                                       ------   ------   ------
      Total revenues                                   $8,308   $9,054   $7,709
                                                       ======   ======   ======

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       -----------------------
                                                        2008    2007     2006
                                                       -----   ------   ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                                        $ 154   $  418   $  350
      Defined Contribution                               117      171      198
                                                       -----   ------   ------
         Total Retirement Solutions                      271      589      548
                                                       -----   ------   ------
   Insurance Solutions:
      Life Insurance                                     489      666      506
      Group Protection                                   104      114       99
                                                       -----   ------   ------
         Total Insurance Solutions                       593      780      605
                                                       -----   ------   ------
   Other Operations                                      (47)     (34)      35
Excluded realized gain (loss), after-tax                (565)     (89)     (28)
Income (loss) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                               2       (7)       1
                                                       -----   ------   ------
      Net income                                       $ 254   $1,239   $1,161
                                                       =====   ======   ======

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                                           $  958   $1,022   $  971
   Defined Contribution                                   695      708      738
                                                       ------   ------   ------
      Total Retirement Solutions                        1,653    1,730    1,709
                                                       ------   ------   ------
Insurance Solutions:
   Life Insurance                                       1,867    1,975    1,676
   Group Protection                                       117      115       80
                                                       ------   ------   ------
      Total Insurance Solutions                         1,984    2,090    1,756
                                                       ------   ------   ------
Other Operations                                          338      361      340
                                                       ------   ------   ------
         Total net investment income                   $3,975   $4,181   $3,805
                                                       ======   ======   ======

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       --------------------
                                                        2008    2007   2006
                                                       ------   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                                           $  721   $373   $301
   Defined Contribution                                   130     93     74
                                                       ------   ----   ----
         Total Retirement Solutions                       851    466    375
                                                       ------   ----   ----
Insurance Solutions:
   Life Insurance                                         519    486    446
   Group Protection                                        36     31     16
                                                       ------   ----   ----
         Total Insurance Solutions                        555    517    462
                                                       ------   ----   ----
Other Operations                                           --     --      1
                                                       ------   ----   ----
            Total amortization of DAC and VOBA, net
               of interest                             $1,406   $983   $838
                                                       ======   ====   ====

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                        2008   2007   2006
                                                       -----   ----   ----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                                           $ (76)  $123   $ 61
   Defined Contribution                                   26     66     76
                                                       -----   ----   ----
      Total Retirement Solutions                         (50)   189    137
                                                       -----   ----   ----
Insurance Solutions:
   Life Insurance                                        240    338    253
   Group Protection                                       56     61     53
                                                       -----   ----   ----
      Total Insurance Solutions                          296    399    306
                                                       -----   ----   ----
Other Operations                                         (11)   (33)    33
Realized loss                                           (304)   (47)   (16)
Amortization of deferred gain on indemnity reinsurance
   related to reserve developments                         1     (4)    --
                                                       -----   ----   ----
         Total federal income tax expense (benefit)    $ (68)  $504   $460
                                                       =====   ====   ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2008       2007
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 65,206   $ 81,112
   Defined Contribution              22,930     30,180
                                   --------   --------
      Total Retirement Solutions     88,136    111,292
                                   --------   --------
Insurance Solutions:
   Life Insurance                    46,588     45,867
   Group Protection                   2,482      1,471
                                   --------   --------
      Total Insurance Solutions      49,070     47,338
                                   --------   --------
Other Operations                     10,845     15,696
                                   --------   --------
   Total                           $148,051   $174,326
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                         2008     2007      2006
                                                                        -----   -------   --------
Interest paid                                                           $  81   $   104   $     85
Income taxes paid (received)                                              (23)      194        310
Significant non-cash investing and financing transactions:
   Business combinations:
      Fair value of assets acquired (includes cash and invested cash)   $  --   $    41   $ 37,356
      Fair value of liabilities assumed                                    --       (50)   (30,424)
                                                                        -----   -------   --------
         Total purchase price                                           $  --   $    (9)  $  6,932
                                                                        =====   =======   ========
   Dividend of FPP:
      Carrying value of assets (includes cash and invested cash)        $  --   $ 2,772   $     --
      Carrying value of liabilities                                        --    (2,280)        --
                                                                        -----   -------   --------
         Total dividend of FPP                                          $  --   $   492   $     --
                                                                        -----   -------   --------
   Reinsurance ceded to LNBAR:
      Carrying value of assets                                          $ 360   $    --   $     --
      Carrying value of liabilities                                      (360)       --         --
                                                                        -----   -------   --------
         Total reinsurance ceded to LNBAR                               $  --   $    --   $     --
                                                                        =====   =======   ========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                            AS OF DECEMBER 31,
                                                                            ------------------
                                                                               2008     2007
                                                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                                                         $  115   $  221
   Reinsurance on ceded reinsurance contracts(2)                                 152      109
   Cash management agreement investment(3)                                       478      420
   Service agreement receivable(3)                                               (13)      (9)
Liabilities with affiliates:
   Reinsurance future contract benefits on ceded reinsurance contracts(4)      4,688    1,257
   Inter-company short-term debt(5)                                                4      173
   Inter-company long-term debt(6)                                             1,841    1,688

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                           ---------------------
                                                            2008    2007    2006
                                                           -----   -----   -----
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts(7)            $(222)  $(308)  $(234)
   Net investment income on cash management agreement(8)      11      28      14
   Fees for management of general account(8)                 (65)    (62)    (57)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded
      reinsurance contracts(9)                              (655)   (337)     16
   Service agreement payments(10)                            100      99      59
   Transfer pricing arrangement(10)                          (32)    (38)    (36)
   Interest expense on inter-company debt(11)                 83      82      82

----------
(1) Reported in fixed maturity available-for-sale securities on our Consolidated Balance Sheets.

(2) Reported in reinsurance related derivative assets (liability) on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics that take into account the liabilities being supported.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

DMH is responsible for the management of our general account investments.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain Guaranteed Benefit risks (including certain GDB and GWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 6, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.7 billion and $1.4 billion at December 31, 2008 and 2007, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

                                                                                                           MORTALITY
                                                                                                           & EXPENSE
                                                                  CONTRACT                                 GUARANTEE
                                                                 PURCHASES                    CONTRACT      CHARGES
                                                                  DUE FROM                  REDEMPTIONS   PAYABLE TO
                                                                THE LINCOLN                    DUE TO     THE LINCOLN
                                                                 NATIONAL                   THE LINCOLN    NATIONAL
                                                                   LIFE                    NATIONAL LIFE     LIFE
                                                                 INSURANCE                   INSURANCE     INSURANCE
SUBACCOUNT                                         INVESTMENTS    COMPANY    TOTAL ASSETS     COMPANY       COMPANY     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                              $     72,082    $     --   $     72,082     $    --       $     2    $     72,080
AIM V.I. International Growth                          139,925          --        139,925          --             5         139,920
ABVPSF Global Technology Class B                    20,576,704       4,014     20,580,718          --           563      20,580,155
ABVPSF Growth and Income Class B                    27,564,275       8,514     27,572,789          --           749      27,572,040
ABVPSF International Value Class B                     175,452          --        175,452          --             6         175,446
ABVPSF Small/Mid Cap Value Class A                     531,271          --        531,271       2,035            16         529,220
American Century VP Inflation Protection Class 2     3,921,499          --      3,921,499          --           128       3,921,371
American Century VP International                       11,976          --         11,976          --            --          11,976
American Funds Global Growth Class 2                65,747,665      42,064     65,789,729          --         1,817      65,787,912
American Funds Growth Class 2                      449,204,832     145,232    449,350,064          --        12,245     449,337,819
American Funds Growth-Income Class 2               144,036,286     150,036    144,186,322          --         4,008     144,182,314
American Funds International Class 2               226,369,819     157,487    226,527,306          --         6,268     226,521,038
Delaware VIPT Capital Reserves Service Class           266,788      19,076        285,864          --             9         285,855
Delaware VIPT Diversified Income                   142,554,337          --    142,554,337      12,541         3,947     142,537,849
Delaware VIPT Diversified Income Service Class      24,268,528      52,819     24,321,347          --           732      24,320,615
Delaware VIPT Emerging Markets Service Class         1,942,899          --      1,942,899          --            58       1,942,841
Delaware VIPT High Yield                            14,792,383          --     14,792,383       4,976           405      14,787,002
Delaware VIPT High Yield Service Class               2,097,063       7,436      2,104,499          --            57       2,104,442
Delaware VIPT REIT                                  92,843,271          --     92,843,271      40,395         2,452      92,800,424
Delaware VIPT REIT Service Class                     6,672,759      16,484      6,689,243          --           175       6,689,068
Delaware VIPT Small Cap Value Service Class        157,590,878      24,292    157,615,170          --         4,221     157,610,949
Delaware VIPT Trend                                125,966,302          --    125,966,302       9,648         3,391     125,953,263
Delaware VIPT Trend Service Class                    2,811,286       4,517      2,815,803          --            75       2,815,728
Delaware VIPT U.S. Growth Service Class                 49,686          --         49,686          --             1          49,685
Delaware VIPT Value                                107,031,716          --    107,031,716      35,021         2,925     106,993,770
Delaware VIPT Value Service Class                    5,924,873      19,484      5,944,357          --           160       5,944,197
DWS VIP Equity 500 Index                           142,208,058          --    142,208,058      20,495         3,864     142,183,699
DWS VIP Equity 500 Index Service Class               3,947,868       4,061      3,951,929          --           107       3,951,822
DWS VIP Small Cap Index                             33,819,442       4,338     33,823,780          --           905      33,822,875
DWS VIP Small Cap Index Service Class                2,354,124       3,770      2,357,894          --            62       2,357,832
Fidelity VIP Contrafund Service Class              169,459,561     410,991    169,870,552          --         4,635     169,865,917
Fidelity VIP Contrafund Service Class 2             16,252,911      35,912     16,288,823          --           440      16,288,383
Fidelity VIP Growth Service Class                   50,252,523      11,302     50,263,825          --         1,364      50,262,461
Fidelity VIP Growth Service Class 2                  2,011,043       4,458      2,015,501          --            54       2,015,447
Fidelity VIP Mid Cap Service Class 2                 1,707,276          --      1,707,276          --            53       1,707,223
FTVIPT Franklin Income Securities Class 2            1,471,891      19,076      1,490,967          --            53       1,490,914
FTVIPT Mutual Shares Securities Class 2              1,144,136          --      1,144,136          --            37       1,144,099
FTVIPT Templeton Global Income Securities
   Class 2                                           3,825,964      19,076      3,845,040          --           122       3,844,918
Janus Aspen Series Worldwide Growth                    260,770          --        260,770         178             5         260,587
Lincoln VIPT Baron Growth Opportunities Service
   Class                                            94,822,719          --     94,822,719       5,427         2,552      94,814,740
Lincoln VIPT Capital Growth Service Class               29,103          --         29,103          --             1          29,102
Lincoln VIPT Cohen & Steers Global Real Estate       3,105,682       1,735      3,107,417          --            84       3,107,333
Lincoln VIPT Cohen & Steers Global Real Estate
   Service Class                                       868,905       1,052        869,957          --            26         869,931
Lincoln VIPT Columbia Value Opportunities
   Service Class                                       119,002          --        119,002          --             3         118,999

See accompanying notes.

                                                                                                           MORTALITY
                                                                                                           & EXPENSE
                                                                  CONTRACT                                 GUARANTEE
                                                                 PURCHASES                    CONTRACT      CHARGES
                                                                  DUE FROM                   REDEMPTIONS  PAYABLE TO
                                                                THE LINCOLN                    DUE TO     THE LINCOLN
                                                                  NATIONAL                   THE LINCOLN   NATIONAL
                                                                   LIFE                    NATIONAL LIFE     LIFE
                                                                 INSURANCE                   INSURANCE     INSURANCE
SUBACCOUNT                                         INVESTMENTS    COMPANY    TOTAL ASSETS     COMPANY       COMPANY     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Bond                        $335,612,743   $  1,233    $335,613,976     $     --      $ 9,328    $335,604,648
Lincoln VIPT Delaware Bond Service Class            12,537,372     38,951      12,576,323           --          345      12,575,978
Lincoln VIPT Delaware Growth and Income            952,291,488         --     952,291,488      113,095       25,791     952,152,602
Lincoln VIPT Delaware Growth and Income Service
   Class                                             2,175,189      4,484       2,179,673           --           59       2,179,614
Lincoln VIPT Delaware Managed                      279,140,265         --     279,140,265       76,472        7,609     279,056,184
Lincoln VIPT Delaware Managed Service Class          2,583,853      3,321       2,587,174           --           70       2,587,104
Lincoln VIPT Delaware Social Awareness             486,767,183         --     486,767,183       66,554       13,174     486,687,455
Lincoln VIPT Delaware Social Awareness Service
   Class                                             5,221,758     19,571       5,241,329           --          141       5,241,188
Lincoln VIPT Delaware Special Opportunities        353,789,840         --     353,789,840       75,202        9,523     353,705,115
Lincoln VIPT Delaware Special Opportunities
   Service Class                                     9,825,252         --       9,825,252        8,900          264       9,816,088
Lincoln VIPT FI Equity-Income                      304,145,111         --     304,145,111       61,545        8,230     304,075,336
Lincoln VIPT FI Equity-Income Service Class          3,709,876      6,893       3,716,769           --          100       3,716,669
Lincoln VIPT Janus Capital Appreciation            239,719,034         --     239,719,034       65,853        6,506     239,646,675
Lincoln VIPT Janus Capital Appreciation Service
   Class                                               654,563      1,048         655,611           --           18         655,593
Lincoln VIPT Marsico International Growth
   Service Class                                       125,971         --         125,971           --            4         125,967
Lincoln VIPT MFS Value Service Class                   198,627     19,076         217,703           --            6         217,697
Lincoln VIPT Mid-Cap Value Service Class                72,714         --          72,714           --            2          72,712
Lincoln VIPT Mondrian International Value          305,458,203         --     305,458,203       97,466        8,343     305,352,394
Lincoln VIPT Mondrian International Value
   Service Class                                     8,537,771     21,293       8,559,064           --          232       8,558,832
Lincoln VIPT Money Market                          174,119,593    439,756     174,559,349           --        4,798     174,554,551
Lincoln VIPT Money Market Service Class              5,780,089     32,953       5,813,042           --          159       5,812,883
Lincoln VIPT SSgA Bond Index Service Class              36,329         --          36,329          802            1          35,526
Lincoln VIPT SSgA Developed International 150
   Service Class                                         1,942         --           1,942           --           --           1,942
Lincoln VIPT SSgA S&P 500 Index                      5,563,292         --       5,563,292       19,431          151       5,543,710
Lincoln VIPT SSgA S&P 500 Index Service Class          384,310      6,608         390,918           --           10         390,908
Lincoln VIPT SSgA Small-Cap Index                    2,411,414      6,227       2,417,641           --           64       2,417,577
Lincoln VIPT SSgA Small-Cap Index Service Class        353,249        515         353,764           --           10         353,754
Lincoln VIPT T. Rowe Price Growth Stock Service
   Class                                                69,621         --          69,621          734            2          68,885
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                           99,351,708     17,802      99,369,510           --        2,677      99,366,833
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth Service Class                              1,284,218      2,625       1,286,843           --           35       1,286,808
Lincoln VIPT Templeton Growth Service Class            168,693         --         168,693           --            5         168,688
Lincoln VIPT Turner Mid-Cap Growth Service Class       138,959         --         138,959           --            4         138,955
Lincoln VIPT UBS Global Asset Allocation           130,531,991         --     130,531,991       39,673        3,552     130,488,766
Lincoln VIPT UBS Global Asset Allocation
   Service Class                                     1,439,791     55,924       1,495,715           --           39       1,495,676
Lincoln VIPT Wilshire 2010 Profile                   2,655,131      4,406       2,659,537           --           72       2,659,465
Lincoln VIPT Wilshire 2010 Profile Service Class       353,373        237         353,610           --           10         353,600
Lincoln VIPT Wilshire 2020 Profile                   4,885,142     11,902       4,897,044           --          133       4,896,911
Lincoln VIPT Wilshire 2020 Profile Service Class     1,402,171      5,278       1,407,449           --           38       1,407,411

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                                  CONTRACT                                 GUARANTEE
                                                                 PURCHASES                    CONTRACT      CHARGES
                                                                  DUE FROM                   REDEMPTIONS  PAYABLE TO
                                                                THE LINCOLN                    DUE TO     THE LINCOLN
                                                                  NATIONAL                   THE LINCOLN   NATIONAL
                                                                   LIFE                    NATIONAL LIFE     LIFE
                                                                 INSURANCE                   INSURANCE     INSURANCE
SUBACCOUNT                                         INVESTMENTS    COMPANY    TOTAL ASSETS     COMPANY       COMPANY     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire 2030 Profile                $  2,020,354    $    782   $  2,021,136     $    --        $   55    $  2,021,081
Lincoln VIPT Wilshire 2030 Profile Service Class     1,119,068       3,338      1,122,406          --            31       1,122,375
Lincoln VIPT Wilshire 2040 Profile                     457,289       1,264        458,553          --            12         458,541
Lincoln VIPT Wilshire 2040 Profile Service Class       815,119       3,384        818,503          --            22         818,481
Lincoln VIPT Wilshire Aggressive Profile             9,661,322      13,215      9,674,537          --           262       9,674,275
Lincoln VIPT Wilshire Aggressive Profile
   Service Class                                     6,186,795      18,948      6,205,743          --           168       6,205,575
Lincoln VIPT Wilshire Conservative Profile          19,876,735          --     19,876,735      53,702           556      19,822,477
Lincoln VIPT Wilshire Conservative Profile
   Service Class                                     6,537,550       4,470      6,542,020          --           191       6,541,829
Lincoln VIPT Wilshire Moderate Profile              32,133,847     131,472     32,265,319          --           892      32,264,427
Lincoln VIPT Wilshire Moderate Profile Service
   Class                                            18,070,507     875,423     18,945,930          --           552      18,945,378
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                          24,467,468          --     24,467,468      36,449           666      24,430,353
Lincoln VIPT Wilshire Moderately Aggressive
   Profile Service Class                            16,176,469      16,401     16,192,870          --           472      16,192,398
MFS VIT Core Equity                                     20,701          --         20,701       3,309             1          17,391
MFS VIT Total Return                                 1,478,320          --      1,478,320          --            46       1,478,274
MFS VIT Utilities                                  166,651,921          --    166,651,921      13,932         4,520     166,633,469
MFS VIT Utilities Service Class                     11,843,921      28,641     11,872,562          --           319      11,872,243
NB AMT Mid-Cap Growth                               93,083,088       2,073     93,085,161          --         2,520      93,082,641
NB AMT Partners                                         15,132          --         15,132          --            --          15,132
NB AMT Regency                                         361,749          --        361,749       1,713            13         360,023
Putnam VT Health Sciences Class IB                     104,592          --        104,592          --             3         104,589
WFVT Advantage Equity Income                            83,372          --         83,372          --             3          83,369
WFVT Advantage Large Company Growth                     46,365          --         46,365          --             2          46,363
WFVT Advantage Small Cap Growth                        272,236          --        272,236          --             8         272,228

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

                                                   DIVIDENDS
                                                      FROM        MORTALITY AND         NET
                                                   INVESTMENT        EXPENSE        INVESTMENT
SUBACCOUNT                                           INCOME     GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                               $     2,835    $     (1,330)     $     1,505
AIM V.I. International Growth                            1,118          (2,612)          (1,494)
ABVPSF Global Technology Class B                            --        (334,000)        (334,000)
ABVPSF Growth and Income Class B                       725,424        (406,373)         319,051
ABVPSF International Value Class B                       3,693          (4,578)            (885)
ABVPSF Small/Mid Cap Value Class A                       4,630          (7,878)          (3,248)
American Century VP Inflation Protection Class 2       160,607         (40,935)         119,672
American Century VP International                          181            (102)              79
American Funds Global Growth Class 2                 1,647,395        (898,263)         749,132
American Funds Growth Class 2                        5,505,403      (6,995,740)      (1,490,337)
American Funds Growth-Income Class 2                 3,407,671      (1,923,828)       1,483,843
American Funds International Class 2                 6,297,558      (3,355,891)       2,941,667
Delaware VIPT Capital Reserves Service Class             7,011          (2,075)           4,936
Delaware VIPT Diversified Income                     5,840,620      (1,513,278)       4,327,342
Delaware VIPT Diversified Income Service Class         812,648        (258,056)         554,592
Delaware VIPT Emerging Markets Service Class            37,905         (32,986)           4,919
Delaware VIPT High Yield                             1,573,003        (188,590)       1,384,413
Delaware VIPT High Yield Service Class                 162,492         (21,589)         140,903
Delaware VIPT REIT                                   3,330,641      (1,422,972)       1,907,669
Delaware VIPT REIT Service Class                       160,290         (83,212)          77,078
Delaware VIPT Small Cap Value Service Class          1,019,265      (2,161,512)      (1,142,247)
Delaware VIPT Trend                                         --      (2,056,931)      (2,056,931)
Delaware VIPT Trend Service Class                           --         (37,539)         (37,539)
Delaware VIPT U.S. Growth Service Class                     --            (562)            (562)
Delaware VIPT Value                                  4,407,816      (1,491,062)       2,916,754
Delaware VIPT Value Service Class                      159,140         (65,440)          93,700
DWS VIP Equity 500 Index                             4,982,703      (2,035,646)       2,947,057
DWS VIP Equity 500 Index Service Class                  87,189         (43,150)          44,039
DWS VIP Small Cap Index                                750,187        (469,813)         280,374
DWS VIP Small Cap Index Service Class                   32,823         (25,774)           7,049
Fidelity VIP Contrafund Service Class                2,203,022      (2,496,135)        (293,113)
Fidelity VIP Contrafund Service Class 2                183,841        (193,773)          (9,932)
Fidelity VIP Growth Service Class                      567,078        (856,756)        (289,678)
Fidelity VIP Growth Service Class 2                     18,125         (23,490)          (5,365)
Fidelity VIP Mid Cap Service Class 2                     4,755         (20,935)         (16,180)
FTVIPT Franklin Income Securities Class 2               87,775         (22,010)          65,765
FTVIPT Mutual Shares Securities Class 2                 38,978         (13,870)          25,108
FTVIPT Templeton Global Income Securities Class 2       92,996         (30,417)          62,579
Janus Aspen Series Worldwide Growth                      4,707          (2,672)           2,035
Lincoln VIPT Baron Growth Opportunities
   Service Class                                            --      (1,382,478)      (1,382,478)
Lincoln VIPT Capital Growth Service Class                   --            (372)            (372)
Lincoln VIPT Cohen & Steers Global Real Estate          62,347         (41,615)          20,732
Lincoln VIPT Cohen & Steers Global Real Estate
   Service Class                                        11,863         (10,141)           1,722
Lincoln VIPT Columbia Value Opportunities
   Service Class                                           221            (879)            (658)
Lincoln VIPT Delaware Bond                          17,004,460      (3,746,638)      13,257,822
Lincoln VIPT Delaware Bond Service Class               566,083        (118,903)         447,180
Lincoln VIPT Delaware Growth and Income             16,904,926     (13,777,155)       3,127,771
Lincoln VIPT Delaware Growth and Income
   Service Class                                        27,184         (26,580)             604
Lincoln VIPT Delaware Managed                        8,836,681      (3,749,979)       5,086,702
Lincoln VIPT Delaware Managed Service Class             66,047         (29,055)          36,992
Lincoln VIPT Delaware Social Awareness               6,016,834      (7,018,780)      (1,001,946)
Lincoln VIPT Delaware Social Awareness
   Service Class                                        39,408         (57,934)         (18,526)
Lincoln VIPT Delaware Special Opportunities          5,544,001      (5,235,765)         308,236
Lincoln VIPT Delaware Special Opportunities
   Service Class                                       102,212        (116,832)         (14,620)
Lincoln VIPT FI Equity-Income                        6,430,152      (4,469,348)       1,960,804
Lincoln VIPT FI Equity-Income Service Class             64,193         (45,644)          18,549
Lincoln VIPT Janus Capital Appreciation              2,354,278      (3,639,347)      (1,285,069)

See accompanying notes.

                                                                     DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                       FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                         ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                $     (1,240)  $         --   $     (1,240)   $     (34,476)   $     (34,211)
AIM V.I. International Growth                            202,462          2,703        205,165         (319,171)        (115,500)
ABVPSF Global Technology Class B                        (281,749)            --       (281,749)     (20,034,993)     (20,650,742)
ABVPSF Growth and Income Class B                      (2,451,528)     7,484,881      5,033,353      (26,434,553)     (21,082,149)
ABVPSF International Value Class B                       (75,159)        26,421        (48,738)        (213,007)        (262,630)
ABVPSF Small/Mid Cap Value Class A                       (32,161)        65,824         33,663         (323,118)        (292,703)
American Century VP Inflation Protection Class 2         (10,481)            --        (10,481)        (262,598)        (153,407)
American Century VP International                          1,274          2,129          3,403          (13,440)          (9,958)
American Funds Global Growth Class 2                  (1,080,848)     7,546,369      6,465,521      (49,162,197)     (41,947,544)
American Funds Growth Class 2                         (4,803,708)    78,975,999     74,172,291     (444,436,771)    (371,754,817)
American Funds Growth-Income Class 2                  (1,710,232)    12,620,671     10,910,439      (99,370,024)     (86,975,742)
American Funds International Class 2                  (1,428,114)    46,244,997     44,816,883     (223,810,835)    (176,052,285)
Delaware VIPT Capital Reserves Service Class                (522)            --           (522)          (7,930)          (3,516)
Delaware VIPT Diversified Income                        (637,389)     2,004,559      1,367,170      (15,334,435)      (9,639,923)
Delaware VIPT Diversified Income Service Class           (89,911)       297,258        207,347       (2,341,783)      (1,579,844)
Delaware VIPT Emerging Markets Service Class            (148,954)       465,685        316,731       (2,329,643)      (2,007,993)
Delaware VIPT High Yield                                (779,653)            --       (779,653)      (5,768,028)      (5,163,268)
Delaware VIPT High Yield Service Class                   (30,538)            --        (30,538)        (743,992)        (633,627)
Delaware VIPT REIT                                   (12,210,210)    51,758,919     39,548,709      (97,202,346)     (55,745,968)
Delaware VIPT REIT Service Class                        (311,130)     2,889,486      2,578,356       (6,161,791)      (3,506,357)
Delaware VIPT Small Cap Value Service Class             (127,832)    14,712,504     14,584,672      (86,995,896)     (73,553,471)
Delaware VIPT Trend                                   (2,076,395)    42,141,087     40,064,692     (158,060,868)    (120,053,107)
Delaware VIPT Trend Service Class                        (87,533)       725,726        638,193       (2,847,840)      (2,247,186)
Delaware VIPT U.S. Growth Service Class                   (2,748)         1,149         (1,599)         (28,781)         (30,942)
Delaware VIPT Value                                   (1,861,159)    12,655,252     10,794,093      (74,366,979)     (60,656,132)
Delaware VIPT Value Service Class                       (164,870)       514,146        349,276       (3,149,732)      (2,706,756)
DWS VIP Equity 500 Index                                 506,204             --        506,204      (94,078,085)     (90,624,824)
DWS VIP Equity 500 Index Service Class                   (10,779)            --        (10,779)      (2,067,574)      (2,034,314)
DWS VIP Small Cap Index                                 (647,699)     4,770,211      4,122,512      (23,345,063)     (18,942,177)
DWS VIP Small Cap Index Service Class                    (28,944)       250,998        222,054       (1,295,901)      (1,066,798)
Fidelity VIP Contrafund Service Class                 (5,576,699)     7,124,772      1,548,073     (133,537,937)    (132,282,977)
Fidelity VIP Contrafund Service Class 2                 (252,189)       497,508        245,319      (10,853,123)     (10,617,736)
Fidelity VIP Growth Service Class                     (5,165,037)            --     (5,165,037)     (44,649,023)     (50,103,738)
Fidelity VIP Growth Service Class 2                      (14,826)            --        (14,826)      (1,433,761)      (1,453,952)
Fidelity VIP Mid Cap Service Class 2                     (53,789)       269,362        215,573       (1,119,810)        (920,417)
FTVIPT Franklin Income Securities Class 2                (54,683)        36,753        (17,930)        (635,635)        (587,800)
FTVIPT Mutual Shares Securities Class 2                  (26,001)        55,440         29,439         (633,614)        (579,067)
FTVIPT Templeton Global Income Securities Class 2         12,968             --         12,968           40,963          116,510
Janus Aspen Series Worldwide Growth                      (14,362)            --        (14,362)        (222,660)        (234,987)
Lincoln VIPT Baron Growth Opportunities
   Service Class                                       2,316,314      7,299,316      9,615,630      (72,975,249)     (64,742,097)
Lincoln VIPT Capital Growth Service Class                 (6,428)            --         (6,428)         (17,429)         (24,229)
Lincoln VIPT Cohen & Steers Global Real Estate          (397,118)            --       (397,118)      (1,939,836)      (2,316,222)
Lincoln VIPT Cohen & Steers Global Real Estate
   Service Class                                         (57,111)            --        (57,111)        (464,388)        (519,777)
Lincoln VIPT Columbia Value Opportunities
   Service Class                                          (5,599)        26,856         21,257          (60,917)         (40,318)
Lincoln VIPT Delaware Bond                              (599,520)       134,803       (464,717)     (28,218,452)     (15,425,347)
Lincoln VIPT Delaware Bond Service Class                 (27,054)         4,473        (22,581)        (963,424)        (538,825)
Lincoln VIPT Delaware Growth and Income                  651,153    139,586,452    140,237,605     (726,946,688)    (583,581,312)
Lincoln VIPT Delaware Growth and Income
   Service Class                                         (43,724)       289,302        245,578       (1,412,424)      (1,166,242)
Lincoln VIPT Delaware Managed                         (1,829,188)    36,277,269     34,448,081     (154,650,869)    (115,116,086)
Lincoln VIPT Delaware Managed Service Class              (69,675)       301,280        231,605       (1,201,192)        (932,595)
Lincoln VIPT Delaware Social Awareness                 6,878,444     41,560,348     48,438,792     (327,188,597)    (279,751,751)
Lincoln VIPT Delaware Social Awareness
   Service Class                                         (19,450)       372,691        353,241       (2,829,387)      (2,494,672)
Lincoln VIPT Delaware Special Opportunities           16,030,520     44,111,452     60,141,972     (285,708,045)    (225,257,837)
Lincoln VIPT Delaware Special Opportunities
   Service Class                                         (81,127)     1,048,381        967,254       (6,234,800)      (5,282,166)
Lincoln VIPT FI Equity-Income                        (13,924,143)    37,639,888     23,715,745     (236,715,351)    (211,038,802)
Lincoln VIPT FI Equity-Income Service Class             (139,220)       404,910        265,690       (2,475,348)      (2,191,109)
Lincoln VIPT Janus Capital Appreciation               (1,775,099)            --     (1,775,099)    (176,650,429)    (179,710,597)

                                                    DIVIDENDS
                                                      FROM        MORTALITY AND         NET
                                                   INVESTMENT        EXPENSE        INVESTMENT
SUBACCOUNT                                           INCOME     GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------------
Lincoln VIPT Janus Capital Appreciation
   Service Class                                   $     4,024     $    (7,124)     $    (3,100)
Lincoln VIPT Marsico International Growth
   Service Class                                         1,619          (1,728)            (109)
Lincoln VIPT MFS Value Service Class                       922          (1,083)            (161)
Lincoln VIPT Mid-Cap Value Service Class                    79            (933)            (854)
Lincoln VIPT Mondrian International Value           20,239,899      (4,392,332)      15,847,567
Lincoln VIPT Mondrian International Value
   Service Class                                       512,993         (97,853)         415,140
Lincoln VIPT Money Market                            3,305,739      (1,473,102)       1,832,637
Lincoln VIPT Money Market Service Class                 73,124         (38,241)          34,883
Lincoln VIPT SSgA Bond Index Service Class                 153            (361)            (208)
Lincoln VIPT SSgA Developed International 150
   Service Class                                            20              (2)              18
Lincoln VIPT SSgA S&P 500 Index                        236,966         (48,230)         188,736
Lincoln VIPT SSgA S&P 500 Index Service Class           11,031          (1,445)           9,586
Lincoln VIPT SSgA Small-Cap Index                       29,281         (25,355)           3,926
Lincoln VIPT SSgA Small-Cap Index Service Class          2,849          (2,984)            (135)
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                                            --            (473)            (473)
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                                           --      (1,546,964)      (1,546,964)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth Service Class                                     --         (16,489)         (16,489)
Lincoln VIPT Templeton Growth Service Class              3,264          (1,691)           1,573
Lincoln VIPT Turner Mid-Cap Growth Service Class            --          (2,412)          (2,412)
Lincoln VIPT UBS Global Asset Allocation            11,768,147      (1,895,791)       9,872,356
Lincoln VIPT UBS Global Asset Allocation
   Service Class                                       115,327         (16,021)          99,306
Lincoln VIPT Wilshire 2010 Profile                      51,621         (23,291)          28,330
Lincoln VIPT Wilshire 2010 Profile Service Class         5,717          (1,619)           4,098
Lincoln VIPT Wilshire 2020 Profile                      69,680         (36,188)          33,492
Lincoln VIPT Wilshire 2020 Profile Service Class        13,274          (5,937)           7,337
Lincoln VIPT Wilshire 2030 Profile                      18,987         (14,388)           4,599
Lincoln VIPT Wilshire 2030 Profile Service Class         6,392          (5,692)             700
Lincoln VIPT Wilshire 2040 Profile                       2,299          (4,244)          (1,945)
Lincoln VIPT Wilshire 2040 Profile Service Class         1,415          (4,247)          (2,832)
Lincoln VIPT Wilshire Aggressive Profile                79,392        (130,041)         (50,649)
Lincoln VIPT Wilshire Aggressive Profile
   Service Class                                        19,580         (58,138)         (38,558)
Lincoln VIPT Wilshire Conservative Profile             458,705        (221,591)         237,114
Lincoln VIPT Wilshire Conservative Profile
   Service Class                                       125,883         (57,544)          68,339
Lincoln VIPT Wilshire Moderate Profile                 770,260        (396,226)         374,034
Lincoln VIPT Wilshire Moderate Profile
   Service Class                                       339,249        (199,521)         139,728
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                                  325,818        (314,324)          11,494
Lincoln VIPT Wilshire Moderately Aggressive
   Profile Service Class                               146,899        (188,934)         (42,035)
MFS VIT Core Equity                                        223            (287)             (64)
MFS VIT Total Return                                    59,570         (22,023)          37,547
MFS VIT Utilities                                    4,068,468      (2,651,419)       1,417,049
MFS VIT Utilities Service Class                        165,474        (134,340)          31,134
NB AMT Mid-Cap Growth                                       --      (1,449,474)      (1,449,474)
NB AMT Partners                                            138            (141)              (3)
NB AMT Regency                                           7,129          (8,103)            (974)
Putnam VT Health Sciences Class IB                          --          (1,306)          (1,306)
WFVT Advantage Equity Income                             2,499          (1,871)             628
WFVT Advantage Large Company Growth                        165            (888)            (723)
WFVT Advantage Small Cap Growth                             --          (3,839)          (3,839)

See accompanying notes.

                                                                     DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                       FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                         ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Janus Capital Appreciation
   Service Class                                    $     1,084     $        --    $     1,084    $    (364,809)   $    (366,825)
Lincoln VIPT Marsico International Growth
   Service Class                                         (6,579)         15,003          8,424         (118,262)        (109,947)
Lincoln VIPT MFS Value Service Class                     (9,145)          1,822         (7,323)         (23,986)         (31,470)
Lincoln VIPT Mid-Cap Value Service Class                (12,480)          5,616         (6,864)         (42,509)         (50,227)
Lincoln VIPT Mondrian International Value            23,168,845      28,198,424     51,367,269     (265,348,702)    (198,133,866)
Lincoln VIPT Mondrian International Value
   Service Class                                       (111,368)        681,294        569,926       (5,547,206)      (4,562,140)
Lincoln VIPT Money Market                                   (23)            603            580               --        1,833,217
Lincoln VIPT Money Market Service Class                      --              17             17                3           34,903
Lincoln VIPT SSgA Bond Index Service Class               (1,509)             --         (1,509)           1,330             (387)
Lincoln VIPT SSgA Developed International 150
   Service Class                                             --              --             --              148              166
Lincoln VIPT SSgA S&P 500 Index                        (987,798)             --       (987,798)      (1,635,794)      (2,434,856)
Lincoln VIPT SSgA S&P 500 Index Service Class           (10,575)             --        (10,575)         (58,431)         (59,420)
Lincoln VIPT SSgA Small-Cap Index                      (425,024)        299,087       (125,937)      (1,041,060)      (1,163,071)
Lincoln VIPT SSgA Small-Cap Index Service Class          (1,721)         29,376         27,655         (149,389)        (121,869)
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                                         (3,090)             --         (3,090)         (26,973)         (30,536)
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                                    (4,480,956)             --     (4,480,956)     (73,270,796)     (79,298,716)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth Service Class                                 (15,062)             --        (15,062)        (863,052)        (894,603)
Lincoln VIPT Templeton Growth Service Class              (1,794)          6,616          4,822          (83,564)         (77,169)
Lincoln VIPT Turner Mid-Cap Growth Service Class        (31,191)         40,532          9,341         (158,529)        (151,600)
Lincoln VIPT UBS Global Asset Allocation             (1,180,910)     17,125,251     15,944,341      (97,644,065)     (71,827,368)
Lincoln VIPT UBS Global Asset Allocation
   Service Class                                        (32,362)        158,504        126,142         (884,044)        (658,596)
Lincoln VIPT Wilshire 2010 Profile                     (142,407)          2,542       (139,865)        (569,270)        (680,805)
Lincoln VIPT Wilshire 2010 Profile Service Class         (4,876)            240         (4,636)         (58,260)         (58,798)
Lincoln VIPT Wilshire 2020 Profile                      (60,349)          4,619        (55,730)      (1,272,524)      (1,294,762)
Lincoln VIPT Wilshire 2020 Profile Service Class         (7,887)            783         (7,104)        (196,555)        (196,322)
Lincoln VIPT Wilshire 2030 Profile                      (19,825)          1,738        (18,087)        (584,227)        (597,715)
Lincoln VIPT Wilshire 2030 Profile Service Class        (18,990)            628        (18,362)        (234,973)        (252,635)
Lincoln VIPT Wilshire 2040 Profile                      (23,267)            383        (22,884)        (188,771)        (213,600)
Lincoln VIPT Wilshire 2040 Profile Service Class         (1,032)            351           (681)        (208,307)        (211,820)
Lincoln VIPT Wilshire Aggressive Profile               (595,892)        360,288       (235,604)      (6,404,548)      (6,690,801)
Lincoln VIPT Wilshire Aggressive Profile
   Service Class                                        (59,660)        167,008        107,348       (3,094,180)      (3,025,390)
Lincoln VIPT Wilshire Conservative Profile             (472,448)        215,514       (256,934)      (4,716,660)      (4,736,480)
Lincoln VIPT Wilshire Conservative Profile
   Service Class                                        (93,729)         55,788        (37,941)      (1,215,986)      (1,185,588)
Lincoln VIPT Wilshire Moderate Profile               (1,130,276)        874,209       (256,067)     (12,583,839)     (12,465,872)
Lincoln VIPT Wilshire Moderate Profile
   Service Class                                       (195,246)        396,946        201,700       (6,013,155)      (5,671,727)
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                                  (569,626)        609,054         39,428      (12,642,235)     (12,591,313)
Lincoln VIPT Wilshire Moderately Aggressive
   Profile Service Class                               (244,606)        351,204        106,598       (7,357,363)      (7,292,800)
MFS VIT Core Equity                                           8              --              8          (13,683)         (13,739)
MFS VIT Total Return                                    (48,926)        117,989         69,063         (596,369)        (489,759)
MFS VIT Utilities                                    (3,189,203)     42,115,102     38,925,899     (159,452,031)    (119,109,083)
MFS VIT Utilities Service Class                        (143,681)      2,014,406      1,870,725       (8,312,452)      (6,410,593)
NB AMT Mid-Cap Growth                                  (819,693)             --       (819,693)     (76,221,315)     (78,490,482)
NB AMT Partners                                             (37)          4,361          4,324          (21,073)         (16,752)
NB AMT Regency                                          (22,178)          1,317        (20,861)        (325,168)        (347,003)
Putnam VT Health Sciences Class IB                        2,184           1,183          3,367          (25,404)         (23,343)
WFVT Advantage Equity Income                            (17,707)         21,426          3,719          (63,002)         (58,655)
WFVT Advantage Large Company Growth                        (119)             --           (119)         (29,582)         (30,424)
WFVT Advantage Small Cap Growth                         (19,166)         97,258         78,092         (265,268)        (191,015)

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND 2008

                                                                                 ABVPSF        ABVPSF
                                                                  AIM V.I.       GLOBAL      GROWTH AND
                                                    AIM V.I.   INTERNATIONAL   TECHNOLOGY      INCOME
                                                  CORE EQUITY     GROWTH        CLASS B       CLASS B
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ------------------------------------------------------
NET ASSETS JANUARY 1, 2007                         $172,826      $ 732,508    $ 32,362,349  $ 59,110,718
Changes From Operations:
   - Net investment income (loss)                      (523)        (5,293)       (366,572)      106,961
   - Net realized gain (loss) on investments          6,128         33,942       1,103,513     4,255,958
   - Net change in unrealized appreciation or
     depreciation on investments                      6,066         66,560       4,742,782    (2,140,996)
                                                   --------      ---------    ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   11,671         95,209       5,479,723     2,221,923
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --             --       2,934,112     4,343,807
   - Contract withdrawals & transfers to annuity
     reserves                                       (40,996)        (8,820)     (4,058,693)   (7,014,585)
   - Contract transfers                                  --        (50,467)     11,068,460    (4,377,970)
                                                   --------      ---------    ------------  ------------
                                                    (40,996)       (59,287)      9,943,879    (7,048,748)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --             --           4,741       (24,211)
   - Annuity Payments                                    --             --          (8,262)      (17,522)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --             446           307
                                                   --------      ---------    ------------  ------------
                                                         --             --          (3,075)      (41,426)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (40,996)       (59,287)      9,940,804    (7,090,174)
                                                   --------      ---------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (29,325)        35,922      15,420,527    (4,868,251)
                                                   --------      ---------    ------------  ------------
NET ASSETS AT DECEMBER 31, 2007                     143,501        768,430      47,782,876    54,242,467
Changes From Operations:
   - Net investment income (loss)                     1,505         (1,494)       (334,000)      319,051
   - Net realized gain (loss) on investments         (1,240)       205,165        (281,749)    5,033,353
   - Net change in unrealized appreciation or
     depreciation on investments                    (34,476)      (319,171)    (20,034,993)  (26,434,553)
                                                   --------      ---------    ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (34,211)      (115,500)    (20,650,742)  (21,082,149)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --            855       2,890,182     3,499,578
   - Contract withdrawals & transfers to annuity
     reserves                                       (84,378)      (513,259)     (3,353,002)   (4,706,988)
   - Contract transfers                              47,168           (606)     (6,109,243)   (4,369,807)
                                                   --------      ---------    ------------  ------------
                                                    (37,210)      (513,010)     (6,572,063)   (5,577,217)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --             --          27,666            --
   - Annuity Payments                                    --             --          (7,283)      (11,529)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --            (299)          468
                                                   --------      ---------    ------------  ------------
                                                         --             --          20,084       (11,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (37,210)      (513,010)     (6,551,979)   (5,588,278)
                                                   --------      ---------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (71,421)      (628,510)    (27,202,721)  (26,670,427)
                                                   --------      ---------    ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 72,080      $ 139,920    $ 20,580,155  $ 27,572,040
                                                   ========      =========    ============  ============

See accompanying notes.

                                                                               AMERICAN                     AMERICAN
                                                     ABVPSF         ABVPSF      CENTURY                       FUNDS
                                                  INTERNATIONAL   SMALL/MID  VP INFLATION     AMERICAN       GLOBAL
                                                      VALUE       CAP VALUE   PROTECTION     CENTURY VP      GROWTH
                                                     CLASS B       CLASS A      CLASS 2    INTERNATIONAL     CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  --------------------------------------------------------------------
NET ASSETS JANUARY 1, 2007                          $ 812,198    $ 446,812    $1,444,978     $ 23,287     $ 61,115,653
Changes From Operations:
   - Net investment income (loss)                      (1,555)        (686)       50,022           63        1,553,440
   - Net realized gain (loss) on investments           72,811       77,556         1,700        4,365        3,701,075
   - Net change in unrealized appreciation or
     depreciation on investments                      (48,687)     (94,857)       73,913          166        4,636,189
                                                    ---------    ---------    ----------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     22,569      (17,987)      125,635        4,594        9,890,704
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               214,441      285,307       759,447        1,991       10,981,365
   - Contract withdrawals & transfers to annuity
     reserves                                         (58,805)    (104,400)      (93,568)     (13,932)      (8,443,924)
   - Contract transfers                              (119,845)      73,208      (166,626)      11,295       27,239,523
                                                    ---------    ---------    ----------     --------     ------------
                                                       35,791      254,115       499,253         (646)      29,776,964
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           --            --           --          108,863
   - Annuity Payments                                      --         (262)       (6,373)          --          (56,785)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           --            83           --              620
                                                    ---------    ---------    ----------     --------     ------------
                                                           --         (262)       (6,290)          --           52,698
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              35,791      253,853       492,963         (646)      29,829,662
                                                    ---------    ---------    ----------     --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                58,360      235,866       618,598        3,948       39,720,366
                                                    ---------    ---------    ----------     --------     ------------
NET ASSETS AT DECEMBER 31, 2007                       870,558      682,678     2,063,576       27,235      100,836,019
Changes From Operations:
   - Net investment income (loss)                        (885)      (3,248)      119,672           79          749,132
   - Net realized gain (loss) on investments          (48,738)      33,663       (10,481)       3,403        6,465,521
   - Net change in unrealized appreciation or
     depreciation on investments                     (213,007)    (323,118)     (262,598)     (13,440)     (49,162,197)
                                                    ---------    ---------    ----------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (262,630)    (292,703)     (153,407)      (9,958)     (41,947,544)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                88,215      120,344     1,509,740        1,891        9,964,627
   - Contract withdrawals & transfers to annuity
     reserves                                        (307,754)     (48,240)     (330,461)          --       (8,311,668)
   - Contract transfers                              (212,943)      67,375       798,167       (7,192)       5,110,312
                                                    ---------    ---------    ----------     --------     ------------
                                                     (432,482)     139,479     1,977,446       (5,301)       6,763,271
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           --        43,215           --          167,421
   - Annuity Payments                                      --         (234)       (9,160)          --          (31,241)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           --          (299)          --              (14)
                                                    ---------    ---------    ----------     --------     ------------
                                                           --         (234)       33,756           --          136,166
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (432,482)     139,245     2,011,202       (5,301)       6,899,437
                                                    ---------    ---------    ----------     --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (695,112)    (153,458)    1,857,795      (15,259)     (35,048,107)
                                                    ---------    ---------    ----------     --------     ------------
NET ASSETS AT DECEMBER 31, 2008                     $ 175,446    $ 529,220    $3,921,371     $ 11,976     $ 65,787,912
                                                    =========    =========    ==========     ========     ============

                                                                   AMERICAN
                                                     AMERICAN        FUNDS        AMERICAN       DELAWARE
                                                      FUNDS         GROWTH-        FUNDS      VIPT CAPITAL
                                                      GROWTH        INCOME     INTERNATIONAL     RESERVES
                                                     CLASS 2        CLASS 2       CLASS 2     SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $ 810,306,303  $163,043,507  $ 310,794,956    $102,064
Changes From Operations:
   - Net investment income (loss)                    (1,959,555)    1,193,192      2,090,777       3,474
   - Net realized gain (loss) on investments         69,682,791     6,811,674     21,946,541         (41)
   - Net change in unrealized appreciation or
     depreciation on investments                     21,060,520    (1,975,628)    34,792,619        (269)
                                                  -------------  ------------  -------------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   88,783,756     6,029,238     58,829,937       3,164
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              80,573,851    27,004,533     36,721,081      39,649
   - Contract withdrawals & transfers to annuity
     reserves                                      (101,792,879)  (23,426,981)   (41,813,064)     (3,453)
   - Contract transfers                              (8,027,896)   38,276,716     44,179,557     (12,990)
                                                  -------------  ------------  -------------    --------
                                                    (29,246,924)   41,854,268     39,087,574      23,206
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        515,190       676,087        196,319          --
   - Annuity Payments                                  (866,826)     (304,235)      (283,858)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 7,720       (13,343)       (16,836)         --
                                                  -------------  ------------  -------------    --------
                                                       (343,916)      358,509       (104,375)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (29,590,840)   42,212,777     38,983,199      23,206
                                                  -------------  ------------  -------------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              59,192,916    48,242,015     97,813,136      26,370
                                                  -------------  ------------  -------------    --------
NET ASSETS AT DECEMBER 31, 2007                     869,499,219   211,285,522    408,608,092     128,434
Changes From Operations:
   - Net investment income (loss)                    (1,490,337)    1,483,843      2,941,667       4,936
   - Net realized gain (loss) on investments         74,172,291    10,910,439     44,816,883        (522)
   - Net change in unrealized appreciation or
     depreciation on investments                   (444,436,771)  (99,370,024)  (223,810,835)     (7,930)
                                                  -------------  ------------  -------------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (371,754,817)  (86,975,742)  (176,052,285)     (3,516)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              66,428,422    25,075,968     34,905,889      77,563
   - Contract withdrawals & transfers to annuity
     reserves                                       (81,057,750)  (22,300,482)   (38,383,158)    (21,013)
   - Contract transfers                             (33,546,352)   16,655,407     (2,752,606)    104,387
                                                  -------------  ------------  -------------    --------
                                                    (48,175,680)   19,430,893     (6,229,875)    160,937
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        448,633       669,934        447,319          --
   - Annuity Payments                                  (687,908)     (230,057)      (255,547)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 8,372         1,764          3,334          --
                                                  -------------  ------------  -------------    --------
                                                       (230,903)      441,641        195,106          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (48,406,583)   19,872,534     (6,034,769)    160,937
                                                  -------------  ------------  -------------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (420,161,400)  (67,103,208)  (182,087,054)    157,421
                                                  -------------  ------------  -------------    --------
NET ASSETS AT DECEMBER 31, 2008                   $ 449,337,819  $144,182,314  $ 226,521,038    $285,855
                                                  =============  ============  =============    ========

                                                                   DELAWARE      DELAWARE
                                                    DELAWARE         VIPT          VIPT
                                                      VIPT        DIVERSIFIED    EMERGING       DELAWARE
                                                   DIVERSIFIED      INCOME        MARKETS         VIPT
                                                     INCOME     SERVICE CLASS  SERVICE CLASS  GLOBAL BOND
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $ 81,894,023   $ 8,355,999    $ 1,405,574    $ 31,958
Changes From Operations:
   - Net investment income (loss)                    1,846,367       152,142         (1,513)      3,139
   - Net realized gain (loss) on investments           337,680        84,560        197,167      (7,543)
   - Net change in unrealized appreciation or
     depreciation on investments                     4,281,080       553,906        396,984       4,700
                                                  ------------   -----------    -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   6,465,127       790,608        592,638         296
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              9,581,508     8,501,160        545,293       1,069
   - Contract withdrawals & transfers to annuity
     reserves                                      (13,166,064)   (1,266,000)      (128,303)       (384)
   - Contract transfers                             40,454,058     2,528,328        799,136     (14,259)
                                                  ------------   -----------    -----------    --------
                                                    36,869,502     9,763,488      1,216,126     (13,574)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       347,802        62,452         27,233          --
   - Annuity Payments                                 (171,437)       (8,420)        (1,796)    (18,680)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              (18,346)           16            (14)         --
                                                  ------------   -----------    -----------    --------
                                                       158,019        54,048         25,423     (18,680)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           37,027,521     9,817,536      1,241,549     (32,254)
                                                  ------------   -----------    -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             43,492,648    10,608,144      1,834,187     (31,958)
                                                  ------------   -----------    -----------    --------
NET ASSETS AT DECEMBER 31, 2007                    125,386,671    18,964,143      3,239,761          --
Changes From Operations:
   - Net investment income (loss)                    4,327,342       554,592          4,919          --
   - Net realized gain (loss) on investments         1,367,170       207,347        316,731          --
   - Net change in unrealized appreciation or
     depreciation on investments                   (15,334,435)   (2,341,783)    (2,329,643)         --
                                                  ------------   -----------    -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (9,639,923)   (1,579,844)    (2,007,993)         --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             10,339,458     8,630,827      1,061,406          --
   - Contract withdrawals & transfers to annuity
     reserves                                      (19,652,073)   (2,796,128)      (217,311)         --
   - Contract transfers                             35,731,600     1,090,500       (131,308)         --
                                                  ------------   -----------    -----------    --------
                                                    26,418,985     6,925,199        712,787          --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       586,289        20,701             --          --
   - Annuity Payments                                 (215,468)       (9,712)        (1,719)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                1,295           128              5          --
                                                  ------------   -----------    -----------    --------
                                                       372,116        11,117         (1,714)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           26,791,101     6,936,316        711,073          --
                                                  ------------   -----------    -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             17,151,178     5,356,472     (1,296,920)         --
                                                  ------------   -----------    -----------    --------
NET ASSETS AT DECEMBER 31, 2008                   $142,537,849   $24,320,615    $ 1,942,841    $     --
                                                  ============   ===========    ===========    ========

See accompanying notes.

                                                                   DELAWARE                                     DELAWARE
                                                    DELAWARE         VIPT                        DELAWARE      VIPT SMALL
                                                      VIPT       HIGH YIELD       DELAWARE      VIPT REIT      CAP VALUE
                                                   HIGH YIELD   SERVICE CLASS    VIPT REIT    SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $16,023,618    $  780,161    $ 323,270,992   $ 7,556,798   $ 337,704,818
Changes From Operations:
   - Net investment income (loss)                   1,158,933        57,711        1,526,365         5,224      (2,360,304)
   - Net realized gain (loss) on investments            7,644        (1,282)      78,391,845     1,608,352      40,326,159
   - Net change in unrealized appreciation or
     depreciation on investments                     (956,814)      (55,041)    (116,013,078)   (3,129,740)    (59,985,160)
                                                  -----------    ----------    -------------   -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    209,763         1,388      (36,094,868)   (1,516,164)    (22,019,305)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,685,971     1,344,273       17,718,670     4,592,924      31,451,894
   - Contract withdrawals & transfers to annuity
     reserves                                      (2,746,724)     (175,527)     (32,896,008)     (908,199)    (38,010,048)
   - Contract transfers                             5,391,541        15,267      (96,752,876)   (1,300,086)    (48,659,433)
                                                  -----------    ----------    -------------   -----------   -------------
                                                    4,330,788     1,184,013     (111,930,214)    2,384,639     (55,217,587)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       13,759            --          (61,031)           --          70,048
   - Annuity Payments                                  (6,691)           --         (170,646)           --        (197,135)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 114            --            3,777            --           5,872
                                                  -----------    ----------    -------------   -----------   -------------
                                                        7,182            --         (227,900)           --        (121,215)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           4,337,970     1,184,013     (112,158,114)    2,384,639     (55,338,802)
                                                  -----------    ----------    -------------   -----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             4,547,733     1,185,401     (148,252,982)      868,475     (77,358,107)
                                                  -----------    ----------    -------------   -----------   -------------
NET ASSETS AT DECEMBER 31, 2007                    20,571,351     1,965,562      175,018,010     8,425,273     260,346,711
Changes From Operations:
   - Net investment income (loss)                   1,384,413       140,903        1,907,669        77,078      (1,142,247)
   - Net realized gain (loss) on investments         (779,653)      (30,538)      39,548,709     2,578,356      14,584,672
   - Net change in unrealized appreciation or
     depreciation on investments                   (5,768,028)     (743,992)     (97,202,346)   (6,161,791)    (86,995,896)
                                                  -----------    ----------    -------------   -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (5,163,268)     (633,627)     (55,745,968)   (3,506,357)    (73,553,471)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,293,777     1,175,243        8,966,938     3,182,584      21,449,524
   - Contract withdrawals & transfers to annuity
     reserves                                      (2,466,773)     (187,551)     (17,559,653)     (703,737)    (25,610,572)
   - Contract transfers                               502,484      (215,185)     (17,687,768)     (708,695)    (24,805,291)
                                                  -----------    ----------    -------------   -----------   -------------
                                                     (670,512)      772,507      (26,280,483)    1,770,152     (28,966,339)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       57,504            --          (62,302)           --         (58,663)
   - Annuity Payments                                  (8,268)           --         (130,022)           --        (161,638)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 195            --            1,189            --           4,349
                                                  -----------    ----------    -------------   -----------   -------------
                                                       49,431            --         (191,135)           --        (215,952)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (621,081)      772,507      (26,471,618)    1,770,152     (29,182,291)
                                                  -----------    ----------    -------------   -----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (5,784,349)      138,880      (82,217,586)   (1,736,205)   (102,735,762)
                                                  -----------    ----------    -------------   -----------   -------------
NET ASSETS AT DECEMBER 31, 2008                   $14,787,002    $2,104,442    $  92,800,424   $ 6,689,068   $ 157,610,949
                                                  ===========    ==========    =============   ===========   =============

                                                                                   DELAWARE
                                                                    DELAWARE      VIPT U.S.
                                                     DELAWARE      VIPT TREND       GROWTH       DELAWARE
                                                    VIPT TREND   SERVICE CLASS  SERVICE CLASS   VIPT VALUE
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $ 297,987,464   $ 2,776,830     $ 13,795     $218,333,816
Changes From Operations:
   - Net investment income (loss)                    (2,920,510)      (35,544)        (789)       1,291,646
   - Net realized gain (loss) on investments         14,424,492        38,708       (1,082)      11,466,550
   - Net change in unrealized appreciation or
     depreciation on investments                     15,546,920       266,285        2,351      (20,232,239)
                                                  -------------   -----------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   27,050,902       269,449          480       (7,474,043)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              16,080,735     1,451,952       10,256       16,832,930
   - Contract withdrawals & transfers to annuity
     reserves                                       (38,638,898)     (301,050)        (942)     (27,107,916)
   - Contract transfers                             (26,609,769)      (52,117)       9,514       (3,699,184)
                                                  -------------   -----------     --------     ------------
                                                    (49,167,932)    1,098,785       18,828      (13,974,170)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        (23,974)           --           --          354,421
   - Annuity Payments                                  (125,854)           --           --         (251,107)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                11,380            --           --            9,256
                                                  -------------   -----------     --------     ------------
                                                       (138,448)           --           --          112,570
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (49,306,380)    1,098,785       18,828      (13,861,600)
                                                  -------------   -----------     --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (22,255,478)    1,368,234       19,308      (21,335,643)
                                                  -------------   -----------     --------     ------------
NET ASSETS AT DECEMBER 31, 2007                     275,731,986     4,145,064       33,103      196,998,173
Changes From Operations:
   - Net investment income (loss)                    (2,056,931)      (37,539)        (562)       2,916,754
   - Net realized gain (loss) on investments         40,064,692       638,193       (1,599)      10,794,093
   - Net change in unrealized appreciation or
     depreciation on investments                   (158,060,868)   (2,847,840)     (28,781)     (74,366,979)
                                                  -------------   -----------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (120,053,107)   (2,247,186)     (30,942)     (60,656,132)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              12,055,291     1,643,539       34,179        9,309,275
   - Contract withdrawals & transfers to annuity
     reserves                                       (25,318,637)     (536,582)        (832)     (16,408,115)
   - Contract transfers                             (16,283,597)     (189,107)      14,177      (22,094,873)
                                                  -------------   -----------     --------     ------------
                                                    (29,546,943)      917,850       47,524      (29,193,713)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        (91,808)           --           --           24,708
   - Annuity Payments                                   (89,358)           --           --         (186,352)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 2,493            --           --            7,086
                                                  -------------   -----------     --------     ------------
                                                       (178,673)           --           --         (154,558)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (29,725,616)      917,850       47,524      (29,348,271)
                                                  -------------   -----------     --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (149,778,723)   (1,329,336)      16,582      (90,004,403)
                                                  -------------   -----------     --------     ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 125,953,263   $ 2,815,728     $ 49,685     $106,993,770
                                                  =============   ===========     ========     ============

                                                                                   DWS VIP
                                                     DELAWARE       DWS VIP      EQUITY 500      DWS VIP
                                                    VIPT VALUE     EQUITY 500       INDEX       SMALL CAP
                                                  SERVICE CLASS      INDEX      SERVICE CLASS     INDEX
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS JANUARY 1, 2007                         $ 4,127,252   $ 277,561,949   $ 2,522,921   $ 72,303,839
Changes From Operations:
   - Net investment income (loss)                        7,487       1,377,214         4,744        (79,743)
   - Net realized gain (loss) on investments           140,408       6,520,621        26,247      7,168,201
   - Net change in unrealized appreciation or
     depreciation on investments                      (518,289)      3,940,931        73,860     (8,606,364)
                                                   -----------   -------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (370,394)     11,838,766       104,851     (1,517,906)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              3,911,957      17,721,978     2,117,298      4,915,961
   - Contract withdrawals & transfers to annuity
     reserves                                         (710,221)    (32,332,639)     (333,158)    (8,589,925)
   - Contract transfers                                136,029     (15,875,606)     (138,424)    (7,784,393)
                                                   -----------   -------------   -----------   ------------
                                                     3,337,765     (30,486,267)    1,645,716    (11,458,357)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --         183,461            --         63,219
   - Annuity Payments                                       --        (356,628)           --        (48,282)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --         (22,274)           --          2,716
                                                   -----------   -------------   -----------   ------------
                                                            --        (195,441)           --         17,653
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            3,337,765     (30,681,708)    1,645,716    (11,440,704)
                                                   -----------   -------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,967,371     (18,842,942)    1,750,567    (12,958,610)
                                                   -----------   -------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                      7,094,623     258,719,007     4,273,488     59,345,229
Changes From Operations:
   - Net investment income (loss)                       93,700       2,947,057        44,039        280,374
   - Net realized gain (loss) on investments           349,276         506,204       (10,779)     4,122,512
   - Net change in unrealized appreciation or
     depreciation on investments                    (3,149,732)    (94,078,085)   (2,067,574)   (23,345,063)
                                                   -----------   -------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (2,706,756)    (90,624,824)   (2,034,314)   (18,942,177)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,981,528      13,072,897     2,264,359      3,086,825
   - Contract withdrawals & transfers to annuity
     reserves                                         (658,545)    (22,095,595)     (308,420)    (5,060,815)
   - Contract transfers                               (766,653)    (16,496,409)     (243,291)    (4,597,163)
                                                   -----------   -------------   -----------   ------------
                                                     1,556,330     (25,519,107)    1,712,648     (6,571,153)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --        (112,603)           --         25,950
   - Annuity Payments                                       --        (285,175)           --        (36,771)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           6,401            --          1,797
                                                   -----------   -------------   -----------   ------------
                                                            --        (391,377)           --         (9,024)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,556,330     (25,910,484)    1,712,648     (6,580,177)
                                                   -----------   -------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,150,426)   (116,535,308)     (321,666)   (25,522,354)
                                                   -----------   -------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 5,944,197   $ 142,183,699   $ 3,951,822   $ 33,822,875
                                                   ===========   =============   ===========   ============

See accompanying notes.

                                                     DWS VIP                    FIDELITY VIP                 FIDELITY VIP
                                                    SMALL CAP     FIDELITY VIP   CONTRAFUND    FIDELITY VIP     GROWTH
                                                      INDEX        CONTRAFUND      SERVICE        GROWTH        SERVICE
                                                  SERVICE CLASS  SERVICE CLASS     CLASS 2    SERVICE CLASS     CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -----------------------------------------------------------------------
NET ASSETS JANUARY 1, 2007                         $ 1,752,120   $ 256,486,938  $ 10,565,893  $ 70,039,216   $   925,919
Changes From Operations:
   - Net investment income (loss)                       (9,865)       (365,711)      (15,292)     (340,584)       (9,846)
   - Net realized gain (loss) on investments           139,241      76,172,824     4,774,764    (1,675,626)       28,809
   - Net change in unrealized appreciation or
     depreciation on investments                      (227,622)    (34,371,097)   (2,509,425)   19,314,766       277,482
                                                   -----------   -------------  ------------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (98,246)     41,436,016     2,250,047    17,298,556       296,445
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,227,084      22,322,721     8,437,794     5,341,001       828,596
   - Contract withdrawals & transfers to annuity
     reserves                                         (257,031)    (32,985,330)   (1,239,728)  (10,543,336)     (218,846)
   - Contract transfers                                (49,090)     17,816,304       (87,631)   29,540,480       322,285
                                                   -----------   -------------  ------------  ------------   -----------
                                                       920,963       7,153,695     7,110,435    24,338,145       932,035
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --         157,395            --        61,245            --
   - Annuity Payments                                       --        (387,857)           --       (43,434)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           2,660            --        (1,776)           --
                                                   -----------   -------------  ------------  ------------   -----------
                                                            --        (227,802)           --        16,035            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              920,963       6,925,893     7,110,435    24,354,180       932,035
                                                   -----------   -------------  ------------  ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                822,717      48,361,909     9,360,482    41,652,736     1,228,480
                                                   -----------   -------------  ------------  ------------   -----------
NET ASSETS AT DECEMBER 31, 2007                      2,574,837     304,848,847    19,926,375   111,691,952     2,154,399
Changes From Operations:
   - Net investment income (loss)                        7,049        (293,113)       (9,932)     (289,678)       (5,365)
   - Net realized gain (loss) on investments           222,054       1,548,073       245,319    (5,165,037)      (14,826)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,295,901)   (133,537,937)  (10,853,123)  (44,649,023)   (1,433,761)
                                                   -----------   -------------  ------------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,066,798)   (132,282,977)  (10,617,736)  (50,103,738)   (1,453,952)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,194,256      18,855,119     9,199,873     5,326,358     1,370,247
   - Contract withdrawals & transfers to annuity
     reserves                                         (216,684)    (31,259,334)   (2,239,260)   (8,877,202)     (161,020)
   - Contract transfers                               (127,779)      9,734,560        19,131    (7,852,875)      105,773
                                                   -----------   -------------  ------------  ------------   -----------
                                                       849,793      (2,669,655)    6,979,744   (11,403,719)    1,315,000
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --         252,025            --        99,252            --
   - Annuity Payments                                       --        (287,873)           --       (21,076)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           5,550            --          (210)           --
                                                   -----------   -------------  ------------  ------------   -----------
                                                            --         (30,298)           --        77,966            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              849,793      (2,699,953)    6,979,744   (11,325,753)    1,315,000
                                                   -----------   -------------  ------------  ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (217,005)   (134,982,930)   (3,637,992)  (61,429,491)     (138,952)
                                                   -----------   -------------  ------------  ------------   -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 2,357,832   $ 169,865,917  $ 16,288,383  $ 50,262,461   $ 2,015,447
                                                   ===========   =============  ============  ============   ===========

                                                                                          FTVIPT
                                                                  FTVIPT      FTVIPT    TEMPLETON
                                                  FIDELITY VIP   FRANKLIN     MUTUAL      GLOBAL
                                                     MID CAP      INCOME      SHARES      INCOME
                                                     SERVICE    SECURITIES  SECURITIES  SECURITIES
                                                     CLASS 2      CLASS 2    CLASS 2     CLASS 2
                                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                  ------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $   960,977   $  404,155  $  204,269  $  256,580
Changes From Operations:
   - Net investment income (loss)                      (7,708)      14,318         350      10,702
   - Net realized gain (loss) on investments          105,551       13,459      13,962       5,329
   - Net change in unrealized appreciation or
     depreciation on investments                       47,574      (37,339)    (34,703)     47,304
                                                  -----------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    145,417       (9,562)    (20,391)     63,335
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               659,727      944,814     779,985     738,978
   - Contract withdrawals & transfers to annuity
     reserves                                        (102,790)     (42,609)    (43,794)    (53,716)
   - Contract transfers                                21,294      492,004     287,487     346,252
                                                  -----------   ----------  ----------  ----------
                                                      578,231    1,394,209   1,023,678   1,031,514
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           --          --          --
   - Annuity Payments                                      --           --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           --          --          --
                                                  -----------   ----------  ----------  ----------
                                                           --           --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             578,231    1,394,209   1,023,678   1,031,514
                                                  -----------   ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               723,648    1,384,647   1,003,287   1,094,849
                                                  -----------   ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2007                     1,684,625    1,788,802   1,207,556   1,351,429
Changes From Operations:
   - Net investment income (loss)                     (16,180)      65,765      25,108      62,579
   - Net realized gain (loss) on investments          215,573      (17,930)     29,439      12,968
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,119,810)    (635,635)   (633,614)     40,963
                                                  -----------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (920,417)    (587,800)   (579,067)    116,510
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               689,665      278,719     327,145   1,296,613
   - Contract withdrawals & transfers to annuity
     reserves                                        (165,505)     (62,049)    (54,131)   (225,348)
   - Contract transfers                               418,855       73,242     242,596   1,305,714
                                                  -----------   ----------  ----------  ----------
                                                      943,015      289,912     515,610   2,376,979
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           --          --          --
   - Annuity Payments                                      --           --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           --          --          --
                                                  -----------   ----------  ----------  ----------
                                                           --           --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             943,015      289,912     515,610   2,376,979
                                                  -----------   ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                22,598     (297,888)    (63,457)  2,493,489
                                                  -----------   ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2008                   $ 1,707,223   $1,490,914  $1,144,099  $3,844,918
                                                  ===========   ==========  ==========  ==========

                                                                LINCOLN VIPT
                                                  JANUS ASPEN      BARON       LINCOLN VIPT   LINCOLN VIPT
                                                     SERIES        GROWTH        CAPITAL     COHEN & STEERS
                                                   WORLDWIDE   OPPORTUNITIES     GROWTH          GLOBAL
                                                     GROWTH    SERVICE CLASS  SERVICE CLASS   REAL ESTATE
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS JANUARY 1, 2007                         $ 670,355   $183,983,607      $     --     $        --
Changes From Operations:
   - Net investment income (loss)                       (371)    (1,896,329)          (69)          4,245
   - Net realized gain (loss) on investments          16,826     27,082,088             4           3,835
   - Net change in unrealized appreciation or
     depreciation on investments                      41,101    (20,476,308)        1,534        (328,455)
                                                   ---------   ------------      --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    57,556      4,709,451         1,469        (320,375)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               10,887     18,679,405        22,938         160,606
   - Contract withdrawals & transfers to annuity
     reserves                                        (25,982)   (22,153,557)           --         (32,391)
   - Contract transfers                               21,007     (9,320,372)           --       3,337,720
                                                   ---------   ------------      --------     -----------
                                                       5,912    (12,794,524)       22,938       3,465,935
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --            107            --          30,740
   - Annuity Payments                                 (3,853)       (55,738)           --          (1,045)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                536            957            --              (7)
                                                   ---------   ------------      --------     -----------
                                                      (3,317)       (54,674)           --          29,688
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              2,595    (12,849,198)       22,938       3,495,623
                                                   ---------   ------------      --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               60,151     (8,139,747)       24,407       3,175,248
                                                   ---------   ------------      --------     -----------
NET ASSETS AT DECEMBER 31, 2007                      730,506    175,843,860        24,407       3,175,248
Changes From Operations:
   - Net investment income (loss)                      2,035     (1,382,478)         (372)         20,732
   - Net realized gain (loss) on investments         (14,362)     9,615,630        (6,428)       (397,118)
   - Net change in unrealized appreciation or
     depreciation on investments                    (222,660)   (72,975,249)      (17,429)     (1,939,836)
                                                   ---------   ------------      --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (234,987)   (64,742,097)      (24,229)     (2,316,222)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                4,528     13,895,595         3,000         339,216
   - Contract withdrawals & transfers to annuity
     reserves                                       (222,562)   (15,461,674)       (1,841)       (554,632)
   - Contract transfers                              (13,719)   (14,721,843)       27,765       2,422,535
                                                   ---------   ------------      --------     -----------
                                                    (231,753)   (16,287,922)       28,924       2,207,119
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --         45,481            --          45,412
   - Annuity Payments                                 (3,473)       (44,701)           --          (4,276)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                294            119            --              52
                                                   ---------   ------------      --------     -----------
                                                      (3,179)           899            --          41,188
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (234,932)   (16,287,023)       28,924       2,248,307
                                                   ---------   ------------      --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (469,919)   (81,029,120)        4,695         (67,915)
                                                   ---------   ------------      --------     -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 260,587   $ 94,814,740      $ 29,102     $ 3,107,333
                                                   =========   ============      ========     ===========

See accompanying notes.

                                                   LINCOLN VIPT    LINCOLN VIPT
                                                  COHEN & STEERS     COLUMBIA                                 LINCOLN VIPT
                                                      GLOBAL          VALUE                    LINCOLN VIPT     DELAWARE
                                                    REAL ESTATE   OPPORTUNITIES  LINCOLN VIPT    DELAWARE         BOND
                                                   SERVICE CLASS  SERVICE CLASS      CORE          BOND      SERVICE CLASS
                                                    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2007                          $      --       $     --       $ 7,707     $359,659,112   $ 6,518,940
Changes From Operations:
   - Net investment income (loss)                        (183)           286           (21)      14,286,731       375,566
   - Net realized gain (loss) on investments           (7,659)          (766)          765          709,248        (4,054)
   - Net change in unrealized appreciation or
     depreciation on investments                      (55,694)        (7,484)         (682)         564,661        (8,098)
                                                    ---------       --------       -------     ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (63,536)        (7,964)           62       15,560,640       363,414
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               451,936        116,085            --       29,700,861     4,334,657
   - Contract withdrawals & transfers to annuity
     reserves                                         (13,508)           (38)       (7,769)     (46,005,574)     (846,843)
   - Contract transfers                               264,098            732            --       11,260,458        36,445
                                                    ---------       --------       -------     ------------   -----------
                                                      702,526        116,779        (7,769)      (5,044,255)    3,524,259
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --             --            --          399,547            --
   - Annuity Payments                                      --             --            --         (689,338)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --            --           95,679            --
                                                    ---------       --------       -------     ------------   -----------
                                                           --             --            --         (194,112)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             702,526        116,779        (7,769)      (5,238,367)    3,524,259
                                                    ---------       --------       -------     ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               638,990        108,815        (7,707)      10,322,273     3,887,673
                                                    ---------       --------       -------     ------------   -----------
NET ASSETS AT DECEMBER 31, 2007                       638,990        108,815            --      369,981,385    10,406,613
Changes From Operations:
   - Net investment income (loss)                       1,722           (658)           --       13,257,822       447,180
   - Net realized gain (loss) on investments          (57,111)        21,257            --         (464,717)      (22,581)
   - Net change in unrealized appreciation or
     depreciation on investments                     (464,388)       (60,917)           --      (28,218,452)     (963,424)
                                                    ---------       --------       -------     ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (519,777)       (40,318)           --      (15,425,347)     (538,825)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               522,308         54,264            --       23,193,628     4,420,057
   - Contract withdrawals & transfers to annuity
     reserves                                        (146,117)       (26,439)           --      (51,743,066)   (1,547,931)
   - Contract transfers                               374,527         22,677            --        9,968,331      (163,936)
                                                    ---------       --------       -------     ------------   -----------
                                                      750,718         50,502            --      (18,581,107)    2,708,190
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --             --            --          297,908            --
   - Annuity Payments                                      --             --            --         (686,518)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --            --           18,327            --
                                                    ---------       --------       -------     ------------   -----------
                                                           --             --            --         (370,283)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             750,718         50,502            --      (18,951,390)    2,708,190
                                                    ---------       --------       -------     ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               230,941         10,184            --      (34,376,737)    2,169,365
                                                    ---------       --------       -------     ------------   -----------
NET ASSETS AT DECEMBER 31, 2008                     $ 869,931       $118,999       $    --     $335,604,648   $12,575,978
                                                    =========       ========       =======     ============   ===========

                                                                   LINCOLN VIPT
                                                   LINCOLN VIPT      DELAWARE                   LINCOLN VIPT
                                                     DELAWARE       GROWTH AND    LINCOLN VIPT     DELAWARE
                                                    GROWTH AND        INCOME        DELAWARE       MANAGED
                                                      INCOME      SERVICE CLASS     MANAGED     SERVICE CLASS
                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -----------------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $1,916,210,608   $ 2,021,821   $ 506,089,645   $ 2,059,104
Changes From Operations:
   - Net investment income (loss)                      2,262,522         1,716       6,409,983        36,521
   - Net realized gain (loss) on investments          52,488,617        16,803      22,040,719        74,821
   - Net change in unrealized appreciation or
     depreciation on investments                      42,516,707        74,565     (10,281,581)      (49,128)
                                                  --------------   -----------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    97,267,846        93,084      18,169,121        62,214
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               68,799,231     1,106,419      15,492,621     1,171,644
   - Contract withdrawals & transfers to annuity
     reserves                                       (238,471,521)     (250,061)    (67,156,010)     (233,715)
   - Contract transfers                              (88,740,539)     (116,249)    (15,928,273)      (78,887)
                                                  --------------   -----------   -------------   -----------
                                                    (258,412,829)      740,109     (67,591,662)      859,042
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          69,530            --         (12,800)           --
   - Annuity Payments                                 (3,971,475)           --        (418,407)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                153,261            --          15,658            --
                                                  --------------   -----------   -------------   -----------
                                                      (3,748,684)           --        (415,549)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (262,161,513)      740,109     (68,007,211)      859,042
                                                  --------------   -----------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (164,893,667)      833,193     (49,838,090)      921,256
                                                  --------------   -----------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2007                    1,751,316,941     2,855,014     456,251,555     2,980,360
Changes From Operations:
   - Net investment income (loss)                      3,127,771           604       5,086,702        36,992
   - Net realized gain (loss) on investments         140,237,605       245,578      34,448,081       231,605
   - Net change in unrealized appreciation or
     depreciation on investments                    (726,946,688)   (1,412,424)   (154,650,869)   (1,201,192)
                                                  --------------   -----------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (583,581,312)   (1,166,242)   (115,116,086)     (932,595)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               43,914,655     1,111,305      11,782,904     1,353,178
   - Contract withdrawals & transfers to annuity
     reserves                                       (159,743,075)     (268,094)    (46,742,029)     (466,139)
   - Contract transfers                              (96,368,970)     (352,369)    (26,814,631)     (347,700)
                                                  --------------   -----------   -------------   -----------
                                                    (212,197,390)      490,842     (61,773,756)      539,339
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        (210,409)           --          43,492            --
   - Annuity Payments                                 (3,256,303)           --        (342,238)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 81,075            --          (6,783)           --
                                                  --------------   -----------   -------------   -----------
                                                      (3,385,637)           --        (305,529)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (215,583,027)      490,842     (62,079,285)      539,339
                                                  --------------   -----------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (799,164,339)     (675,400)   (177,195,371)     (393,256)
                                                  --------------   -----------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $  952,152,602   $ 2,179,614   $ 279,056,184   $ 2,587,104
                                                  ==============   ===========   =============   ===========

                                                                   LINCOLN VIPT                 LINCOLN VIPT
                                                   LINCOLN VIPT      DELAWARE    LINCOLN VIPT     DELAWARE
                                                     DELAWARE         SOCIAL       DELAWARE        SPECIAL
                                                      SOCIAL        AWARENESS       SPECIAL     OPPORTUNITIES
                                                     AWARENESS    SERVICE CLASS  OPPORTUNITIES  SERVICE CLASS
                                                    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -----------------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $1,000,811,447   $ 3,669,937   $ 750,623,519   $ 8,370,288
Changes From Operations:
   - Net investment income (loss)                     (1,793,788)      (12,187)       (669,071)      (16,224)
   - Net realized gain (loss) on investments          33,974,459         9,264      92,773,130       831,128
   - Net change in unrealized appreciation or
     depreciation on investments                      (9,392,765)        9,202     (68,847,521)     (752,828)
                                                  --------------   -----------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    22,787,906         6,279      23,256,538        62,076
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               37,005,827     2,473,113      29,231,517     5,471,561
   - Contract withdrawals & transfers to annuity
     reserves                                       (135,316,847)     (260,975)    (94,385,001)   (1,141,668)
   - Contract transfers                              (48,278,111)     (133,271)    (39,597,435)     (319,157)
                                                  --------------   -----------   -------------   -----------
                                                    (146,589,131)    2,078,867    (104,750,919)    4,010,736
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         124,254            --         405,163            --
   - Annuity Payments                                   (378,989)           --        (412,475)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 21,866            --          (4,487)           --
                                                  --------------   -----------   -------------   -----------
                                                        (232,869)           --         (11,799)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (146,822,000)    2,078,867    (104,762,718)    4,010,736
                                                  --------------   -----------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (124,034,094)    2,085,146     (81,506,180)    4,072,812
                                                  --------------   -----------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2007                      876,777,353     5,755,083     669,117,339    12,443,100
Changes From Operations:
   - Net investment income (loss)                     (1,001,946)      (18,526)        308,236       (14,620)
   - Net realized gain (loss) on investments          48,438,792       353,241      60,141,972       967,254
   - Net change in unrealized appreciation or
     depreciation on investments                    (327,188,597)   (2,829,387)   (285,708,045)   (6,234,800)
                                                  --------------   -----------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (279,751,751)   (2,494,672)   (225,257,837)   (5,282,166)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               25,776,092     2,773,649      20,249,105     4,541,110
   - Contract withdrawals & transfers to annuity
     reserves                                        (82,480,879)     (371,964)    (59,616,991)   (1,067,402)
   - Contract transfers                              (53,324,655)     (420,908)    (50,573,739)     (818,554)
                                                  --------------   -----------   -------------   -----------
                                                    (110,029,442)    1,980,777     (89,941,625)    2,655,154
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          24,257            --         151,180            --
   - Annuity Payments                                   (345,430)           --        (370,376)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 12,468            --           6,434            --
                                                  --------------   -----------   -------------   -----------
                                                        (308,705)           --        (212,762)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (110,338,147)    1,980,777     (90,154,387)    2,655,154
                                                  --------------   -----------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (390,089,898)     (513,895)   (315,412,224)   (2,627,012)
                                                  --------------   -----------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $  486,687,455   $ 5,241,188   $ 353,705,115   $ 9,816,088
                                                  ==============   ===========   =============   ===========

See accompanying notes.

                                                                  LINCOLN VIPT                LINCOLN VIPT   LINCOLN VIPT
                                                   LINCOLN VIPT    FI EQUITY-                    GROWTH         JANUS
                                                    FI EQUITY-       INCOME     LINCOLN VIPT  OPPORTUNITIES    CAPITAL
                                                      INCOME     SERVICE CLASS     GROWTH     SERVICE CLASS  APPRECIATION
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $ 693,609,325   $ 3,598,499     $ 67,803       $ 14,256    $ 453,859,825
Changes From Operations:
   - Net investment income (loss)                       833,623         3,482         (341)           (54)      (3,363,253)
   - Net realized gain (loss) on investments         76,903,651       457,160        9,975            607        3,393,794
   - Net change in unrealized appreciation or
     depreciation on investments                    (54,428,863)     (360,592)      (4,749)           (44)      79,777,715
                                                  -------------   -----------     --------       --------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   23,308,411       100,050        4,885            509       79,808,256
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              31,114,442     2,125,885       19,384             --       19,324,348
   - Contract withdrawals & transfers to annuity
     reserves                                      (104,797,663)     (378,240)        (244)            (4)     (62,821,137)
   - Contract transfers                             (47,548,972)     (317,050)     (53,451)       (14,761)     (24,890,539)
                                                  -------------   -----------     --------       --------    -------------
                                                   (121,232,193)    1,430,595      (34,311)       (14,765)     (68,387,328)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        (48,819)           --      (37,490)            --           22,768
   - Annuity Payments                                  (573,915)           --         (887)            --         (192,656)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (32,756)           --           --             --           (4,855)
                                                  -------------   -----------     --------       --------    -------------
                                                       (655,490)           --      (38,377)            --         (174,743)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (121,887,683)    1,430,595      (72,688)       (14,765)     (68,562,071)
                                                  -------------   -----------     --------       --------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (98,579,272)    1,530,645      (67,803)       (14,256)      11,246,185
                                                  -------------   -----------     --------       --------    -------------
NET ASSETS AT DECEMBER 31, 2007                     595,030,053     5,129,144           --             --      465,106,010
Changes From Operations:
   - Net investment income (loss)                     1,960,804        18,549           --             --       (1,285,069)
   - Net realized gain (loss) on investments         23,715,745       265,690           --             --       (1,775,099)
   - Net change in unrealized appreciation or
     depreciation on investments                   (236,715,351)   (2,475,348)          --             --     (176,650,429)
                                                  -------------   -----------     --------       --------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (211,038,802)   (2,191,109)          --             --     (179,710,597)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              21,330,784     1,631,407           --             --       15,351,393
   - Contract withdrawals & transfers to annuity
     reserves                                       (55,808,723)     (593,110)          --             --      (41,344,832)
   - Contract transfers                             (44,866,864)     (259,663)          --             --      (19,612,813)
                                                  -------------   -----------     --------       --------    -------------
                                                    (79,344,803)      778,634           --             --      (45,606,252)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       (141,204)           --           --             --           18,156
   - Annuity Payments                                  (440,332)           --           --             --         (164,763)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                10,424            --           --             --            4,121
                                                  -------------   -----------     --------       --------    -------------
                                                       (571,112)           --           --             --         (142,486)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (79,915,915)      778,634           --             --      (45,748,738)
                                                  -------------   -----------     --------       --------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (290,954,717)   (1,412,475)          --             --     (225,459,335)
                                                  -------------   -----------     --------       --------    -------------
NET ASSETS AT DECEMBER 31, 2008                   $ 304,075,336   $ 3,716,669     $     --       $     --    $ 239,646,675
                                                  =============   ===========     ========       ========    =============

                                                  LINCOLN VIPT    LINCOLN VIPT
                                                      JANUS         MARSICO                     LINCOLN VIPT
                                                     CAPITAL     INTERNATIONAL   LINCOLN VIPT     MID-CAP
                                                  APPRECIATION       GROWTH       MFS VALUE        VALUE
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ----------------------------------------------------------
NET ASSETS JANUARY 1, 2007                           $ 357,065     $      --       $     --       $     --
Changes From Operations:
   - Net investment income (loss)                       (4,548)          292            287           (300)
   - Net realized gain (loss) on investments            10,124             6             42           (942)
   - Net change in unrealized appreciation or
     depreciation on investments                        80,197        (1,469)        (1,800)       (13,801)
                                                     ---------     ---------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      85,773        (1,171)        (1,471)       (15,043)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                289,229       119,483         43,323         80,241
   - Contract withdrawals & transfers to annuity
     reserves                                          (54,029)         (709)          (237)          (296)
   - Contract transfers                                (10,118)       73,484         39,959         85,553
                                                     ---------     ---------       --------       --------
                                                       225,082       192,258         83,045        165,498
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --            --             --             --
   - Annuity Payments                                       --            --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            --             --             --
                                                     ---------     ---------       --------       --------
                                                            --            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              225,082       192,258         83,045        165,498
                                                     ---------     ---------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                310,855       191,087         81,574        150,455
                                                     ---------     ---------       --------       --------
NET ASSETS AT DECEMBER 31, 2007                        667,920       191,087         81,574        150,455
Changes From Operations:
   - Net investment income (loss)                       (3,100)         (109)          (161)          (854)
   - Net realized gain (loss) on investments             1,084         8,424         (7,323)        (6,864)
   - Net change in unrealized appreciation or
     depreciation on investments                      (364,809)     (118,262)       (23,986)       (42,509)
                                                     ---------     ---------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (366,825)     (109,947)       (31,470)       (50,227)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                357,479        30,349         50,763         30,937
   - Contract withdrawals & transfers to annuity
     reserves                                          (57,177)       (2,723)       (10,202)        (1,052)
   - Contract transfers                                 54,196        17,201        127,032        (57,401)
                                                     ---------     ---------       --------       --------
                                                       354,498        44,827        167,593        (27,516)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --            --             --             --
   - Annuity Payments                                       --            --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            --             --             --
                                                     ---------     ---------       --------       --------
                                                            --            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              354,498        44,827        167,593        (27,516)
                                                     ---------     ---------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (12,327)      (65,120)       136,123        (77,743)
                                                     ---------     ---------       --------       --------
NET ASSETS AT DECEMBER 31, 2008                      $ 655,593     $ 125,967       $217,697       $ 72,712
                                                     =========     =========       ========       ========

                                                                 LINCOLN VIPT
                                                   LINCOLN VIPT    MONDRIAN
                                                     MONDRIAN    INTERNATIONAL                 LINCOLN VIPT
                                                  INTERNATIONAL      VALUE      LINCOLN VIPT   MONEY MARKET
                                                      VALUE      SERVICE CLASS  MONEY MARKET  SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $ 571,192,785   $ 5,412,706   $ 90,045,597   $1,090,741
Changes From Operations:
   - Net investment income (loss)                     5,538,539        93,049      3,958,108       56,613
   - Net realized gain (loss) on investments         45,821,545       290,842             --           --
   - Net change in unrealized appreciation or
     depreciation on investments                      6,477,781       298,789             --           --
                                                  -------------   -----------   ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   57,837,865       682,680      3,958,108       56,613
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              28,932,431     4,920,049      8,793,988    1,436,991
   - Contract withdrawals & transfers to annuity
     reserves                                       (77,863,509)     (721,510)   (40,376,234)    (304,837)
   - Contract transfers                              (1,667,066)       95,781     55,808,443      255,849
                                                  -------------   -----------   ------------   ----------
                                                    (50,598,144)    4,294,320     24,226,197    1,388,003
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        171,911            --         15,776           --
   - Annuity Payments                                  (202,073)           --       (104,559)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (26,315)           --          1,388           --
                                                  -------------   -----------   ------------   ----------
                                                        (56,477)           --        (87,395)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (50,654,621)    4,294,320     24,138,802    1,388,003
                                                  -------------   -----------   ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               7,183,244     4,977,000     28,096,910    1,444,616
                                                  -------------   -----------   ------------   ----------
NET ASSETS AT DECEMBER 31, 2007                     578,376,029    10,389,706    118,142,507    2,535,357
Changes From Operations:
   - Net investment income (loss)                    15,847,567       415,140      1,832,637       34,883
   - Net realized gain (loss) on investments         51,367,269       569,926            580           17
   - Net change in unrealized appreciation or
     depreciation on investments                   (265,348,702)   (5,547,206)            --            3
                                                  -------------   -----------   ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (198,133,866)   (4,562,140)     1,833,217       34,903
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              19,255,517     4,395,693      9,966,449    2,465,819
   - Contract withdrawals & transfers to
     annuity reserves                               (51,988,002)     (983,120)   (44,467,453)    (585,967)
   - Contract transfers                             (42,124,733)     (681,307)    89,018,854    1,362,771
                                                  -------------   -----------   ------------   ----------
                                                    (74,857,218)    2,731,266     54,517,850    3,242,623
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        125,579            --        178,868           --
   - Annuity Payments                                  (163,355)           --       (119,899)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 5,225            --          2,008           --
                                                  -------------   -----------   ------------   ----------
                                                        (32,551)           --         60,977           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (74,889,769)    2,731,266     54,578,827    3,242,623
                                                  -------------   -----------   ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (273,023,635)   (1,830,874)    56,412,044    3,277,526
                                                  -------------   -----------   ------------   ----------
NET ASSETS AT DECEMBER 31, 2008                   $ 305,352,394   $ 8,558,832   $174,554,551   $5,812,883
                                                  =============   ===========   ============   ==========

See accompanying notes.

                                                                   LINCOLN VIPT                    LINCOLN VIPT
                                                  LINCOLN VIPT        SSgA          LINCOLN VIPT       SSgA      LINCOLN VIPT
                                                    SSgA BOND        DEVELOPED          SSgA         S&P 500         SSgA
                                                      INDEX      INTERNATIONAL 150    S&P 500         INDEX        SMALL-CAP
                                                  SERVICE CLASS    SERVICE CLASS       INDEX      SERVICE CLASS      INDEX
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ---------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2007                          $     --           $   --       $        --     $     --     $        --
Changes From Operations:
   - Net investment income (loss)                         --               --            15,281          122           5,405
   - Net realized gain (loss) on investments              --               --            (7,365)        (336)        (19,813)
   - Net change in unrealized appreciation or
     depreciation on investments                          --               --           (54,110)        (872)       (169,158)
                                                    --------           ------       -----------     --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --               --           (46,194)      (1,086)       (183,566)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --               --           334,873       22,899          53,028
   - Contract withdrawals & transfers to annuity
     reserves                                             --               --           (81,243)        (213)        (79,091)
   - Contract transfers                                   --               --         2,695,421       20,019       2,939,332
                                                    --------           ------       -----------     --------     -----------
                                                          --               --         2,949,051       42,705       2,913,269
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --               --            56,268           --          20,729
   - Annuity Payments                                     --               --            (1,231)          --            (531)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --               --              (428)          --              (1)
                                                    --------           ------       -----------     --------     -----------
                                                          --               --            54,609           --          20,197
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --               --         3,003,660       42,705       2,933,466
                                                    --------           ------       -----------     --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --               --         2,957,466       41,619       2,749,900
                                                    --------           ------       -----------     --------     -----------
NET ASSETS AT DECEMBER 31, 2007                           --               --         2,957,466       41,619       2,749,900
Changes From Operations:
   - Net investment income (loss)                       (208)              18           188,736        9,586           3,926
   - Net realized gain (loss) on investments          (1,509)              --          (987,798)     (10,575)       (125,937)
   - Net change in unrealized appreciation or
     depreciation on investments                       1,330              148        (1,635,794)     (58,431)     (1,041,060)
                                                    --------           ------       -----------     --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (387)             166        (2,434,856)     (59,420)     (1,163,071)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               42,477            1,776           559,947      217,804         131,845
   - Contract withdrawals & transfers to
     annuity reserves                                (12,926)              --        (1,117,779)     (15,092)       (247,978)
   - Contract transfers                                6,362               --         5,504,478      205,997         927,537
                                                    --------           ------       -----------     --------     -----------
                                                      35,913            1,776         4,946,646      408,709         811,404
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --               --            81,175           --          20,757
   - Annuity Payments                                     --               --            (6,207)          --          (1,393)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --               --              (514)          --             (20)
                                                    --------           ------       -----------     --------     -----------
                                                          --               --            74,454           --          19,344
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             35,913            1,776         5,021,100      408,709         830,748
                                                    --------           ------       -----------     --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               35,526            1,942         2,586,244      349,289        (332,323)
                                                    --------           ------       -----------     --------     -----------
NET ASSETS AT DECEMBER 31, 2008                     $ 35,526           $1,942       $ 5,543,710     $390,908     $ 2,417,577
                                                    ========           ======       ===========     ========     ===========

                                                                                               LINCOLN VIPT
                                                   LINCOLN VIPT                  LINCOLN VIPT  T. ROWE PRICE
                                                       SSgA       LINCOLN VIPT  T. ROWE PRICE   STRUCTURED
                                                    SMALL-CAP    T. ROWE PRICE    STRUCTURED      MID-CAP
                                                      INDEX       GROWTH STOCK     MID-CAP        GROWTH
                                                  SERVICE CLASS  SERVICE CLASS      GROWTH     SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ----------------------------------------------------------
NET ASSETS JANUARY 1, 2007                          $      --      $     --     $196,624,821    $  977,470
Changes From Operations:
   - Net investment income (loss)                         109           (41)      (1,997,219)      (14,053)
   - Net realized gain (loss) on investments           (1,444)            1       (2,446,588)       19,580
   - Net change in unrealized appreciation or
     depreciation on investments                       (5,438)          (31)      27,799,607       131,771
                                                    ---------      --------     ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (6,773)          (71)      23,355,800       137,298
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               125,510        12,141        9,740,424       869,877
   - Contract withdrawals & transfers to annuity
     reserves                                            (818)          (27)     (25,777,465)     (150,847)
   - Contract transfers                                92,452            --       (8,746,927)     (101,085)
                                                    ---------      --------     ------------    ----------
                                                      217,144        12,114      (24,783,968)      617,945
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --            --               --            --
   - Annuity Payments                                      --            --          (50,586)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --           (4,327)           --
                                                    ---------      --------     ------------    ----------
                                                           --            --          (54,913)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             217,144        12,114      (24,838,881)      617,945
                                                    ---------      --------     ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               210,371        12,043       (1,483,081)      755,243
                                                    ---------      --------     ------------    ----------
NET ASSETS AT DECEMBER 31, 2007                       210,371        12,043      195,141,740     1,732,713
Changes From Operations:
   - Net investment income (loss)                        (135)         (473)      (1,546,964)      (16,489)
   - Net realized gain (loss) on investments           27,655        (3,090)      (4,480,956)      (15,062)
   - Net change in unrealized appreciation or
     depreciation on investments                     (149,389)      (26,973)     (73,270,796)     (863,052)
                                                    ---------      --------     ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (121,869)      (30,536)     (79,298,716)     (894,603)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               161,961        36,497        8,016,774       857,420
   - Contract withdrawals & transfers to
     annuity reserves                                  (6,598)       (8,953)     (16,628,932)     (267,569)
   - Contract transfers                               109,889        59,834       (7,824,373)     (141,153)
                                                    ---------      --------     ------------    ----------
                                                      265,252        87,378      (16,436,531)      448,698
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --            --               --            --
   - Annuity Payments                                      --            --          (40,601)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --              941            --
                                                    ---------      --------     ------------    ----------
                                                           --            --          (39,660)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             265,252        87,378      (16,476,191)      448,698
                                                    ---------      --------     ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               143,383        56,842      (95,774,907)     (445,905)
                                                    ---------      --------     ------------    ----------
NET ASSETS AT DECEMBER 31, 2008                     $ 353,754      $ 68,885     $ 99,366,833    $1,286,808
                                                    =========      ========     ============    ==========

                                                                                               LINCOLN VIPT
                                                                  LINCOLN VIPT  LINCOLN VIPT       UBS
                                                  LINCOLN VIPT       TURNER          UBS          GLOBAL
                                                    TEMPLETON       MID-CAP        GLOBAL         ASSET
                                                     GROWTH          GROWTH         ASSET       ALLOCATION
                                                  SERVICE CLASS  SERVICE CLASS   ALLOCATION   SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS JANUARY 1, 2007                          $     --       $      --    $242,081,548   $  974,767
Changes From Operations:
   - Net investment income (loss)                      2,056          (1,644)      1,554,196        7,371
   - Net realized gain (loss) on investments            (488)             54      16,259,178       71,049
   - Net change in unrealized appreciation or
     depreciation on investments                      (6,535)         15,061      (5,387,538)     (20,465)
                                                    --------       ---------    ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (4,967)         13,471      12,425,836       57,955
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              153,762         314,044       9,748,347      698,904
   - Contract withdrawals & transfers to annuity
     reserves                                           (700)         (1,648)    (32,237,195)    (144,253)
   - Contract transfers                               24,667          89,511      (2,781,671)     (35,815)
                                                    --------       ---------    ------------   ----------
                                                     177,729         401,907     (25,270,519)     518,836
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --              --          28,267           --
   - Annuity Payments                                     --              --        (167,514)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --         (47,244)          --
                                                    --------       ---------    ------------   ----------
                                                          --              --        (186,491)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            177,729         401,907     (25,457,010)     518,836
                                                    --------       ---------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              172,762         415,378     (13,031,174)     576,791
                                                    --------       ---------    ------------   ----------
NET ASSETS AT DECEMBER 31, 2007                      172,762         415,378     229,050,374    1,551,558
Changes From Operations:
   - Net investment income (loss)                      1,573          (2,412)      9,872,356       99,306
   - Net realized gain (loss) on investments           4,822           9,341      15,944,341      126,142
   - Net change in unrealized appreciation or
     depreciation on investments                     (83,564)       (158,529)    (97,644,065)    (884,044)
                                                    --------       ---------    ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (77,169)       (151,600)    (71,827,368)    (658,596)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               57,746           3,503       6,846,272      868,087
   - Contract withdrawals & transfers to annuity
     reserves                                         (1,372)        (19,749)    (23,323,811)    (149,970)
   - Contract transfers                               16,721        (108,577)    (10,149,889)    (115,403)
                                                    --------       ---------    ------------   ----------
                                                      73,095        (124,823)    (26,627,428)     602,714
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --              --          56,478           --
   - Annuity Payments                                     --              --        (153,403)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --          (9,887)          --
                                                    --------       ---------    ------------   ----------
                                                          --              --        (106,812)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             73,095        (124,823)    (26,734,240)     602,714
                                                    --------       ---------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (4,074)       (276,423)    (98,561,608)     (55,882)
                                                    --------       ---------    ------------   ----------
NET ASSETS AT DECEMBER 31, 2008                     $168,688       $ 138,955    $130,488,766   $1,495,676
                                                    ========       =========    ============   ==========

See accompanying notes.

                                                                  LINCOLN VIPT                  LINCOLN VIPT
                                                   LINCOLN VIPT  WILSHIRE 2010   LINCOLN VIPT  WILSHIRE 2020   LINCOLN VIPT
                                                  WILSHIRE 2010     PROFILE     WILSHIRE 2020     PROFILE     WILSHIRE 2030
                                                     PROFILE     SERVICE CLASS     PROFILE     SERVICE CLASS     PROFILE
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2007                         $       --      $     --      $        --    $       --     $       --
Changes From Operations:
   - Net investment income (loss)                         839            (2)            (294)           39            192
   - Net realized gain (loss) on investments            2,596             1            2,634            (8)          (681)
   - Net change in unrealized appreciation or
     depreciation on investments                       14,202            80           27,149         1,310          5,291
                                                   ----------      --------      -----------    ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     17,637            79           29,489         1,341          4,802
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                15,881         1,802           13,388        56,720         23,947
   - Contract withdrawals & transfers to annuity
     reserves                                         (53,225)          (53)         (35,676)          (26)       (25,930)
   - Contract transfers                             1,230,416         5,646        1,410,814       109,349        600,473
                                                   ----------      --------      -----------    ----------     ----------
                                                    1,193,072         7,395        1,388,526       166,043        598,490
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --            --               --            --             --
   - Annuity Payments                                      --            --               --            --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --               --            --             --
                                                   ----------      --------      -----------    ----------     ----------
                                                           --            --               --            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,193,072         7,395        1,388,526       166,043        598,490
                                                   ----------      --------      -----------    ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,210,709         7,474        1,418,015       167,384        603,292
                                                   ----------      --------      -----------    ----------     ----------
NET ASSETS AT DECEMBER 31, 2007                     1,210,709         7,474        1,418,015       167,384        603,292
Changes From Operations:
   - Net investment income (loss)                      28,330         4,098           33,492         7,337          4,599
   - Net realized gain (loss) on investments         (139,865)       (4,636)         (55,730)       (7,104)       (18,087)
   - Net change in unrealized appreciation or
     depreciation on investments                     (569,270)      (58,260)      (1,272,524)     (196,555)      (584,227)
                                                   ----------      --------      -----------    ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (680,805)      (58,798)      (1,294,762)     (196,322)      (597,715)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               287,816       266,696          385,112     1,408,042        268,272
   - Contract withdrawals & transfers to annuity
     reserves                                        (171,400)      (12,701)        (259,672)      (48,641)      (243,054)
   - Contract transfers                             2,013,145       150,929        4,648,218        76,948      1,990,286
                                                   ----------      --------      -----------    ----------     ----------
                                                    2,129,561       404,924        4,773,658     1,436,349      2,015,504
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --            --               --            --             --
   - Annuity Payments                                      --            --               --            --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --               --            --             --
                                                   ----------      --------      -----------    ----------     ----------
                                                           --            --               --            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,129,561       404,924        4,773,658     1,436,349      2,015,504
                                                   ----------      --------      -----------    ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,448,756       346,126        3,478,896     1,240,027      1,417,789
                                                   ----------      --------      -----------    ----------     ----------
NET ASSETS AT DECEMBER 31, 2008                    $2,659,465      $353,600      $ 4,896,911    $1,407,411     $2,021,081
                                                   ==========      ========      ===========    ==========     ==========

                                                   LINCOLN VIPT                  LINCOLN VIPT  LINCOLN VIPT
                                                  WILSHIRE 2030   LINCOLN VIPT  WILSHIRE 2040    WILSHIRE
                                                     PROFILE     WILSHIRE 2040     PROFILE      AGGRESSIVE
                                                  SERVICE CLASS     PROFILE     SERVICE CLASS     PROFILE
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS JANUARY 1, 2007                         $        --     $      --      $      --    $ 9,724,799
Changes From Operations:
   - Net investment income (loss)                          (31)        1,050            111         (5,658)
   - Net realized gain (loss) on investments               191            75            (27)       514,478
   - Net change in unrealized appreciation or
     depreciation on investments                           764           323            493        544,605
                                                   -----------     ---------      ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         924         1,448            577      1,053,425
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 49,500        12,267        149,949      1,703,336
   - Contract withdrawals & transfers to annuity
     reserves                                           (1,876)      (37,064)          (504)    (1,274,488)
   - Contract transfers                                 39,226       260,083         26,945      3,599,849
                                                   -----------     ---------      ---------    -----------
                                                        86,850       235,286        176,390      4,028,697
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --            --             --             --
   - Annuity Payments                                       --            --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            --             --             --
                                                   -----------     ---------      ---------    -----------
                                                            --            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               86,850       235,286        176,390      4,028,697
                                                   -----------     ---------      ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 87,774       236,734        176,967      5,082,122
                                                   -----------     ---------      ---------    -----------
NET ASSETS AT DECEMBER 31, 2007                         87,774       236,734        176,967     14,806,921
Changes From Operations:
   - Net investment income (loss)                          700        (1,945)        (2,832)       (50,649)
   - Net realized gain (loss) on investments           (18,362)      (22,884)          (681)      (235,604)
   - Net change in unrealized appreciation or
     depreciation on investments                      (234,973)     (188,771)      (208,307)    (6,404,548)
                                                   -----------     ---------      ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (252,635)     (213,600)      (211,820)    (6,690,801)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,339,734       111,083        807,629      1,429,183
   - Contract withdrawals & transfers to annuity
     reserves                                         (114,273)      (44,317)       (21,001)    (1,335,069)
   - Contract transfers                                 61,775       368,641         66,706      1,464,041
                                                   -----------     ---------      ---------    -----------
                                                     1,287,236       435,407        853,334      1,558,155
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --            --             --             --
   - Annuity Payments                                       --            --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            --             --             --
                                                   -----------     ---------      ---------    -----------
                                                            --            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,287,236       435,407        853,334      1,558,155
                                                   -----------     ---------      ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,034,601       221,807        641,514     (5,132,646)
                                                   -----------     ---------      ---------    -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 1,122,375     $ 458,541      $ 818,481    $ 9,674,275
                                                   ===========     =========      =========    ===========

                                                   LINCOLN VIPT                 LINCOLN VIPT
                                                     WILSHIRE    LINCOLN VIPT     WILSHIRE    LINCOLN VIPT
                                                    AGGRESSIVE     WILSHIRE     CONSERVATIVE    WILSHIRE
                                                     PROFILE     CONSERVATIVE     PROFILE       MODERATE
                                                  SERVICE CLASS     PROFILE    SERVICE CLASS     PROFILE
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  --------------------------------------------------------
NET ASSETS JANUARY 1, 2007                         $ 2,361,697    $ 6,612,403   $ 1,232,274   $ 21,617,478
Changes From Operations:
   - Net investment income (loss)                      (10,471)       193,767        25,952        165,361
   - Net realized gain (loss) on investments           140,407        234,428        35,429        432,936
   - Net change in unrealized appreciation or
     depreciation on investments                       182,280        362,236        67,505      1,590,919
                                                   -----------    -----------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     312,216        790,431       128,886      2,189,216
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              3,516,847      1,522,268     2,205,645      3,306,761
   - Contract withdrawals & transfers to annuity
     reserves                                         (460,634)    (2,014,338)     (282,066)    (3,335,159)
   - Contract transfers                               (516,515)    12,504,106       492,029     14,976,028
                                                   -----------    -----------   -----------   ------------
                                                     2,539,698     12,012,036     2,415,608     14,947,630
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --             --            --         42,666
   - Annuity Payments                                       --             --            --        (22,264)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --             --            --            326
                                                   -----------    -----------   -----------   ------------
                                                            --             --            --         20,728
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,539,698     12,012,036     2,415,608     14,968,358
                                                   -----------    -----------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,851,914     12,802,467     2,544,494     17,157,574
                                                   -----------    -----------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                      5,213,611     19,414,870     3,776,768     38,775,052
Changes From Operations:
   - Net investment income (loss)                      (38,558)       237,114        68,339        374,034
   - Net realized gain (loss) on investments           107,348       (256,934)      (37,941)      (256,067)
   - Net change in unrealized appreciation or
     depreciation on investments                    (3,094,180)    (4,716,660)   (1,215,986)   (12,583,839)
                                                   -----------    -----------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (3,025,390)    (4,736,480)   (1,185,588)   (12,465,872)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              4,938,694      1,381,808     4,584,598      3,444,392
   - Contract withdrawals & transfers to annuity
     reserves                                         (802,026)    (3,173,047)     (693,685)    (6,910,839)
   - Contract transfers                               (119,314)     6,917,025        59,736      9,301,947
                                                   -----------    -----------   -----------   ------------
                                                     4,017,354      5,125,786     3,950,649      5,835,500
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --         20,321            --        144,976
   - Annuity Payments                                       --         (1,615)           --        (25,135)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           (405)           --            (94)
                                                   -----------    -----------   -----------   ------------
                                                            --         18,301            --        119,747
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            4,017,354      5,144,087     3,950,649      5,955,247
                                                   -----------    -----------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                991,964        407,607     2,765,061     (6,510,625)
                                                   -----------    -----------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 6,205,575    $19,822,477   $ 6,541,829   $ 32,264,427
                                                   ===========    ===========   ===========   ============

See accompanying notes.

                                                                               LINCOLN VIPT
                                                  LINCOLN VIPT   LINCOLN VIPT    WILSHIRE
                                                    WILSHIRE       WILSHIRE     MODERATELY
                                                    MODERATE      MODERATELY    AGGRESSIVE
                                                     PROFILE      AGGRESSIVE      PROFILE       MFS VIT       MFS VIT
                                                  SERVICE CLASS    PROFILE     SERVICE CLASS  CORE EQUITY  TOTAL RETURN
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ---------------------------------------------------------------------
NET ASSETS JANUARY 1, 2007                         $ 7,419,165   $ 21,639,637   $ 7,619,433    $ 51,224     $1,834,530
Changes From Operations:
   - Net investment income (loss)                       16,094        227,710        54,462        (481)        22,154
   - Net realized gain (loss) on investments           145,420        704,488       191,830      12,861         76,029
   - Net change in unrealized appreciation or
     depreciation on investments                       585,401      1,279,643       552,601      (8,482)       (45,240)
                                                   -----------   ------------   -----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     746,915      2,211,841       798,893       3,898         52,943
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              7,003,137      3,927,358     8,489,972      10,000        696,388
   - Contract withdrawals & transfers to annuity
     reserves                                         (872,386)    (2,547,288)     (843,225)    (21,597)      (133,352)
   - Contract transfers                              1,339,305      9,886,887       879,124      (8,728)      (155,556)
                                                   -----------   ------------   -----------    --------     ----------
                                                     7,470,056     11,266,957     8,525,871     (20,325)       407,480
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --         24,691            --          --             --
   - Annuity Payments                                   (1,707)        (1,611)           --          --        (20,395)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   41           (592)           --          --          2,535
                                                   -----------   ------------   -----------    --------     ----------
                                                        (1,666)        22,488            --          --        (17,860)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            7,468,390     11,289,445     8,525,871     (20,325)       389,620
                                                   -----------   ------------   -----------    --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              8,215,305     13,501,286     9,324,764     (16,427)       442,563
                                                   -----------   ------------   -----------    --------     ----------
NET ASSETS AT DECEMBER 31, 2007                     15,634,470     35,140,923    16,944,197      34,797      2,277,093
Changes From Operations:
   - Net investment income (loss)                      139,728         11,494       (42,035)        (64)        37,547
   - Net realized gain (loss) on investments           201,700         39,428       106,598           8         69,063
   - Net change in unrealized appreciation or
     depreciation on investments                    (6,013,155)   (12,642,235)   (7,357,363)    (13,683)      (596,369)
                                                   -----------   ------------   -----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (5,671,727)   (12,591,313)   (7,292,800)    (13,739)      (489,759)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             11,134,086      3,639,412     9,924,024          --         62,921
   - Contract withdrawals & transfers to annuity
     reserves                                       (1,677,021)    (2,878,128)   (1,838,828)     (3,667)      (100,868)
   - Contract transfers                               (472,995)     1,121,240    (1,544,195)         --       (255,499)
                                                   -----------   ------------   -----------    --------     ----------
                                                     8,984,070      1,882,524     6,541,001      (3,667)      (293,446)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --             --            --          --             --
   - Annuity Payments                                   (1,472)        (1,782)           --          --        (17,632)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   37              1            --          --          2,018
                                                   -----------   ------------   -----------    --------     ----------
                                                        (1,435)        (1,781)           --          --        (15,614)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            8,982,635      1,880,743     6,541,001      (3,667)      (309,060)
                                                   -----------   ------------   -----------    --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,310,908    (10,710,570)     (751,799)    (17,406)      (798,819)
                                                   -----------   ------------   -----------    --------     ----------
NET ASSETS AT DECEMBER 31, 2008                    $18,945,378   $ 24,430,353   $16,192,398    $ 17,391     $1,478,274
                                                   ===========   ============   ===========    ========     ==========

                                                                    MFS VIT        NB AMT
                                                     MFS VIT       UTILITIES       MID-CAP      NB AMT
                                                    UTILITIES    SERVICE CLASS     GROWTH      PARTNERS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                  ------------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $ 190,728,952   $ 5,222,621   $131,399,543   $ 29,593
Changes From Operations:
   - Net investment income (loss)                      (408,853)      (30,179)    (1,659,517)        26
   - Net realized gain (loss) on investments         22,176,316       611,123      1,569,523      3,213
   - Net change in unrealized appreciation or
     depreciation on investments                     36,829,797     1,312,179     28,460,082       (629)
                                                  -------------   -----------   ------------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   58,597,260     1,893,123     28,370,088      2,610
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              18,756,353     5,235,660     11,318,577        415
   - Contract withdrawals & transfers to annuity
     reserves                                       (28,953,042)     (791,728)   (19,694,849)       (19)
   - Contract transfers                              88,847,712     1,188,822     41,389,803       (985)
                                                  -------------   -----------   ------------   --------
                                                     78,651,023     5,632,754     33,013,531       (589)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        342,128            --         40,935         --
   - Annuity Payments                                  (134,664)           --        (37,197)        --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 1,428            --            698         --
                                                  -------------   -----------   ------------   --------
                                                        208,892            --          4,436         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            78,859,915     5,632,754     33,017,967       (589)
                                                  -------------   -----------   ------------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             137,457,175     7,525,877     61,388,055      2,021
                                                  -------------   -----------   ------------   --------
NET ASSETS AT DECEMBER 31, 2007                     328,186,127    12,748,498    192,787,598     31,614
Changes From Operations:
   - Net investment income (loss)                     1,417,049        31,134     (1,449,474)        (3)
   - Net realized gain (loss) on investments         38,925,899     1,870,725       (819,693)     4,324
   - Net change in unrealized appreciation or
     depreciation on investments                   (159,452,031)   (8,312,452)   (76,221,315)   (21,073)
                                                  -------------   -----------   ------------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (119,109,083)   (6,410,593)   (78,490,482)   (16,752)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              17,730,890     6,803,796     10,462,438        282
   - Contract withdrawals & transfers to annuity
     reserves                                       (27,259,832)   (1,126,329)   (14,623,284)        --
   - Contract transfers                             (33,298,319)     (143,129)   (17,092,453)       (12)
                                                  -------------   -----------   ------------   --------
                                                    (42,827,261)    5,534,338    (21,253,299)       270
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        513,736            --         54,517         --
   - Annuity Payments                                  (130,834)           --        (16,377)        --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   784            --            684         --
                                                  -------------   -----------   ------------   --------
                                                        383,686            --         38,824         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (42,443,575)    5,534,338    (21,214,475)       270
                                                  -------------   -----------   ------------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (161,552,658)     (876,255)   (99,704,957)   (16,482)
                                                  -------------   -----------   ------------   --------
NET ASSETS AT DECEMBER 31, 2008                   $ 166,633,469   $11,872,243   $ 93,082,641   $ 15,132
                                                  =============   ===========   ============   ========

                                                                                              WFVT
                                                                                  WFVT     ADVANTAGE      WFVT
                                                                 PUTNAM VT     ADVANTAGE     LARGE     ADVANTAGE
                                                    NB AMT    HEALTH SCIENCES    EQUITY     COMPANY    SMALL CAP
                                                    REGENCY      CLASS IB        INCOME      GROWTH      GROWTH
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                  ---------------------------------------------------------------
NET ASSETS JANUARY 1, 2007                        $ 858,531      $162,518       $196,361    $ 58,522   $ 291,976
Changes From Operations:
   - Net investment income (loss)                    (7,431)         (349)           154      (1,180)     (4,654)
   - Net realized gain (loss) on investments         70,481         3,016         31,698       8,661      72,938
   - Net change in unrealized appreciation or
     depreciation on investments                    (57,681)       (4,681)       (31,964)     (3,014)    (31,619)
                                                  ---------      --------       --------    --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    5,369        (2,014)          (112)      4,467      36,665
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              79,320            92         49,956      12,566      38,486
   - Contract withdrawals & transfers to annuity
     reserves                                       (79,517)       (2,571)       (10,156)       (185)    (24,802)
   - Contract transfers                             (16,494)      (12,781)       (80,451)       (510)     84,847
                                                  ---------      --------       --------    --------   ---------
                                                    (16,691)      (15,260)       (40,651)     11,871      98,531
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --            --             --          --          --
   - Annuity Payments                                    --            --             --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            --             --          --          --
                                                  ---------      --------       --------    --------   ---------
                                                         --            --             --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (16,691)      (15,260)       (40,651)     11,871      98,531
                                                  ---------      --------       --------    --------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (11,322)      (17,274)       (40,763)     16,338     135,196
                                                  ---------      --------       --------    --------   ---------
NET ASSETS AT DECEMBER 31, 2007                     847,209       145,244        155,598      74,860     427,172
Changes From Operations:
   - Net investment income (loss)                      (974)       (1,306)           628        (723)     (3,839)
   - Net realized gain (loss) on investments        (20,861)        3,367          3,719        (119)     78,092
   - Net change in unrealized appreciation or
     depreciation on investments                   (325,168)      (25,404)       (63,002)    (29,582)   (265,268)
                                                  ---------      --------       --------    --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (347,003)      (23,343)       (58,655)    (30,424)   (191,015)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               6,096             9         16,485       2,113      37,175
   - Contract withdrawals & transfers to annuity
     reserves                                       (24,642)      (17,312)        (4,150)       (186)    (11,597)
   - Contract transfers                            (121,637)           (9)       (25,909)         --      10,493
                                                  ---------      --------       --------    --------   ---------
                                                   (140,183)      (17,312)       (13,574)      1,927      36,071
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --            --             --          --          --
   - Annuity Payments                                    --            --             --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            --             --          --          --
                                                  ---------      --------       --------    --------   ---------
                                                         --            --             --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (140,183)      (17,312)       (13,574)      1,927      36,071
                                                  ---------      --------       --------    --------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (487,186)      (40,655)       (72,229)    (28,497)   (154,944)
                                                  ---------      --------       --------    --------   ---------
NET ASSETS AT DECEMBER 31, 2008                   $ 360,023      $104,589       $ 83,369    $ 46,363   $ 272,228
                                                  =========      ========       ========    ========   =========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of four products, Multi-Fund, Multi-Fund 5, Multi-Fund Select and eAnnuity. The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of one of one hundred nine mutual funds (the Funds) of fourteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Core Equity Fund
   AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class B Fund
   ABVPSF Small/Mid Cap Value Class A Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class 2 Portfolio
   American Century VP International Portfolio

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Capital Reserves Service Class Series
   Delaware VIPT Diversified Income Series
   Delaware VIPT Diversified Income Service Class Series
   Delaware VIPT Emerging Markets Service Class Series
   Delaware VIPT High Yield Series
   Delaware VIPT High Yield Service Class Series
   Delaware VIPT REIT Series
   Delaware VIPT REIT Service Class Series
   Delaware VIPT Small Cap Value Service Class Series
   Delaware VIPT Trend Series
   Delaware VIPT Trend Service Class Series
   Delaware VIPT U.S. Growth Service Class Series
   Delaware VIPT Value Series
   Delaware VIPT Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Equity 500 Index Service Class Fund
   DWS VIP Small Cap Index Fund
   DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 2
   FTVIPT Mutual Shares Securities Class 2
   FTVIPT Templeton Global Income Securities Class 2 Fund

Janus Aspen Series:
    Janus Aspen Series Worldwide Growth Portfolio

Lincoln National Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Baron Growth Opportunities Service Class
   Lincoln VIPT Capital Growth Service Class
   Lincoln VIPT Cohen & Steers Global Real Estate
   Lincoln VIPT Cohen & Steers Global Real Estate Service Class
   Lincoln VIPT Columbia Value Opportunities Service Class
   Lincoln VIPT Delaware Bond
   Lincoln VIPT Delaware Bond Service Class
   Lincoln VIPT Delaware Growth and Income
   Lincoln VIPT Delaware Growth and Income Service Class
   Lincoln VIPT Delaware Managed
   Lincoln VIPT Delaware Managed Service Class
   Lincoln VIPT Delaware Social Awareness
   Lincoln VIPT Delaware Social Awareness Service Class
   Lincoln VIPT Delaware Special Opportunities
   Lincoln VIPT Delaware Special Opportunities Service Class
   Lincoln VIPT FI Equity-Income
   Lincoln VIPT FI Equity-Income Service Class
   Lincoln VIPT Janus Capital Appreciation
   Lincoln VIPT Janus Capital Appreciation Service Class
   Lincoln VIPT Marsico International Growth Service Class
   Lincoln VIPT MFS Value Service Class
   Lincoln VIPT Mid-Cap Value Service Class

   Lincoln VIPT Mondrian International Value
   Lincoln VIPT Mondrian International Value Service Class
   Lincoln VIPT Money Market
   Lincoln VIPT Money Market Service Class
   Lincoln VIPT SSgA Bond Index Service Class
   Lincoln VIPT SSgA Developed international 150 Service Class
   Lincoln VIPT SSgA Emerging Markets 100 Service Class**
   Lincoln VIPT SSgA International Index Service Class**
   Lincoln VIPT SSgA Large Cap 100 Service Class**
   Lincoln VIPT SSgA S&P 500 Index
   Lincoln VIPT SSgA S&P 500 Index Service Class
   Lincoln VIPT SSgA Small-Cap Index
   Lincoln VIPT SSgA Small-Cap Index Service Class
   Lincoln VIPT SSgA Small-Mid Cap 200 Service Class**
   Lincoln VIPT T. Rowe Price Growth Stock Service Class
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Lincoln VIPT Templeton Growth Service Class
   Lincoln VIPT Turner Mid-Cap Growth Service Class
   Lincoln VIPT UBS Global Asset Allocation
   Lincoln VIPT UBS Global Asset Allocation Service Class
   Lincoln VIPT Wilshire 2010 Profile
   Lincoln VIPT Wilshire 2010 Profile Service Class
   Lincoln VIPT Wilshire 2020 Profile
   Lincoln VIPT Wilshire 2020 Profile Service Class
   Lincoln VIPT Wilshire 2030 Profile
   Lincoln VIPT Wilshire 2030 Profile Service Class
   Lincoln VIPT Wilshire 2040 Profile
   Lincoln VIPT Wilshire 2040 Profile Service Class
   Lincoln VIPT Wilshire Aggressive Profile
   Lincoln VIPT Wilshire Aggressive Profile Service Class
   Lincoln VIPT Wilshire Conservative Profile
   Lincoln VIPT Wilshire Conservative Profile Service Class
   Lincoln VIPT Wilshire Moderate Profile
   Lincoln VIPT Wilshire Moderate Profile Service Class
   Lincoln VIPT Wilshire Moderately Aggressive Profile
   Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Series
   MFS VIT Total Return Series
   MFS VIT Utilities Series
   MFS VIT Utilities Service Class Series

Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio
   NB AMT Partners Portfolio
   NB AMT Regency Portfolio

Putnam Variable Trust (Putnam VT):
   Putnam VT Health Sciences Class IB Fund

Wells Fargo Variable Trust (WFVT):
   WFVT Advantage Equity Income Fund
   WFVT Advantage Large Company Growth Fund
   WFVT Advantage Small Cap Growth Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company

**   Available fund with no money invested at December 31, 2008

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 5%.

INVESTMENT FUND CHANGES: During 2007, the Lincoln VIPT Capital Growth Service Class Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund, the Lincoln VIPT Marsico International Growth Service Class Fund, the Lincoln VIPT MFS Value Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund, the Lincoln VIPT Mid-Cap Value Service Class Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT Small-Cap Index Service Class Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund, the Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund, the Lincoln VIPT Templeton Growth Service Class Fund, the Lincoln VIPT Value Opportunities Service Class Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2010 Profile Service Class Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Service Class Fund, the Lincoln VIPT Wilshire 2030 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Service Class Fund, the Lincoln VIPT Wilshire 2040 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Service Class Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                        NEW FUND NAME
---------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Fund                                    Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Bond Service Class Fund                      Lincoln VIPT Delaware Bond Service Class Fund
Lincoln VIPT Growth and Income Fund                       Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Growth and Income Service Class Fund         Lincoln VIPT Delaware Growth and Income Service Class Fund
Lincoln VIPT Managed Fund                                 Lincoln VIPT Delaware Managed Fund
Lincoln VIPT Managed Service Class Fund                   Lincoln VIPT Delaware Managed Service Class Fund
Lincoln VIPT Social Awareness Fund                        Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Social Awareness Service Class Fund          Lincoln VIPT Delaware Social Awareness Service Class Fund
Lincoln VIPT Special Opportunities Fund                   Lincoln VIPT Delaware Special Opportunities Fund
Lincoln VIPT Special Opportunities Service Class Fund     Lincoln VIPT Delaware Special Opportunities Service Class Fund
Lincoln VIPT Equity-Income Fund                           Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Equity-Income Service Class Fund             Lincoln VIPT FI Equity-Income Service Class Fund
Lincoln VIPT Capital Appreciation Fund                    Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT Capital Appreciation Service Class Fund      Lincoln VIPT Janus Capital Appreciation Service Class Fund
Lincoln VIPT International Fund                           Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT International Service Class Fund             Lincoln VIPT Mondrian International Value Service Class Fund
Lincoln VIPT Aggressive Growth Fund                       Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Aggressive Growth Service Class Fund         Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Fund
Lincoln VIPT Global Asset Allocation Fund                 Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Global Asset Allocation Service Class Fund   Lincoln VIPT UBS Global Asset Allocation Service Class Fund
Lincoln VIPT Aggressive Profile Fund                      Lincoln VIPT Wilshire Aggressive Profile Fund

PREVIOUS FUND NAME                                        NEW FUND NAME
---------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Aggressive Profile Service Class Fund        Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
Lincoln VIPT Conservative Profile Fund                    Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Conservative Profile Service Class Fund      Lincoln VIPT Wilshire Conservative Profile Service Class Fund
Lincoln VIPT Moderate Profile Fund                        Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderate Profile Service Class Fund          Lincoln VIPT Wilshire Moderate Profile Service Class Fund
Lincoln VIPT Moderately Aggressive Profile Fund           Lincoln VIPT Wilshire Moderately Aggressive Profile Fund
Lincoln VIPT Moderately Aggressive Profile Service
   Class Fund                                             Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class Fund
MFS VIT Capital Opportunities Series                      MFS VIT Core Equity Series

During 2007, the Lincoln VIPT Core Fund merged into the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Growth Fund merged into the Lincoln VIPT Janus Capital Appreciation Fund and the Lincoln VIPT Growth Opportunities Service Class Fund merged into the Lincoln VIPT Baron Growth Opportunities Service Class Fund.

Also during 2007, the Delaware VIPT Global Bond Series ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

During 2008, the Lincoln VIPT SSgA Bond Index Service Class Fund, the Lincoln VIPT SSgA Developed International 150 Service Class Fund, the Lincoln VIPT SSgA Emerging Markets 100 Service Class Fund, the Lincoln VIPT SSgA International Index Service Class Fund, the Lincoln VIPT SSgA Large Cap 100 Service Class Fund and the Lincoln VIPT SSgA Small-Mid Cap 200 Service Class Fund became available as investment options for Account Contract owners. Accordingly, the 2008 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008, the Lincoln VIPT Value Opportunities Service Class Fund changed its name to the Lincoln VIPT Columbia Value Opportunities Service Class Fund, the Lincoln VIPT S&P 500 Index Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Service Class Fund, the Lincoln VIPT Small-Cap Index Fund changed its name to the Lincoln VIPT SSgA Small-Cap Index Fund, the Lincoln VIPT Small-Cap Index Service Class Fund changed its name to the Lincoln VIPT SSgA Small-Cap Index Service Class Fund and the Lincoln VIPT Mid-Cap Growth Service Class Fund changed its name to the Lincoln VIPT Turner Mid-Cap Growth Service Class Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the three contract types within the Variable Account:

-    Multi-Fund(R) at a daily rate of .00274521% to .00589589% (1.002% to 2.152%
     on an annual basis)

-    Multi-Fund(R) 5 at a daily rate of .00178082% to .00712329 (.65% to 2.60%
     on an annual basis)

- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis)

-    eAnnuity at a daily rate of .00150685% (.55% on an annual basis)

In addition, $8,767,267 and $11,328,448 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2008 and 2007, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY
            2008                 1.000%   1.300%   $ 7.74    $ 7.90         9,292  $       72,080   -31.04%    -30.84%      2.74%
            2007                 1.000%   1.750%    10.92     11.43        12,784         143,500     6.24%      7.04%      1.00%
            2006    4/28/06      1.000%   1.750%    10.28     10.68        16,478         172,826     7.89%      8.43%      0.56%
AIM V.I. INTERNATIONAL GROWTH
            2008                 1.000%   1.950%    12.36     13.24        10,792         139,920   -41.53%    -40.97%      0.54%
            2007                 1.000%   1.950%    21.14     22.43        34,456         768,430    12.50%     13.58%      0.41%
            2006                 1.000%   1.950%    18.79     19.74        37,356         732,508    25.76%     26.96%      1.42%
            2005                 1.000%   1.950%    14.94     15.55        24,902         385,241    15.65%     16.75%      0.69%
            2004                 1.000%   1.950%    12.92     13.32        24,432         324,064    21.61%     22.77%      0.69%
ABVPSF GLOBAL TECHNOLOGY CLASS B
            2008                 1.000%   1.802%     0.32     10.55    58,615,699      20,580,155   -48.41%    -47.99%      0.00%
            2007                 1.000%   1.802%     0.62     20.46    72,666,319      47,782,875    17.75%     18.70%      0.00%
            2006                 1.000%   1.802%     0.52     12.04    59,298,538      32,362,349     6.98%      7.30%      0.00%
            2005                 1.000%   1.302%     0.49     11.22    72,818,934      36,486,619     2.31%      2.62%      0.00%
            2004                 1.000%   1.302%     0.48      8.50    94,555,878      45,903,361     3.73%      4.04%      0.00%
ABVPSF GROWTH CLASS B
            2005                 1.002%   1.302%     0.80      0.81    16,257,106      13,174,220    10.19%     10.52%      0.00%
            2004                 1.002%   1.302%     0.72      0.73    20,938,610      15,353,249    13.05%     13.39%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2008                 1.002%   1.302%     8.03      8.14     3,388,358      27,572,040   -41.46%    -41.29%      1.80%
            2007                 1.002%   1.302%    13.71     13.86     3,913,772      54,242,466     3.50%      3.81%      1.19%
            2006                 1.002%   1.302%    13.25     13.35     4,427,694      59,110,718    15.47%     15.82%      0.25%
            2005                 1.002%   1.302%    11.47     11.53       542,081       6,248,479     3.24%      3.55%      1.29%
            2004    5/24/04      1.002%   1.302%    11.11     11.13       181,142       2,016,382     9.08%     11.32%      0.14%
ABVPSF INTERNATIONAL VALUE CLASS B
            2008                 1.000%   1.950%     5.63      5.75        30,687         175,446   -54.12%    -53.75%      0.92%
            2007                 1.000%   1.800%    12.27     12.43        70,159         870,558     3.70%      4.53%      0.93%
            2006    6/22/06      1.000%   1.800%    11.83     11.89        68,347         812,198     0.71%     23.86%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2008                 1.000%   1.950%    11.82     12.47        42,909         529,220   -36.70%    -36.22%      0.70%
            2007                 1.000%   1.800%    18.68     22.16        35,105         682,678    -0.11%      0.69%      1.07%
            2006                 1.000%   1.800%    18.69     22.19        23,101         446,812    12.38%     13.28%      0.44%
            2005                 1.000%   1.800%    16.62     17.14        47,790         817,091     5.06%      5.85%      0.71%
            2004                 1.000%   1.750%    15.82     16.20        30,065         484,554    17.23%     18.12%      0.18%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
            2008                 1.000%   2.600%    10.37     11.17       354,273       3,921,371    -4.13%     -2.58%      4.72%
            2007                 1.000%   2.600%    11.13     11.46       180,987       2,063,575     7.55%      8.42%      4.45%
            2006                 1.000%   1.800%    10.34     10.57       137,985       1,444,978    -0.23%      0.56%      3.29%
            2005                 1.000%   1.800%    10.38     10.51        48,777         510,991    -0.20%      0.55%      4.95%
            2004    6/23/04      1.000%   1.750%    10.40     10.46         9,732         101,554     0.07%      4.63%      1.89%
AMERICAN CENTURY VP INTERNATIONAL
            2008                 0.550%   0.550%     0.91      0.91        13,105          11,976   -45.13%    -45.13%      0.98%
            2007                 0.550%   0.550%     1.67      1.67        16,354          27,235    17.41%     17.41%      0.75%
            2006                 0.550%   0.550%     1.42      1.42        16,418          23,287    24.34%     24.34%      2.63%
            2005                 0.550%   0.550%     1.14      1.14        98,847         112,759    12.63%     12.63%      1.10%
            2004                 0.550%   0.550%     1.01      1.01        93,629          94,828    14.29%     14.29%      0.53%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2008                 1.000%   2.600%     9.81     10.56     6,231,631      65,787,912   -39.97%    -39.00%      1.86%
            2007                 1.000%   2.600%    16.73     17.32     5,825,731     100,836,018    12.63%     13.71%      2.90%
            2006                 1.000%   1.950%    14.92     15.23     4,014,042      61,115,653    18.28%     19.23%      0.84%
            2005                 1.000%   1.800%    12.62     12.77     2,125,679      27,149,977    12.10%     12.94%      0.67%
            2004    5/24/04      1.000%   1.750%    11.26     11.31       830,270       9,389,964     8.67%     15.43%      0.05%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 2
            2008                 1.000%   2.600%   $ 0.69    $11.83   580,135,853  $  449,337,819   -45.41%    -44.53%      0.80%
            2007                 1.000%   2.600%     1.24     21.50   638,395,481     869,499,219     9.85%     11.23%      0.78%
            2006                 1.000%   2.250%     1.12     19.49   674,795,654     810,306,303     7.77%      9.12%      0.80%
            2005                 1.000%   2.250%     1.03     18.09   673,349,379     728,450,984    13.95%     15.04%      0.72%
            2004                 1.000%   1.950%     0.90     15.83   650,424,534     603,000,010    10.32%     11.38%      0.18%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2008                 1.000%   2.250%     7.96     11.36    17,049,126     144,182,314   -39.23%    -38.47%      1.82%
            2007                 1.000%   2.250%    13.09     18.61    15,366,836     211,285,522     2.71%      4.00%      1.65%
            2006                 1.000%   2.250%    12.85     18.03    12,330,341     163,043,507    12.64%     14.06%      1.83%
            2005                 1.000%   2.250%    11.45     16.02     8,301,487      96,296,244     3.79%      4.78%      1.57%
            2004                 1.000%   1.950%    11.37     15.39     4,492,510      50,042,130     8.24%      9.28%      1.79%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2008                 1.000%   2.250%     0.85     15.79   228,997,275     226,521,038   -43.41%    -42.70%      1.90%
            2007                 1.000%   2.250%     1.49     27.78   244,014,559     408,608,092    17.35%     18.83%      1.60%
            2006                 1.000%   2.250%     1.26     23.56   225,874,390     310,794,956    16.33%     17.79%      1.74%
            2005                 1.000%   2.250%     1.07     20.16   184,032,133     210,218,274    19.16%     20.29%      1.70%
            2004                 1.000%   1.950%     0.90     16.90   142,898,536     133,651,991    17.01%     18.13%      1.53%
DELAWARE VIPT CAPITAL RESERVES SERVICE CLASS
            2008                 1.000%   1.800%    10.15     10.44        27,579         285,855    -2.43%     -1.65%      4.23%
            2007                 1.000%   1.800%    10.40     10.62        12,171         128,434     2.37%      3.20%      4.56%
            2006                 1.000%   1.800%    10.16     10.16         9,968         102,064     2.47%      2.47%      4.34%
            2005    8/16/05      1.800%   1.800%     9.91      9.91         3,912          38,784    -0.03%     -0.03%      1.47%
DELAWARE VIPT DIVERSIFIED INCOME
            2008                 1.002%   1.802%    11.18     11.60    12,295,495     142,537,849    -6.25%     -5.49%      3.89%
            2007                 1.002%   1.802%    11.92     12.27    10,220,689     125,386,671     5.71%      6.56%      2.80%
            2006                 1.002%   1.802%    11.28     11.52     7,112,957      81,894,023     5.99%      6.84%      0.73%
            2005                 1.002%   1.802%    10.73     10.78     2,054,184      22,135,616    -1.73%     -1.44%      0.84%
            2004    5/24/04      1.002%   1.302%    10.92     10.93       739,132       8,082,107     7.32%      9.35%      0.00%
DELAWARE VIPT DIVERSIFIED INCOME SERVICE CLASS
            2008                 1.000%   2.600%    10.64     11.45     2,132,973      24,320,615    -7.34%     -5.84%      3.50%
            2007                 1.000%   2.600%    11.76     12.17     1,565,289      18,964,143     5.34%      6.35%      2.26%
            2006                 1.000%   1.950%    11.20     11.44       732,435       8,355,999     5.65%      6.50%      1.11%
            2005                 1.000%   1.800%    10.61     10.74       346,090       3,714,019    -2.31%     -1.58%      0.58%
            2004    6/21/04      1.000%   1.750%    10.87     10.91        74,862         816,336     6.28%      8.34%      0.00%
DELAWARE VIPT EMERGING MARKETS SERVICE CLASS
            2008                 1.000%   1.950%    13.60     14.11       138,235       1,942,841   -52.55%    -52.16%      1.29%
            2007                 1.000%   1.800%    28.67     29.51       110,394       3,239,761    36.04%     37.13%      1.11%
            2006                 1.000%   1.800%    21.07     21.52        65,674       1,405,574    24.55%     25.55%      0.96%
            2005                 1.000%   2.250%    16.93     17.14        35,425         605,235    24.90%     25.85%      0.06%
            2004    6/23/04      1.000%   1.750%    13.56     13.62         1,743          23,698    26.81%     33.05%      0.00%
DELAWARE VIPT GLOBAL BOND
            2007                 0.000%   0.000%       --        --            --              --     0.00%      0.00%     10.02%
            2006                 0.550%   0.550%     1.76      1.76        18,147          31,958     2.58%      2.58%      4.30%
            2005                 0.550%   1.802%     1.62      1.72    32,294,952      53,613,368     -9.84%    -9.15%     16.46%
            2004                 0.550%   1.302%     1.79      1.89    41,855,296      76,804,886    11.54%     12.38%     13.53%
DELAWARE VIPT HIGH YIELD
            2008                 1.002%   1.802%     8.49      8.74     1,692,571      14,787,002   -25.53%    -24.93%      8.41%
            2007                 1.002%   1.802%    11.40     11.64     1,767,608      20,571,352     0.96%      1.77%      6.57%
            2006                 1.002%   1.802%    11.29     11.44     1,401,130      16,023,618    10.44%     11.33%      3.23%
            2005    6/6/05       1.002%   1.802%    10.23     10.27       236,402       2,428,470    -0.34%      2.73%      0.00%
DELAWARE VIPT HIGH YIELD SERVICE CLASS
            2008                 1.002%   1.002%     8.67      8.67       242,776       2,104,442   -25.18%    -25.18%      7.55%
            2007                 1.002%   1.002%    11.59     11.59       169,654       1,965,563     1.52%      1.52%      5.01%
            2006                 1.002%   1.002%    11.41     11.41        68,365         780,161    11.07%     11.07%      2.90%
            2005    6/9/05       1.002%   1.002%    10.27     10.27         9,179          94,301     2.93%      2.93%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT REIT
            2008                 1.000%   2.600%   $ 1.68    $14.08    52,833,111  $   92,800,424   -36.73%    -35.71%      2.37%
            2007                 1.000%   2.600%     2.61     21.91    64,156,361     175,018,009   -15.77%    -14.80%      1.57%
            2006                 1.000%   2.152%     3.08     25.71   101,214,445     323,270,992    29.81%     31.31%      1.80%
            2005                 1.000%   2.152%     2.35     19.58    98,117,755     238,208,105     4.89%      6.10%      1.97%
            2004                 1.000%   2.152%     2.22     18.45   116,236,561     265,285,677    29.03%     30.07%      1.96%
DELAWARE VIPT REIT SERVICE CLASS
            2008                 1.002%   1.002%    10.02     10.02       667,801       6,689,068   -35.93%    -35.93%      1.93%
            2007                 1.002%   1.002%    15.63     15.63       538,905       8,425,273   -15.03%    -15.03%      1.06%
            2006                 1.002%   1.002%    18.40     18.40       410,686       7,556,798    31.00%     31.00%      1.33%
            2005                 1.002%   1.002%    14.05     14.05       204,962       2,878,823     5.79%      5.79%      1.10%
            2004    8/12/04      1.002%   1.002%    13.28     13.28        51,835         688,197    22.58%     22.58%      0.00%
DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
            2008                 1.000%   2.150%     1.24     13.56   112,593,836     157,610,949   -31.56%    -30.76%      0.48%
            2007                 1.000%   2.150%     1.80     19.74   132,090,624     260,346,711    -8.82%     -7.77%      0.27%
            2006                 1.000%   2.150%     1.96     21.58   162,075,066     337,704,818    13.65%     14.73%      0.02%
            2005                 1.000%   2.250%     1.71     18.96   163,278,780     291,658,893     7.04%      8.06%      0.15%
            2004                 1.000%   1.950%     1.59     17.69   158,621,453     258,482,376    18.82%     19.96%      0.02%
DELAWARE VIPT TREND
            2008                 0.550%   1.950%     1.32     10.12    91,207,039     125,953,263   -47.77%    -47.03%      0.00%
            2007                 0.550%   1.950%     2.50     19.34   105,640,409     275,731,986     8.61%     10.14%      0.00%
            2006                 0.550%   1.950%     2.29     17.78   125,540,187     297,987,464     5.52%      7.00%      0.00%
            2005                 0.550%   1.950%     2.15     16.83   146,301,640     325,643,375     3.81%      5.28%      0.00%
            2004                 0.550%   1.950%     2.06     16.18   176,557,581     374,406,585    10.43%     11.99%      0.00%
DELAWARE VIPT TREND SERVICE CLASS
            2008                 1.002%   1.002%     7.02      7.02       400,958       2,815,728   -47.39%    -47.39%      0.00%
            2007                 1.002%   1.002%    13.35     13.35       310,530       4,145,064     9.36%      9.36%      0.00%
            2006                 1.002%   1.002%    12.21     12.21       227,494       2,776,830     6.27%      6.27%      0.00%
            2005                 1.002%   1.002%    11.49     11.49       119,204       1,369,229     4.56%      4.56%      0.00%
            2004    8/13/04      1.002%   1.002%    10.99     10.99        20,593         226,225    24.05%     24.05%      0.00%
DELAWARE VIPT U.S. GROWTH SERVICE CLASS
            2008                 1.000%   1.300%     6.57      6.62         7,510          49,685   -43.60%    -43.43%      0.00%
            2007                 1.000%   1.750%    11.65     11.65         2,841          33,102    10.92%     10.92%      0.00%
            2006    11/1/06      1.300%   1.300%    10.50     10.50         1,313          13,795     4.26%      4.26%      0.00%
DELAWARE VIPT VALUE
            2008                 0.550%   2.600%     1.49     12.04    67,376,106     106,993,770   -35.14%    -33.79%      2.99%
            2007                 0.550%   2.600%     2.27     18.42    81,976,955     196,998,173    -4.60%     -3.26%      1.59%
            2006                 0.550%   1.950%     2.37     19.27    88,171,906     218,333,816    21.71%     23.42%      1.50%
            2005                 0.550%   1.950%     1.93     12.28    80,260,557     160,834,889     3.98%      5.45%      1.65%
            2004                 0.550%   1.950%     1.85     11.70    75,081,029     142,812,874    12.71%     14.30%      1.57%
DELAWARE VIPT VALUE SERVICE CLASS
            2008                 1.002%   1.002%     9.20      9.20       646,327       5,944,197   -34.23%    -34.23%      2.44%
            2007                 1.002%   1.002%    13.98     13.98       507,338       7,094,623    -3.96%     -3.96%      1.13%
            2006                 1.002%   1.002%    14.56     14.56       283,445       4,127,252    22.56%     22.56%      0.97%
            2005                 1.002%   1.002%    11.88     11.88       101,038       1,200,406     4.74%      4.74%      0.70%
            2004    8/12/04      1.002%   1.002%    11.34     11.34        10,018         113,634    14.18%     14.18%      0.00%
DWS VIP EQUITY 500 INDEX
            2008                 0.550%   1.950%     0.68     10.64   200,856,341     142,183,699   -38.37%    -37.50%      2.47%
            2007                 0.550%   2.152%     1.10     17.24   227,708,600     258,719,007     3.26%      4.72%      1.51%
            2006                 0.550%   1.950%     1.05     16.67   254,857,591     277,561,949    13.29%     14.89%      0.80%
            2005                 0.550%   1.950%     0.92     11.04   150,969,247     144,506,633     2.65%      4.10%      1.58%
            2004                 0.550%   1.950%     0.89     10.66   163,022,592     150,786,861     8.46%      9.99%      1.13%
DWS VIP EQUITY 500 INDEX SERVICE CLASS
            2008                 1.002%   1.002%     8.43      8.43       468,716       3,951,822   -37.96%    -37.96%      2.03%
            2007                 1.002%   1.002%    13.59     13.59       314,443       4,273,488     3.99%      3.99%      1.13%
            2006                 1.002%   1.002%    13.07     13.07       193,034       2,522,921    14.09%     14.09%      0.79%
            2005                 1.002%   1.002%    11.46     11.46        87,979       1,007,825     3.38%      3.38%      0.87%
            2004    8/17/04      1.002%   1.002%    11.08     11.08        12,299         136,288    12.15%     12.15%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX
            2008                 0.550%   2.600%   $ 1.10    $13.56    29,027,659  $   33,822,875   -35.82%    -34.48%      1.62%
            2007                 0.550%   2.600%     1.69     20.96    33,243,245      59,345,229    -4.08%     -2.44%      0.89%
            2006                 0.550%   2.250%     1.75     21.75    39,601,841      72,303,839    14.88%     16.85%      0.69%
            2005                 0.550%   2.250%     1.51     14.66    38,065,575      59,431,037     2.45%      3.69%      0.65%
            2004                 0.550%   1.750%     1.46     14.20    46,016,290      69,337,137    15.72%     17.11%      0.46%
DWS VIP SMALL CAP INDEX SERVICE CLASS
            2008                 1.002%   1.002%     8.85      8.85       266,275       2,357,832   -34.98%    -34.98%      1.28%
            2007                 1.002%   1.002%    13.62     13.62       189,062       2,574,836    -3.13%     -3.13%      0.57%
            2006                 1.002%   1.002%    14.06     14.06       124,620       1,752,120    16.02%     16.02%      0.33%
            2005                 1.002%   1.002%    12.12     12.12        55,544         673,088     2.96%      2.96%      0.28%
            2004    8/12/04      1.002%   1.002%    11.77     11.77         8,972         105,597    25.75%     25.75%      0.00%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2008                 1.000%   2.250%     0.98     11.66   160,695,810     169,865,917   -43.89%    -43.19%      0.89%
            2007                 1.000%   2.250%     1.73     20.69   165,155,099     304,848,847    14.89%     16.34%      0.88%
            2006                 1.000%   2.250%     1.49     17.92   163,076,259     256,486,938     9.11%     10.48%      1.12%
            2005                 1.000%   2.250%     1.36     16.35   150,721,838     212,550,906    14.76%     15.69%      0.18%
            2004                 1.000%   1.800%     1.18     14.25   114,920,893     139,081,949    13.28%     14.19%      0.24%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2008                 1.002%   1.002%     9.49      9.49     1,716,918      16,288,383   -43.26%    -43.26%      0.95%
            2007                 1.002%   1.002%    16.72     16.72     1,191,705      19,926,375    16.13%     16.13%      0.90%
            2006                 1.002%   1.002%    14.40     14.40       733,844      10,565,893    10.32%     10.32%      1.14%
            2005                 1.002%   1.002%    13.05     13.05       293,051       3,824,627    15.50%     15.50%      0.04%
            2004    8/13/04      1.002%   1.002%    11.30     11.30        27,970         316,038    17.61%     17.61%      0.00%
FIDELITY VIP GROWTH SERVICE CLASS
            2008                 1.000%   1.950%     0.56      9.56    86,377,028      50,262,461   -48.25%    -47.76%      0.67%
            2007                 1.000%   2.152%     1.07     12.86   100,431,937     111,691,953    24.42%     25.61%      0.59%
            2006                 1.000%   1.950%     0.86     10.24    79,646,681      70,039,216     4.67%      5.67%      0.30%
            2005                 1.000%   1.950%     0.81      9.69    95,219,967      79,207,931     3.63%      4.62%      0.41%
            2004                 1.000%   1.950%     0.78      9.26   117,556,827      93,354,109     1.27%      2.24%      0.17%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2008                 1.002%   1.002%     7.63      7.63       264,007       2,015,447   -47.83%    -47.83%      0.78%
            2007                 1.002%   1.002%    14.63     14.63       147,217       2,154,400    25.40%     25.40%      0.30%
            2006                 1.002%   1.002%    11.67     11.67        79,340         925,919     5.51%      5.51%      0.11%
            2005                 1.002%   1.002%    11.06     11.06        36,392         402,529     4.45%      4.45%      0.11%
            2004    8/24/04      1.002%   1.002%    10.59     10.59         5,964          63,153    10.32%     10.32%      0.00%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2008                 1.000%   1.950%     8.52      8.82       194,597       1,707,223   -40.78%    -40.21%      0.26%
            2007                 1.000%   1.950%    14.39     14.75       114,536       1,684,626    13.11%     14.19%      0.51%
            2006                 1.000%   1.950%    12.77     12.92        74,541         960,977    10.45%     11.28%      0.11%
            2005    7/18/05      1.000%   1.750%    11.56     11.61        30,034         348,432     4.30%     10.92%      0.00%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2008                 1.000%   2.600%     7.73      8.06       186,582       1,490,914   -31.46%    -30.36%      5.38%
            2007                 1.000%   2.600%    11.40     11.57       155,427       1,788,803     1.75%      2.72%      2.76%
            2006    6/7/06       1.000%   1.950%    11.20     11.27        35,930         404,155     0.37%     11.53%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2008                 1.000%   1.950%     7.07      7.22       159,350       1,144,099   -38.23%    -37.73%      3.31%
            2007                 1.000%   1.800%    11.44     11.59       104,468       1,207,556     1.63%      2.45%      1.23%
            2006    7/19/06      1.000%   1.800%    11.26     11.31        18,083         204,269     4.03%     12.77%      0.00%
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES CLASS 2
            2008                 1.000%   1.950%    12.43     12.79       302,488       3,844,918     4.31%      5.15%      3.57%
            2007                 1.000%   1.800%    11.91     12.16       111,602       1,351,428     9.02%      9.90%      2.68%
            2006                 1.000%   1.800%    10.93     11.06        23,259         256,580    10.82%     11.65%      2.30%
            2005    8/4/05       1.000%   1.750%     9.87      9.91         8,255          81,744    -1.34%     -1.04%      0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH
            2008                 0.550%   1.750%     0.70      6.92       323,198         260,587   -45.62%    -44.96%      1.19%
            2007                 0.550%   1.750%     1.28     12.63       346,763         730,506     7.73%      9.03%      0.74%
            2006                 0.550%   1.750%     1.17     11.64       330,587         670,355    16.15%     17.56%      0.01%
            2005                 0.550%   1.802%     0.89      9.94   147,517,524     133,788,327     4.03%      5.28%      1.33%
            2004                 0.550%   1.750%     0.85      9.49   193,567,325     167,463,524     2.96%      4.20%      0.95%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2008                 0.550%   1.802%   $ 1.23    $11.40    68,187,879  $   94,814,740   -40.22%    -39.47%      0.00%
            2007                 0.550%   1.802%     2.06     19.08    78,327,260     175,843,860     1.57%      2.85%      0.00%
            2006                 0.550%   1.802%     2.01     18.78    85,738,959     183,983,607    13.46%     14.89%      0.00%
            2005                 0.550%   1.802%     1.77     12.08    95,725,183     175,459,157     2.03%      2.80%      0.00%
            2004                 0.550%   1.302%     1.73      1.98   102,460,597     180,566,032    24.01%     24.95%      0.00%
LINCOLN VIPT CAPITAL GROWTH SERVICE CLASS
            2008                 1.000%   1.000%     6.20      6.20         4,696          29,102   -42.31%    -42.31%      0.00%
            2007    9/14/07      1.000%   1.000%    10.74     10.74         2,272          24,406     6.70%      6.70%      0.00%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE
            2008                 1.002%   1.802%     4.68      4.74       655,277       3,107,333   -43.07%    -42.61%      1.52%
            2007    5/18/07      1.002%   1.802%     8.22      8.26       384,233       3,175,247   -17.35%    -12.96%      0.82%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE SERVICE  CLASS
            2008                 1.000%   1.800%     4.66      4.72       184,483         869,931   -43.21%    -42.75%      1.34%
            2007    6/4/07       1.000%   1.800%     8.21      8.25        77,521         638,990   -18.21%     -5.58%      0.64%
LINCOLN VIPT COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2008                 1.000%   1.300%     6.10      6.12        19,453         118,999   -34.98%    -34.79%      0.26%
            2007    6/15/07      1.000%   1.300%     9.38      9.39        11,590         108,815    -6.96%     -1.96%      1.29%
LINCOLN VIPT CORE
            2006    7/3/06       1.000%   1.000%    11.62     11.62           663           7,707     9.00%      9.00%      0.85%
LINCOLN VIPT DELAWARE BOND
            2008                 0.550%   2.250%     7.04     12.75    45,357,833     335,604,648    -5.08%     -3.46%      4.59%
            2007                 0.550%   2.250%     7.35     13.27    48,170,653     369,981,385     3.10%      4.87%      4.95%
            2006                 0.550%   2.250%     7.06     12.71    48,982,589     359,659,112     2.84%      4.14%      4.36%
            2005                 0.550%   1.802%     6.83     12.26    53,029,168     374,673,326     0.81%      2.08%      4.12%
            2004                 0.550%   1.802%     6.74     12.06    56,084,889     389,384,378     3.48%      4.72%      3.94%
LINCOLN VIPT DELAWARE BOND SERVICE CLASS
            2008                 1.002%   1.002%    11.01     11.01     1,141,905      12,575,978    -4.22%     -4.22%      4.77%
            2007                 1.002%   1.002%    11.50     11.50       905,003      10,406,612     4.12%      4.12%      5.39%
            2006                 1.002%   1.002%    11.04     11.04       590,286       6,518,940     3.41%      3.41%      5.26%
            2005                 1.002%   1.002%    10.68     10.68       277,291       2,961,343     1.36%      1.36%      5.93%
            2004    8/12/04      1.002%   1.002%    10.54     10.54        44,109         464,727     2.41%      2.41%      3.21%
LINCOLN VIPT DELAWARE GROWTH AND INCOME
            2008                 0.550%   2.152%     8.18     10.96   106,083,785     952,152,602   -37.14%    -36.12%      1.23%
            2007                 0.550%   2.152%    12.96     17.38   124,080,963   1,751,316,942     3.86%      5.54%      1.12%
            2006                 0.550%   2.152%    12.43     16.67   142,636,453   1,916,210,608     9.97%     11.75%      1.20%
            2005                 0.550%   2.152%    11.17     15.11   165,848,589   2,002,906,771     3.30%      4.96%      1.28%
            2004                 0.550%   2.152%    10.79     11.89   188,106,797   2,174,134,367     9.83%     11.38%      1.27%
LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
            2008                 1.002%   1.002%     8.65      8.65       251,942       2,179,614   -36.63%    -36.63%      1.03%
            2007                 1.002%   1.002%    13.65     13.65       209,119       2,855,014     4.80%      4.80%      1.07%
            2006                 1.002%   1.002%    13.03     13.03       155,195       2,021,821    10.97%     10.97%      1.28%
            2005                 1.002%   1.002%    11.74     11.74        87,504       1,027,316     4.23%      4.23%      1.78%
            2004    8/16/04      1.002%   1.002%    11.26     11.26        10,692         120,438    14.48%     14.48%      1.16%
LINCOLN VIPT DELAWARE MANAGED
            2008                 0.550%   2.250%     5.10     11.15    52,644,737     279,056,184   -28.58%    -27.36%      2.37%
            2007                 0.550%   2.250%     7.07     15.54    62,261,149     456,251,555     2.26%      4.01%      2.31%
            2006                 0.550%   2.250%     6.85     15.13    71,559,716     506,089,645     8.11%      9.96%      2.35%
            2005                 0.550%   2.250%     6.28     12.15    81,874,088     528,459,046     2.71%      3.95%      2.31%
            2004                 0.550%   1.750%     6.09     11.75    91,044,639     567,272,218     8.09%      9.40%      2.13%
LINCOLN VIPT DELAWARE MANAGED SERVICE CLASS
            2008                 1.002%   1.002%     9.22      9.22       280,465       2,587,104   -27.94%    -27.94%      2.28%
            2007                 1.002%   1.002%    12.80     12.80       232,822       2,980,360     3.28%      3.28%      2.43%
            2006                 1.002%   1.002%    12.39     12.39       166,128       2,059,104     9.20%      9.20%      2.64%
            2005                 1.002%   1.002%    11.35     11.35        89,535       1,016,259     3.22%      3.22%      2.95%
            2004    8/17/04      1.002%   1.002%    11.00     11.00        16,931         186,181    10.21%     10.21%      2.01%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
            2008                 0.550%   1.950%   $ 4.83    $11.90    97,127,360  $  486,687,455   -35.68%    -34.77%      0.86%
            2007                 0.550%   1.950%     7.47     18.47   113,611,901     876,777,352     0.98%      2.40%      0.82%
            2006                 0.550%   1.950%     7.35     18.27   132,242,404   1,000,811,447    10.14%     11.69%      0.86%
            2005                 0.550%   1.950%     6.63     16.56   148,653,119   1,011,436,950     9.87%     11.41%      0.83%
            2004                 0.550%   1.950%     5.99     11.39   164,370,366   1,007,815,652    10.53%     12.08%      0.92%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2008                 1.002%   1.002%     9.06      9.06       578,332       5,241,188   -35.29%    -35.29%      0.68%
            2007                 1.002%   1.002%    14.01     14.01       410,930       5,755,083     1.68%      1.68%      0.75%
            2006                 1.002%   1.002%    13.77     13.77       266,460       3,669,937    10.91%     10.91%      0.89%
            2005                 1.002%   1.002%    12.42     12.42       113,371       1,407,871    10.64%     10.64%      1.11%
            2004    8/16/04      1.002%   1.002%    11.22     11.22        12,570         141,092    15.28%     15.28%      0.73%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
            2008                 0.550%   1.950%    11.06     13.93    30,865,380     353,705,115   -37.86%    -36.98%      1.07%
            2007                 0.550%   1.950%    17.68     22.38    36,635,734     669,117,340     1.80%      3.24%      0.92%
            2006                 0.550%   1.950%    17.26     21.95    42,245,439     750,623,519    13.81%     15.42%      1.25%
            2005                 0.550%   2.250%    15.07     19.35    46,170,962     713,874,820    13.41%     15.01%      1.18%
            2004                 0.550%   1.950%    13.20     17.01    45,075,221     608,606,027    20.39%     22.09%      1.21%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2008                 1.002%   1.002%    10.20     10.20       962,052       9,816,088   -37.48%    -37.48%      0.88%
            2007                 1.002%   1.002%    16.32     16.32       762,393      12,443,101     2.52%      2.52%      0.85%
            2006                 1.002%   1.002%    15.92     15.92       525,756       8,370,288    14.61%     14.61%      1.32%
            2005                 1.002%   1.002%    13.89     13.89       235,840       3,276,125    14.21%     14.21%      1.61%
            2004    8/10/04      1.002%   1.002%    12.16     12.16        19,256         234,218    20.21%     20.21%      1.04%
LINCOLN VIPT FI EQUITY-INCOME
            2008                 0.550%   2.250%     2.09     10.50   139,450,741     304,075,336   -39.70%    -38.66%      1.45%
            2007                 0.550%   2.250%     3.44     17.33   166,743,738     595,030,054     2.03%      3.78%      1.13%
            2006                 0.550%   2.250%     3.34     16.91   201,058,618     693,609,325     8.79%     10.66%      1.27%
            2005                 0.550%   2.250%     3.04     15.55   231,555,936     724,260,514     2.63%      3.92%      1.11%
            2004                 0.550%   1.802%     2.95     15.12   261,275,914     789,375,489     7.81%      9.16%      1.08%
LINCOLN VIPT FI EQUITY-INCOME SERVICE CLASS
            2008                 1.002%   1.002%     8.05      8.05       461,535       3,716,669   -39.09%    -39.09%      1.41%
            2007                 1.002%   1.002%    13.22     13.22       387,930       5,129,144     3.06%      3.06%      1.08%
            2006                 1.002%   1.002%    12.83     12.83       280,478       3,598,499     9.89%      9.89%      1.27%
            2005                 1.002%   1.002%    11.68     11.68       141,395       1,650,866     3.19%      3.19%      1.42%
            2004    8/12/04      1.002%   1.002%    11.31     11.31        21,361         241,686    14.24%     14.24%      1.06%
LINCOLN VIPT GROWTH
            2006    1/6/06       1.000%   1.000%    11.43     11.43         5,932          67,803     1.20%      1.20%      0.00%
LINCOLN VIPT GROWTH OPPORTUNITIES SERVICE CLASS
            2006    2/17/06      1.000%   1.300%    12.43     12.49         1,142          14,256    -6.32%      0.21%      0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION
            2008                 0.550%   1.802%     1.69     10.35   136,720,126     239,646,675   -41.88%    -41.15%      0.65%
            2007                 0.550%   2.152%     2.90     17.81   155,446,162     464,875,103    18.27%     19.76%      0.26%
            2006                 0.550%   1.802%     2.44     15.06   180,963,891     453,859,825     7.71%      9.07%      0.18%
            2005                 0.550%   1.802%     2.25     10.15   220,781,056     509,945,470     2.39%      3.63%      0.24%
            2004                 0.550%   1.750%     2.19      9.84   276,781,390     619,685,017     3.46%      4.70%      0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION SERVICE CLASS
            2008                 1.002%   1.002%     8.37      8.37        78,304         655,593   -41.56%    -41.56%      0.57%
            2007                 1.002%   1.002%    14.33     14.33        46,601         667,587    18.92%     18.92%      0.07%
            2006                 1.002%   1.002%    12.05     12.05        29,640         357,065     8.31%      8.31%      0.00%
            2005                 1.002%   1.002%    11.12     11.12        14,456         160,781     2.91%      2.91%      0.08%
            2004    8/24/04      1.002%   1.002%    10.81     10.81         1,134          12,261     9.84%      9.84%      0.00%
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH SERVICE CLASS
            2008                 1.000%   1.800%     5.57      5.64        22,338         125,967   -49.98%    -49.58%      0.98%
            2007    7/16/07      1.000%   1.800%    11.14     11.19        17,080         191,086    -4.64%      6.43%      0.91%
LINCOLN VIPT MFS VALUE SERVICE CLASS
            2008                 1.000%   1.300%     6.49      6.52        33,430         217,697   -33.33%    -33.13%      0.96%
            2007    7/2/07       1.000%   1.300%     9.73      9.75         8,378          81,575    -3.69%     -1.97%      1.16%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT MID-CAP VALUE SERVICE CLASS
            2008                 1.000%   1.800%   $ 5.08    $ 5.08        14,340  $       72,712   -41.44%    -41.44%      0.09%
            2007    6/19/07      1.000%   1.000%     8.67      8.67        17,354         150,455   -13.30%    -13.30%      0.24%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
            2008                 0.550%   2.150%     2.58     16.71   112,211,692     305,352,394   -38.00%    -37.00%      4.65%
            2007                 0.550%   2.152%     4.13     26.85   133,697,714     578,376,029     9.12%     10.88%      1.94%
            2006                 0.550%   2.150%     3.76     24.52   146,388,581     571,192,785    27.69%     29.29%      3.07%
            2005                 0.550%   1.802%     2.93     19.30   139,539,198     421,644,263    10.54%     11.93%      2.12%
            2004                 0.550%   1.800%     2.63     17.43   140,903,346     381,072,870    18.84%     20.27%      1.07%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2008                 1.002%   1.002%    12.03     12.03       711,662       8,558,832   -37.44%    -37.44%      5.26%
            2007                 1.002%   1.002%    19.22     19.22       540,433      10,389,706    10.10%     10.10%      2.15%
            2006                 1.002%   1.002%    17.46     17.46       309,980       5,412,706    28.39%     28.39%      3.30%
            2005                 1.002%   1.002%    13.60     13.60       129,885       1,766,446    11.14%     11.14%      3.12%
            2004    8/13/04      1.002%   1.002%    12.24     12.24         7,038          86,121    19.24%     19.24%      0.79%
LINCOLN VIPT MONEY MARKET
            2008                 0.550%   2.150%     3.03     11.11    54,988,651     174,554,551     0.17%      1.78%      2.26%
            2007                 0.550%   2.150%     3.00     10.97    37,320,400     118,142,508     2.73%      4.39%      4.84%
            2006                 0.550%   2.150%     2.89     10.55    30,112,148      90,045,597     2.86%      4.11%      4.60%
            2005                 0.550%   1.750%     2.80     10.18    27,751,932      80,178,721     1.01%      2.23%      2.75%
            2004                 0.550%   1.750%     2.76     10.00    29,097,949      82,469,737    -0.87%      0.33%      0.85%
LINCOLN VIPT MONEY MARKET SERVICE CLASS
            2008                 1.002%   1.002%    10.98     10.98       529,216       5,812,883     1.07%      1.07%      1.92%
            2007                 1.002%   1.002%    10.87     10.87       233,298       2,535,357     3.66%      3.66%      4.57%
            2006                 1.002%   1.002%    10.48     10.48       104,041       1,090,741     3.38%      3.38%      4.43%
            2005                 1.002%   1.002%    10.14     10.14        34,673         351,628     1.51%      1.51%      2.81%
            2004    8/26/04      1.002%   1.002%     9.99      9.99         4,004          40,003     0.04%      0.04%      0.43%
LINCOLN VIPT SSgA BOND INDEX SERVICE CLASS
            2008    7/2/08       1.000%   1.300%    10.48     10.49         3,388          35,526     4.14%      4.33%      0.21%
LINCOLN VIPT SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2008    11/26/08     1.000%   1.000%     6.28      6.28           309           1,942     9.37%      9.37%      1.10%
LINCOLN VIPT SSgA S&P 500 INDEX
            2008                 1.000%   1.800%     5.98      7.20       909,990       5,543,710   -38.01%    -37.82%      4.97%
            2007    4/27/07      1.000%   1.802%     9.62     11.59       299,179       2,957,466    -3.33%     -0.09%      1.82%
LINCOLN VIPT SSgA S&P 500 INDEX SERVICE CLASS
            2008                 1.002%   1.002%     5.99      5.99        65,297         390,908   -37.97%    -37.97%      7.66%
            2007    5/25/07      1.002%   1.002%     9.65      9.65         4,312          41,619    -2.89%     -2.89%      0.97%
LINCOLN VIPT SSgA SMALL-CAP INDEX
            2008                 1.002%   1.302%     5.98      6.01       402,227       2,417,577   -34.83%    -34.63%      1.16%
            2007    5/18/07      1.002%   1.302%     9.18      9.20       299,062       2,749,900    -8.05%     -7.65%      0.88%
LINCOLN VIPT SSgA SMALL-CAP INDEX SERVICE CLASS
            2008                 1.000%   1.800%     5.91      5.99        59,120         353,754   -35.31%    -34.79%      0.99%
            2007    5/25/07      1.000%   1.800%     9.14      9.18        22,921         210,371    -7.78%     -2.92%      0.79%
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2008                 1.000%   1.300%     5.69      5.72        12,048          68,885   -42.74%    -42.57%      0.00%
            2007    7/17/07      1.000%   1.300%     9.94      9.96         1,210          12,043    -3.55%      1.14%      0.15%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2008                 1.000%   1.802%     1.04     10.94    92,177,120      99,366,833   -43.80%    -43.35%      0.00%
            2007                 1.000%   1.802%     1.84     13.91   102,662,658     195,141,739    11.62%     12.46%      0.00%
            2006                 1.000%   1.750%     1.64     12.37   116,454,482     196,624,821     7.38%      8.19%      0.00%
            2005                 1.000%   1.802%     1.52     16.26   134,590,994     210,224,297     7.85%      8.72%      0.00%
            2004                 1.000%   1.802%     1.40     10.52   154,257,663     221,543,618    12.19%     12.53%      0.00%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2008                 1.002%   1.002%     8.26      8.26       155,800       1,286,808   -43.49%    -43.49%      0.00%
            2007                 1.002%   1.002%    14.62     14.62       118,553       1,732,713    12.17%     12.17%      0.00%
            2006                 1.002%   1.002%    13.03     13.03        75,019         977,470     7.91%      7.91%      0.00%
            2005                 1.002%   1.002%    12.07     12.07        28,763         347,283     8.45%      8.45%      0.00%
            2004    8/20/04      1.002%   1.002%    11.13     11.13         2,616          29,127    15.97%     15.97%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT TEMPLETON GROWTH SERVICE CLASS
            2008                 1.000%   1.750%   $ 6.02    $ 6.04        27,985  $      168,688   -38.70%    -38.52%      2.02%
            2007    7/20/07      1.000%   1.300%     9.81      9.83        17,577         172,762    -3.62%      1.78%      3.02%
LINCOLN VIPT TURNER MID-CAP GROWTH SERVICE CLASS
            2008                 1.000%   1.300%     5.47      5.50        25,275         138,955   -50.09%    -49.94%      0.00%
            2007    6/21/07      1.000%   1.800%    10.94     10.99        37,833         415,379     0.23%      6.80%      0.00%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
            2008                 1.000%   2.152%     2.71     11.05    46,239,559     130,488,766   -34.42%    -33.89%      6.25%
            2007                 1.000%   1.802%     4.11     16.85    53,644,322     229,050,374     4.47%      5.32%      1.66%
            2006                 1.000%   1.802%     3.92     16.12    59,876,504     242,081,548    12.47%     13.37%      1.29%
            2005                 1.000%   1.800%     3.47     12.44    66,720,691     237,516,072     4.95%      5.74%      1.23%
            2004                 1.000%   1.750%     3.29     11.77    74,103,795     249,280,928    11.57%     12.41%      1.68%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION SERVICE CLASS
            2008                 1.002%   1.002%     9.45      9.45       158,329       1,495,676   -34.05%    -34.05%      7.23%
            2007                 1.002%   1.002%    14.32     14.32       108,312       1,551,558     5.05%      5.05%      1.57%
            2006                 1.002%   1.002%    13.64     13.64        71,487         974,767    13.09%     13.09%      1.37%
            2005                 1.002%   1.002%    12.06     12.06        37,459         451,669     5.47%      5.47%      1.31%
            2004    8/16/04      1.002%   1.002%    11.43     11.43         8,148          93,154    13.13%     13.13%      0.59%
LINCOLN VIPT WILSHIRE 2010 PROFILE
            2008                 1.002%   1.002%     7.90      7.90       336,470       2,659,465   -24.67%    -24.67%      2.22%
            2007    6/5/07       1.002%   1.002%    10.49     10.49       115,386       1,210,710     4.95%      4.95%      0.76%
LINCOLN VIPT WILSHIRE 2010 PROFILE SERVICE CLASS
            2008                 1.002%   1.002%     7.87      7.87        44,920         353,600   -24.86%    -24.86%      3.57%
            2007    9/6/07       1.002%   1.002%    10.48     10.48           713           7,474     4.13%      4.13%      0.10%
LINCOLN VIPT WILSHIRE 2020 PROFILE
            2008                 1.002%   1.002%     7.48      7.48       654,490       4,896,911   -27.62%    -27.62%      1.93%
            2007    6/5/07       1.002%   1.002%    10.34     10.34       137,176       1,418,015     3.36%      3.36%      0.54%
LINCOLN VIPT WILSHIRE 2020 PROFILE SERVICE CLASS
            2008                 1.000%   1.800%     7.45      7.45       188,871       1,407,411   -27.80%    -27.80%      2.26%
            2007    7/2/07       1.002%   1.002%    10.32     10.32        16,217         167,384     3.29%      3.29%      0.56%
LINCOLN VIPT WILSHIRE 2030 PROFILE
            2008                 1.002%   1.002%     7.16      7.16       282,378       2,021,081   -31.47%    -31.47%      1.32%
            2007    6/5/07       1.002%   1.002%    10.44     10.44        57,763         603,292     3.97%      3.97%      0.65%
LINCOLN VIPT WILSHIRE 2030 PROFILE SERVICE CLASS
            2008                 1.000%   1.800%     7.13      7.13       157,459       1,122,375   -31.64%    -31.64%      1.13%
            2007    6/15/07      1.002%   1.002%    10.43     10.43         8,417          87,774     2.45%      2.45%      0.46%
LINCOLN VIPT WILSHIRE 2040 PROFILE
            2008                 1.002%   1.002%     6.55      6.55        69,977         458,541   -36.19%    -36.19%      0.54%
            2007    6/5/07       1.002%   1.002%    10.27     10.27        23,053         236,735     1.96%      1.96%      1.52%
LINCOLN VIPT WILSHIRE 2040 PROFILE SERVICE CLASS
            2008                 1.002%   1.002%     6.53      6.53       125,421         818,481   -36.35%    -36.35%      0.33%
            2007    6/12/07      1.002%   1.002%    10.25     10.25        17,260         176,968     4.60%      4.60%      0.95%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
            2008                 1.002%   1.302%     8.09      8.18     1,183,104       9,674,275   -41.23%    -41.05%      0.61%
            2007                 1.002%   1.302%    13.77     13.87     1,067,396      14,806,920     9.58%      9.91%      0.96%
            2006                 1.002%   1.302%    12.56     12.62       770,489       9,724,799    15.04%     15.38%      1.07%
            2005    6/6/05       1.002%   1.302%    10.92     10.94       346,642       3,791,790     6.55%      9.39%      0.00%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE SERVICE CLASS
            2008                 1.000%   1.300%     8.10      8.10       765,879       6,205,575   -41.21%    -41.21%      0.34%
            2007                 1.000%   1.750%    13.78     13.78       378,438       5,213,612     9.64%      9.64%      0.74%
            2006                 1.000%   1.002%    12.57     12.57       187,875       2,361,697    15.10%     15.10%      0.65%
            2005    6/23/05      1.000%   1.002%    10.92     10.92        56,713         619,413     3.97%      8.86%      0.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
            2008                 1.002%   2.152%     9.22      9.61     2,064,342      19,822,477   -20.18%    -19.25%      2.10%
            2007                 1.002%   2.152%    11.66     11.90     1,631,470      19,414,870     5.85%      6.70%      2.43%
            2006                 1.002%   1.802%    11.15     11.15       592,902       6,612,403     8.25%      8.25%      2.07%
            2005    6/13/05      1.002%   1.002%    10.30     10.30       171,956       1,771,846     3.10%      3.10%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
            2008                 1.000%   1.800%   $ 9.26    $ 9.52       688,639  $    6,541,829   -20.10%    -19.46%      2.39%
            2007                 1.000%   1.800%    11.60     11.83       320,063       3,776,768     5.64%      6.44%      2.25%
            2006                 1.000%   1.750%    11.06     11.11       111,196       1,232,274     7.66%      7.98%      1.57%
            2005    6/9/05       1.002%   1.300%    10.27     10.29        27,370         281,345     1.67%      2.76%      0.00%
LINCOLN VIPT WILSHIRE MODERATE PROFILE
            2008                 1.002%   1.802%     8.92      9.17     3,519,126      32,264,427   -27.93%    -27.35%      1.99%
            2007                 1.002%   1.802%    12.37     12.63     3,072,537      38,775,052     7.32%      8.18%      1.58%
            2006                 1.002%   1.802%    11.62     11.67     1,853,090      21,617,478    10.59%     10.92%      1.33%
            2005    6/9/05       1.002%   1.302%    10.51     10.52       582,841       6,133,817     4.44%      5.19%      0.00%
LINCOLN VIPT WILSHIRE MODERATE PROFILE SERVICE CLASS
            2008                 1.000%   2.600%     8.59      9.09     2,092,567      18,945,378   -28.69%    -27.54%      1.98%
            2007                 1.000%   2.600%    12.04     12.55     1,252,589      15,634,471     6.20%      7.91%      1.42%
            2006                 1.000%   2.600%    11.49     11.63       641,904       7,419,165     9.83%     10.66%      0.96%
            2005    6/27/05      1.000%   1.750%    10.46     10.51       133,526       1,401,947     0.20%      5.09%      0.00%
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2008                 1.002%   1.802%     8.42      8.67     2,819,467      24,430,353   -34.61%    -34.08%      1.04%
            2007                 1.002%   2.152%    13.04     13.15     2,673,296      35,140,922     8.39%      8.72%      1.79%
            2006                 1.002%   1.302%    12.03     12.09     1,789,528      21,639,637    12.66%     13.00%      1.37%
            2005    6/10/05      1.002%   1.302%    10.68     10.70       703,179       7,524,519     5.35%      7.12%      0.00%
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
            2008                 1.000%   2.600%     8.11      8.59     1,890,358      16,192,398   -35.29%    -34.24%      0.85%
            2007                 1.000%   2.600%    12.54     13.06     1,301,129      16,944,198     6.73%      8.45%      1.62%
            2006                 1.000%   2.600%    11.90     12.04       634,832       7,619,433    11.88%     12.72%      1.09%
            2005    6/9/05       1.000%   1.750%    10.64     10.69        87,007         928,880     4.23%      6.75%      0.00%
MFS VIT CORE EQUITY
            2008                 1.000%   1.000%     7.42      7.42         2,343          17,391   -39.76%    -39.76%      0.78%
            2007                 1.000%   1.000%    12.32     12.32         2,823          34,798    10.04%     10.04%      0.28%
            2006                 1.000%   1.000%    11.20     11.20         4,574          51,224    12.67%     12.67%      0.46%
            2005                 1.000%   1.750%     9.65      9.94         5,178          51,306    -0.08%      0.67%      0.74%
            2004                 1.000%   1.750%     9.66      9.87         6,205          61,150    10.63%     11.35%      0.49%
MFS VIT TOTAL RETURN
            2008                 1.000%   1.800%    10.25     11.28       137,735       1,478,274   -23.52%    -22.91%      3.15%
            2007                 1.000%   1.950%    13.23     14.76       163,877       2,277,093     2.20%      3.18%      2.14%
            2006                 1.000%   1.950%    12.95     13.59       136,026       1,834,530     9.73%     10.78%      2.25%
            2005                 1.000%   1.950%    11.80     12.27       122,330       1,489,590     0.83%      1.80%      1.98%
            2004                 1.000%   1.950%    11.70     12.05        99,430       1,190,332     9.17%     10.21%      1.55%
MFS VIT UTILITIES
            2008                 1.000%   2.600%     1.20     22.10   132,048,365     166,633,469   -39.27%    -38.29%      1.55%
            2007                 1.000%   2.600%     1.95     36.10   161,490,436     328,186,127    25.05%     26.62%      0.86%
            2006                 1.000%   2.250%     1.54     28.74   119,417,464     190,728,952    28.34%     29.96%      1.84%
            2005                 1.000%   2.250%     1.19     22.29   112,816,391     138,149,222    14.58%     15.68%      0.52%
            2004                 1.000%   1.950%     1.03     13.05    60,302,222      63,545,430    27.69%     28.90%      1.22%
MFS VIT UTILITIES SERVICE CLASS
            2008                 1.002%   1.002%    14.80     14.80       802,348      11,872,243   -38.43%    -38.43%      1.24%
            2007                 1.002%   1.002%    24.03     24.03       530,472      12,748,498    26.29%     26.29%      0.67%
            2006                 1.002%   1.002%    19.03     19.03       274,439       5,222,621    29.66%     29.66%      1.51%
            2005                 1.002%   1.002%    14.68     14.68       124,967       1,834,198    15.41%     15.41%      0.28%
            2004    8/13/04      1.002%   1.002%    12.72     12.72        21,118         268,574    22.22%     22.22%      0.00%
NB AMT MID-CAP GROWTH
            2008                 0.550%   2.600%     0.86     12.04    99,063,496      93,082,641   -44.83%    -43.68%      0.00%
            2007                 0.550%   2.600%     1.55     21.64   116,972,224     192,787,597    20.16%     21.86%      0.00%
            2006                 0.550%   1.950%     1.28     17.98    98,051,155     131,399,543    12.48%     14.07%      0.00%
            2005                 0.550%   1.950%     1.13     15.96   102,173,309     119,240,671    11.55%     13.12%      0.00%
            2004                 0.550%   1.950%     1.01     14.29   109,676,815     112,769,653    14.06%     15.67%      0.00%
NB AMT PARTNERS
            2008                 0.550%   0.550%     0.82      0.82        18,435          15,132   -52.65%    -52.65%      0.54%
            2007                 0.550%   0.550%     1.73      1.73        18,235          31,614     8.74%      8.74%      0.63%
            2006                 0.550%   0.550%     1.59      1.59        18,560          29,593    11.62%     11.62%      0.00%
            2005                 0.550%   1.302%     1.32      1.43    34,235,855      45,912,915    16.52%     17.40%      1.08%
            2004                 0.550%   1.302%     1.13      1.22    21,731,443      24,936,907    17.44%     18.32%      0.01%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
NB AMT REGENCY
            2008                 1.000%   2.600%   $ 9.49    $10.86        35,716  $      360,023   -47.21%    -46.36%      1.15%
            2007                 1.000%   2.600%    17.87     20.40        44,933         847,210     1.00%      2.27%      0.43%
            2006                 1.000%   2.250%    17.64     19.73        46,483         858,531     8.69%     10.06%      0.43%
            2005                 1.000%   2.250%    16.18     16.82        52,006         871,991     9.84%     10.89%      0.09%
            2004                 1.000%   1.950%    14.73     15.17        43,095         651,422    20.00%     21.14%      0.03%
PUTNAM VT HEALTH SCIENCES CLASS IB
            2008                 1.000%   1.300%     8.82      9.01        11,633         104,589   -18.15%    -17.90%      0.00%
            2007                 1.000%   1.300%    10.78     10.97        13,265         145,243    -1.89%     -1.59%      0.81%
            2006                 1.000%   1.300%    10.98     11.15        14,602         162,518     1.47%      1.77%      0.69%
            2005                 1.000%   1.750%     1.02     10.95    15,649,904      16,396,346    11.23%     12.07%      0.05%
            2004                 1.000%   1.750%     0.92      9.77    13,566,356      12,686,886     5.27%      6.06%      0.18%
WFVT ADVANTAGE EQUITY INCOME
            2008                 1.000%   1.750%     8.15      8.57         9,970          83,369   -37.57%    -37.10%      1.88%
            2007                 1.000%   1.800%    13.06     13.62        11,255         155,598     1.01%      1.77%      1.54%
            2006                 1.000%   1.750%    12.93     13.38        14,867         196,361    16.49%     17.37%      1.60%
            2005                 1.000%   1.750%    11.10     11.40        14,449         161,967     3.55%      4.33%      1.52%
            2004                 1.000%   1.750%    10.85     10.85         9,905         106,836     9.64%      9.64%      2.47%
WFVT ADVANTAGE LARGE COMPANY GROWTH
            2008                 1.000%   1.750%     6.52      6.85         6,970          46,363   -40.05%    -39.60%      0.27%
            2007                 1.000%   1.750%    10.87     11.34         6,774          74,859     5.75%      6.54%      0.00%
            2006                 1.000%   1.750%    10.28     10.64         5,641          58,522     0.57%      1.33%      0.00%
            2005                 1.000%   1.750%    10.22     10.50         6,116          62,909     3.87%      4.65%      0.16%
            2004                 1.000%   1.750%     9.84     10.04         4,754          47,033     1.47%      2.23%      0.00%
WFVT ADVANTAGE SMALL CAP GROWTH
            2008                 1.000%   1.750%     8.84      9.29        29,550         272,228   -42.44%    -42.01%      0.00%
            2007                 1.000%   1.800%    15.35     16.01        26,624         427,172    11.84%     12.68%      0.00%
            2006                 1.000%   1.750%    13.73     14.21        20,693         291,976    20.62%     21.53%      0.00%
            2005                 1.000%   1.750%    11.38     11.69        16,522         191,876     4.40%      5.19%      0.00%
            2004                 1.000%   1.750%    10.90     11.12        12,413         137,264    11.80%     12.64%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                                                      AGGREGATE    AGGREGATE
                                                                       COST OF      PROCEEDS
                                                                      PURCHASES    FROM SALES
                                                                    --------------------------
AIM V.I. Core Equity                                                $     49,992  $     85,710
AIM V.I. International Growth                                             10,690       522,555
ABVPSF Global Technology Class B                                       3,032,615     9,818,004
ABVPSF Growth and Income Class B                                      11,079,729     8,836,846
ABVPSF International Value Class B                                       191,465       598,484
ABVPSF Small/Mid Cap Value Class A                                       352,531       143,969
American Century VP Inflation Protection Class 2                       3,194,760     1,057,572
American Century VP International                                          4,181         7,275
American Funds Global Growth Class 2                                  24,620,175     9,260,750
American Funds Growth Class 2                                        104,176,939    74,904,928
American Funds Growth-Income Class 2                                  46,140,911    12,211,778
American Funds International Class 2                                  79,455,961    36,193,988
Delaware VIPT Capital Reserves Service Class                             283,014       136,221
Delaware VIPT Diversified Income                                      49,830,181    16,531,591
Delaware VIPT Diversified Income Service Class                        11,693,864     3,873,587
Delaware VIPT Emerging Markets Service Class                           1,996,011       799,045
Delaware VIPT High Yield                                               5,361,970     4,574,399
Delaware VIPT High Yield Service Class                                 1,159,941       248,223
Delaware VIPT REIT                                                    66,650,810    39,883,381
Delaware VIPT REIT Service Class                                       5,416,156       662,018
Delaware VIPT Small Cap Value Service Class                           25,090,978    40,970,130
Delaware VIPT Trend                                                   43,413,664    33,078,108
Delaware VIPT Trend Service Class                                      1,985,384       373,499
Delaware VIPT U.S. Growth Service Class                                   53,605         5,497
Delaware VIPT Value                                                   18,553,823    32,468,868
Delaware VIPT Value Service Class                                      2,750,596       548,476
DWS VIP Equity 500 Index                                               7,356,000    30,123,140
DWS VIP Equity 500 Index Service Class                                 1,986,259       215,027
DWS VIP Small Cap Index                                                8,117,510     9,653,516
DWS VIP Small Cap Index Service Class                                  1,305,816       143,371
Fidelity VIP Contrafund Service Class                                 24,687,595    20,791,902
Fidelity VIP Contrafund Service Class 2                                8,137,640       662,025
Fidelity VIP Growth Service Class                                      8,124,728    19,502,380
Fidelity VIP Growth Service Class 2                                    1,489,882       179,077
Fidelity VIP Mid Cap Service Class 2                                   1,496,695       300,611
FTVIPT Franklin Income Securities Class 2                                750,492       377,300
FTVIPT Mutual Shares Securities Class 2                                  820,020       223,940
FTVIPT Templeton Global Income Securities Class 2                      3,146,753       722,207
Janus Aspen Series Worldwide Growth                                        9,137       241,898
Lincoln VIPT Baron Growth Opportunities Service Class                 11,807,595    22,157,457
Lincoln VIPT Capital Growth Service Class                                 46,595        18,044
Lincoln VIPT Cohen & Steers Global Real Estate                         3,825,788     1,553,853
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           1,007,527       252,316
Lincoln VIPT Columbia Value Opportunities Service Class                  107,840        31,147
Lincoln VIPT Delaware Bond                                            45,175,410    50,563,133
Lincoln VIPT Delaware Bond Service Class                               4,142,253       934,281
Lincoln VIPT Delaware Growth and Income                              155,951,555   228,815,952
Lincoln VIPT Delaware Growth and Income Service Class                  1,094,800       312,448
Lincoln VIPT Delaware Managed                                         46,237,072    67,136,956
Lincoln VIPT Delaware Managed Service Class                            1,391,044       503,012
Lincoln VIPT Delaware Social Awareness                                47,886,659   117,766,727
Lincoln VIPT Delaware Social Awareness Service Class                   2,573,083       231,488
Lincoln VIPT Delaware Special Opportunities                           50,898,825    97,280,483
Lincoln VIPT Delaware Special Opportunities Service Class              4,126,231       424,070
Lincoln VIPT FI Equity-Income                                         44,272,621    84,433,382
Lincoln VIPT FI Equity-Income Service Class                            1,614,130       405,215
Lincoln VIPT Janus Capital Appreciation                                4,166,367    51,108,937
Lincoln VIPT Janus Capital Appreciation Service Class                    430,043        76,326
Lincoln VIPT Marsico International Growth Service Class                   93,388        33,679

                                                                      AGGREGATE     AGGREGATE
                                                                       COST OF      PROCEEDS
                                                                      PURCHASES    FROM SALES
                                                                    --------------------------
Lincoln VIPT MFS Value Service Class                                $    190,177  $     40,001
Lincoln VIPT Mid-Cap Value Service Class                                  48,932        71,696
Lincoln VIPT Mondrian International Value                             50,208,890    81,105,835
Lincoln VIPT Mondrian International Value Service Class                4,259,076       410,045
Lincoln VIPT Money Market                                             99,298,584    43,269,284
Lincoln VIPT Money Market Service Class                                4,378,438     1,125,485
Lincoln VIPT SSgA Bond Index Service Class                               154,899       118,391
Lincoln VIPT SSgA Developed International 150 Service Class                1,796             2
Lincoln VIPT SSgA S&P 500 Index                                        9,816,212     4,587,494
Lincoln VIPT SSgA S&P 500 Index Service Class                            531,901       119,939
Lincoln VIPT SSgA Small-Cap Index                                      2,867,536     1,751,115
Lincoln VIPT SSgA Small-Cap Index Service Class                          304,764        10,620
Lincoln VIPT T. Rowe Price Growth Stock Service Class                     95,436         7,796
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                   1,462,343    19,487,979
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class       746,760       330,031
Lincoln VIPT Templeton Growth Service Class                               95,018        13,744
Lincoln VIPT Turner Mid-Cap Growth Service Class                         109,526       196,265
Lincoln VIPT UBS Global Asset Allocation                              29,699,572    29,505,608
Lincoln VIPT UBS Global Asset Allocation Service Class                   988,264       179,395
Lincoln VIPT Wilshire 2010 Profile                                     3,440,087     1,311,765
Lincoln VIPT Wilshire 2010 Profile Service Class                         510,979       101,313
Lincoln VIPT Wilshire 2020 Profile                                     5,223,405       430,145
Lincoln VIPT Wilshire 2020 Profile Service Class                       1,545,542       104,960
Lincoln VIPT Wilshire 2030 Profile                                     2,299,609       278,533
Lincoln VIPT Wilshire 2030 Profile Service Class                       1,435,833       149,065
Lincoln VIPT Wilshire 2040 Profile                                       493,280        60,510
Lincoln VIPT Wilshire 2040 Profile Service Class                         868,190        19,273
Lincoln VIPT Wilshire Aggressive Profile                               4,794,761     2,947,921
Lincoln VIPT Wilshire Aggressive Profile Service Class                 4,715,343       548,550
Lincoln VIPT Wilshire Conservative Profile                            11,943,801     6,172,109
Lincoln VIPT Wilshire Conservative Profile Service Class               4,981,854       896,404
Lincoln VIPT Wilshire Moderate Profile                                15,499,479     8,382,735
Lincoln VIPT Wilshire Moderate Profile Service Class                  10,864,069     2,153,862
Lincoln VIPT Wilshire Moderately Aggressive Profile                    8,280,052     5,715,169
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class      9,738,727     2,817,367
MFS VIT Core Equity                                                          223           647
MFS VIT Total Return                                                     309,591       463,285
MFS VIT Utilities                                                     71,489,444    70,218,891
MFS VIT Utilities Service Class                                        8,258,241       645,144
NB AMT Mid-Cap Growth                                                  4,834,150    27,538,799
NB AMT Partners                                                            4,762           135
NB AMT Regency                                                            35,540       173,763
Putnam VT Health Sciences Class IB                                         1,179        18,623
WFVT Advantage Equity Income                                              42,658        33,981
WFVT Advantage Large Company Growth                                        2,275         1,078
WFVT Advantage Small Cap Growth                                          205,921        76,463

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                                                  NET
                                                                      SHARES     ASSET   FAIR VALUE
                                                                      OWNED      VALUE    OF SHARES   COST OF SHARES
                                                                    ------------------------------------------------
AIM V.I. Core Equity                                                     3,650  $19.75  $     72,082  $      86,906
AIM V.I. International Growth                                            7,179   19.49       139,925        141,085
ABVPSF Global Technology Class B                                     1,928,463   10.67    20,576,704     31,765,504
ABVPSF Growth and Income Class B                                     2,125,233   12.97    27,564,275     48,006,551
ABVPSF International Value Class B                                      16,052   10.93       175,452        362,513
ABVPSF Small/Mid Cap Value Class A                                      53,555    9.92       531,271        879,558
American Century VP Inflation Protection Class 2                       396,111    9.90     3,921,499      4,127,627

                                                                                  NET
                                                                       SHARES    ASSET   FAIR VALUE
                                                                       OWNED     VALUE    OF SHARES   COST OF SHARES
                                                                    ------------------------------------------------
American Century VP International                                        2,016  $ 5.94  $     11,976  $       16,379
American Funds Global Growth Class 2                                 4,736,863   13.88    65,747,665      99,189,440
American Funds Growth Class 2                                       13,501,798   33.27   449,204,832     732,784,846
American Funds Growth-Income Class 2                                 5,974,131   24.11   144,036,286     224,159,635
American Funds International Class 2                                18,570,125   12.19   226,369,819     319,441,208
Delaware VIPT Capital Reserves Service Class                            29,221    9.13       266,788         274,837
Delaware VIPT Diversified Income                                    15,411,280    9.25   142,554,337     148,976,735
Delaware VIPT Diversified Income Service Class                       2,637,883    9.20    24,268,528      25,681,547
Delaware VIPT Emerging Markets Service Class                           172,856   11.24     1,942,899       3,641,323
Delaware VIPT High Yield                                             3,573,039    4.14    14,792,383      20,736,496
Delaware VIPT High Yield Service Class                                 507,764    4.13     2,097,063       2,860,731
Delaware VIPT REIT                                                  13,982,420    6.64    92,843,271     195,417,883
Delaware VIPT REIT Service Class                                     1,007,970    6.62     6,672,759      14,776,414
Delaware VIPT Small Cap Value Service Class                          8,477,185   18.59   157,590,878     212,279,232
Delaware VIPT Trend                                                  7,583,763   16.61   125,966,302     212,621,098
Delaware VIPT Trend Service Class                                      173,109   16.24     2,811,286       5,139,898
Delaware VIPT U.S. Growth Service Class                                 10,017    4.96        49,686          75,559
Delaware VIPT Value                                                  8,342,301   12.83   107,031,716     148,235,067
Delaware VIPT Value Service Class                                      462,519   12.81     5,924,873       9,055,288
DWS VIP Equity 500 Index                                            14,890,896    9.55   142,208,058     190,979,636
DWS VIP Equity 500 Index Service Class                                 413,823    9.54     3,947,868       5,656,177
DWS VIP Small Cap Index                                              3,918,823    8.63    33,819,442      49,726,611
DWS VIP Small Cap Index Service Class                                  273,100    8.62     2,354,124       3,723,014
Fidelity VIP Contrafund Service Class                               11,054,114   15.33   169,459,561     290,446,595
Fidelity VIP Contrafund Service Class 2                              1,073,508   15.14    16,252,911      29,380,208
Fidelity VIP Growth Service Class                                    2,141,139   23.47    50,252,523      95,639,045
Fidelity VIP Growth Service Class 2                                     86,274   23.31     2,011,043       3,097,899
Fidelity VIP Mid Cap Service Class 2                                    94,221   18.12     1,707,276       2,753,043
FTVIPT Franklin Income Securities Class 2                              129,796   11.34     1,471,891       2,125,264
FTVIPT Mutual Shares Securities Class 2                                 97,125   11.78     1,144,136       1,801,569
FTVIPT Templeton Global Income Securities Class 2                      223,741   17.10     3,825,964       3,724,939
Janus Aspen Series Worldwide Growth                                     13,532   19.27       260,770         368,952
Lincoln VIPT Baron Growth Opportunities Service Class                5,476,334   17.32    94,822,719     126,367,954
Lincoln VIPT Capital Growth Service Class                                1,817   16.02        29,103          44,998
Lincoln VIPT Cohen & Steers Global Real Estate                         676,767    4.59     3,105,682       5,373,973
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           189,057    4.60       868,905       1,388,987
Lincoln VIPT Columbia Value Opportunities Service Class                 17,444    6.82       119,002         187,403
Lincoln VIPT Delaware Bond                                          28,738,889   11.68   335,612,743     356,896,621
Lincoln VIPT Delaware Bond Service Class                             1,073,129   11.68    12,537,372      13,576,450
Lincoln VIPT Delaware Growth and Income                             45,407,757   20.97   952,291,488   1,365,637,028
Lincoln VIPT Delaware Growth and Income Service Class                  103,763   20.96     2,175,189       3,310,667
Lincoln VIPT Delaware Managed                                       25,765,208   10.83   279,140,265     378,569,835
Lincoln VIPT Delaware Managed Service Class                            238,363   10.84     2,583,853       3,700,185
Lincoln VIPT Delaware Social Awareness                              21,723,889   22.41   486,767,183     641,372,715
Lincoln VIPT Delaware Social Awareness Service Class                   233,229   22.39     5,221,758       7,663,822
Lincoln VIPT Delaware Special Opportunities                         14,684,951   24.09   353,789,840     434,868,288
Lincoln VIPT Delaware Special Opportunities Service Class              407,822   24.09     9,825,252      16,037,741
Lincoln VIPT FI Equity-Income                                       32,431,767    9.38   304,145,111     505,442,288
Lincoln VIPT FI Equity-Income Service Class                            395,847    9.37     3,709,876       6,438,707
Lincoln VIPT Janus Capital Appreciation                             16,941,274   14.15   239,719,034     349,493,364
Lincoln VIPT Janus Capital Appreciation Service Class                   46,462   14.09       654,563         908,174
Lincoln VIPT Marsico International Growth Service Class                 15,218    8.28       125,971         245,702
Lincoln VIPT MFS Value Service Class                                    11,463   17.33       198,627         224,413
Lincoln VIPT Mid-Cap Value Service Class                                 8,981    8.10        72,714         129,024
Lincoln VIPT Mondrian International Value                           22,892,768   13.34   305,458,203     317,100,203
Lincoln VIPT Mondrian International Value Service Class                639,773   13.35     8,537,771      12,903,300
Lincoln VIPT Money Market                                           17,411,959   10.00   174,119,593     174,119,593
Lincoln VIPT Money Market Service Class                                578,009   10.00     5,780,089       5,780,086
Lincoln VIPT SSgA Bond Index Service Class                               3,538   10.27        36,329          34,999
Lincoln VIPT SSgA Developed International 150 Service Class                343    5.65         1,942           1,794
Lincoln VIPT SSgA S&P 500 Index                                        891,982    6.24     5,563,292       7,253,196

                                                                                  NET
                                                                      SHARES     ASSET   FAIR VALUE
                                                                       OWNED     VALUE    OF SHARES   COST OF SHARES
                                                                    ------------------------------------------------
Lincoln VIPT SSgA S&P 500 Index Service Class                           61,559  $ 6.24  $    384,310  $      443,613
Lincoln VIPT SSgA Small-Cap Index                                      211,305   11.41     2,411,414       3,621,632
Lincoln VIPT SSgA Small-Cap Index Service Class                         30,924   11.42       353,249         508,076
Lincoln VIPT T. Rowe Price Growth Stock Service Class                    6,554   10.62        69,621          96,625
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                12,922,959    7.69    99,351,708     179,568,999
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class     169,400    7.58     1,284,218       1,927,642
Lincoln VIPT Templeton Growth Service Class                              8,709   19.37       168,693         258,792
Lincoln VIPT Turner Mid-Cap Growth Service Class                        23,362    5.95       138,959         282,427
Lincoln VIPT UBS Global Asset Allocation                            15,014,032    8.69   130,531,991     191,993,955
Lincoln VIPT UBS Global Asset Allocation Service Class                 165,569    8.70     1,439,791       2,273,283
Lincoln VIPT Wilshire 2010 Profile                                     336,135    7.90     2,655,131       3,210,199
Lincoln VIPT Wilshire 2010 Profile Service Class                        44,714    7.90       353,373         411,553
Lincoln VIPT Wilshire 2020 Profile                                     647,296    7.55     4,885,142       6,130,517
Lincoln VIPT Wilshire 2020 Profile Service Class                       185,669    7.55     1,402,171       1,597,416
Lincoln VIPT Wilshire 2030 Profile                                     276,837    7.30     2,020,354       2,599,290
Lincoln VIPT Wilshire 2030 Profile Service Class                       153,234    7.30     1,119,068       1,353,277
Lincoln VIPT Wilshire 2040 Profile                                      67,988    6.73       457,289         645,737
Lincoln VIPT Wilshire 2040 Profile Service Class                       121,135    6.73       815,119       1,022,933
Lincoln VIPT Wilshire Aggressive Profile                             1,174,201    8.23     9,661,322      14,417,009
Lincoln VIPT Wilshire Aggressive Profile Service Class                 751,463    8.23     6,186,795       8,916,069
Lincoln VIPT Wilshire Conservative Profile                           2,098,473    9.47    19,876,735      23,886,245
Lincoln VIPT Wilshire Conservative Profile Service Class               690,052    9.47     6,537,550       7,625,801
Lincoln VIPT Wilshire Moderate Profile                               3,542,481    9.07    32,133,847      41,495,648
Lincoln VIPT Wilshire Moderate Profile Service Class                 1,991,460    9.07    18,070,507      23,012,222
Lincoln VIPT Wilshire Moderately Aggressive Profile                  2,833,851    8.63    24,467,468      33,762,186
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class    1,872,493    8.64    16,176,469      22,384,703
MFS VIT Core Equity                                                      1,994   10.38        20,701          28,026
MFS VIT Total Return                                                    95,870   15.42     1,478,320       1,914,108
MFS VIT Utilities                                                    9,136,618   18.24   166,651,921     235,207,789
MFS VIT Utilities Service Class                                        657,630   18.01    11,843,921      17,952,040
NB AMT Mid-Cap Growth                                                5,767,230   16.14    93,083,088     135,771,480
NB AMT Partners                                                          2,128    7.11        15,132          36,438
NB AMT Regency                                                          42,064    8.60       361,749         598,301
Putnam VT Health Sciences Class IB                                       9,491   11.02       104,592         108,675
WFVT Advantage Equity Income                                             8,439    9.88        83,372         145,225
WFVT Advantage Large Company Growth                                      7,383    6.28        46,365          68,831
WFVT Advantage Small Cap Growth                                         65,441    4.16       272,236         521,101

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                                        UNITS         UNITS      NET INCREASE
                                                                       ISSUED       REDEEMED      (DECREASE)
                                                                     ----------------------------------------
AIM V.I. Core Equity                                                      5,536         (9,028)        (3,492)
AIM V.I. International Growth                                               547        (24,211)       (23,664)
ABVPSF Global Technology Class B                                     17,095,145    (31,145,765)   (14,050,620)
ABVPSF Growth and Income Class B                                        720,448     (1,245,862)      (525,414)
ABVPSF International Value Class B                                       16,106        (55,578)       (39,472)
ABVPSF Small/Mid Cap Value Class A                                       15,896         (8,092)         7,804
American Century VP Inflation Protection Class 2                        283,441       (110,155)       173,286
American Century VP International                                         1,459         (4,708)        (3,249)
American Funds Global Growth Class 2                                  2,277,660     (1,871,760)       405,900
American Funds Growth Class 2                                        80,497,932   (138,757,560)   (58,259,628)
American Funds Growth-Income Class 2                                  5,678,745     (3,996,455)     1,682,290
American Funds International Class 2                                 54,633,285    (69,650,569)   (15,017,284)
Delaware VIPT Capital Reserves Service Class                             28,152        (12,744)        15,408
Delaware VIPT Diversified Income                                      6,370,750     (4,295,944)     2,074,806
Delaware VIPT Diversified Income Service Class                        1,117,733       (550,049)       567,684
Delaware VIPT Emerging Markets Service Class                             67,793        (39,952)        27,841

                                                                        UNITS         UNITS      NET INCREASE
                                                                       ISSUED       REDEEMED      (DECREASE)
                                                                     ----------------------------------------
Delaware VIPT High Yield                                                745,613       (820,650)       (75,037)
Delaware VIPT High Yield Service Class                                  125,264        (52,142)        73,122
Delaware VIPT REIT                                                   14,177,190    (25,500,440)   (11,323,250)
Delaware VIPT REIT Service Class                                        275,303       (146,407)       128,896
Delaware VIPT Small Cap Value Service Class                          21,195,586    (40,692,374)   (19,496,788)
Delaware VIPT Trend                                                   8,908,113    (23,341,483)   (14,433,370)
Delaware VIPT Trend Service Class                                       174,380        (83,952)        90,428
Delaware VIPT U.S. Growth Service Class                                   5,433           (764)         4,669
Delaware VIPT Value                                                   8,224,204    (22,825,053)   (14,600,849)
Delaware VIPT Value Service Class                                       279,288       (140,299)       138,989
DWS VIP Equity 500 Index                                             23,107,562    (49,959,821)   (26,852,259)
DWS VIP Equity 500 Index Service Class                                  212,619        (58,346)       154,273
DWS VIP Small Cap Index                                               5,661,593     (9,877,179)    (4,215,586)
DWS VIP Small Cap Index Service Class                                   115,673        (38,460)        77,213
Fidelity VIP Contrafund Service Class                                37,230,477    (41,689,766)    (4,459,289)
Fidelity VIP Contrafund Service Class 2                                 794,400       (269,187)       525,213
Fidelity VIP Growth Service Class                                    23,816,811    (37,871,720)   (14,054,909)
Fidelity VIP Growth Service Class 2                                     157,039        (40,249)       116,790
Fidelity VIP Mid Cap Service Class 2                                    106,202        (26,141)        80,061
FTVIPT Franklin Income Securities Class 2                                71,311        (40,156)        31,155
FTVIPT Mutual Shares Securities Class 2                                  77,307        (22,425)        54,882
FTVIPT Templeton Global Income Securities Class 2                       257,904        (67,018)       190,886
Janus Aspen Series Worldwide Growth                                       6,436        (30,001)       (23,565)
Lincoln VIPT Baron Growth Opportunities Service Class                 9,700,846    (19,840,227)   (10,139,381)
Lincoln VIPT Capital Growth Service Class                                 4,928         (2,504)         2,424
Lincoln VIPT Cohen & Steers Global Real Estate                          622,166       (351,122)       271,044
Lincoln VIPT Cohen & Steers Global Real Estate Service Class            150,093        (43,131)       106,962
Lincoln VIPT Columbia Value Opportunities Service Class                  11,651         (3,788)         7,863
Lincoln VIPT Delaware Bond                                           12,734,330    (15,547,150)    (2,812,820)
Lincoln VIPT Delaware Bond Service Class                                494,235       (257,333)       236,902
Lincoln VIPT Delaware Growth and Income                               5,695,887    (23,693,065)   (17,997,178)
Lincoln VIPT Delaware Growth and Income Service Class                   100,102        (57,279)        42,823
Lincoln VIPT Delaware Managed                                         2,568,843    (12,185,255)    (9,616,412)
Lincoln VIPT Delaware Managed Service Class                             123,628        (75,985)        47,643
Lincoln VIPT Delaware Social Awareness                                5,983,563    (22,468,104)   (16,484,541)
Lincoln VIPT Delaware Social Awareness Service Class                    241,800        (74,398)       167,402
Lincoln VIPT Delaware Special Opportunities                           2,395,004     (8,165,358)    (5,770,354)
Lincoln VIPT Delaware Special Opportunities Service Class               354,811       (155,152)       199,659
Lincoln VIPT FI Equity-Income                                         9,785,217    (37,078,214)   (27,292,997)
Lincoln VIPT FI Equity-Income Service Class                             164,756        (91,151)        73,605
Lincoln VIPT Janus Capital Appreciation                              10,593,182    (29,319,218)   (18,726,036)
Lincoln VIPT Janus Capital Appreciation Service Class                    43,243        (11,540)        31,703
Lincoln VIPT Marsico International Growth Service Class                   9,331         (4,073)         5,258
Lincoln VIPT MFS Value Service Class                                     30,235         (5,183)        25,052
Lincoln VIPT Mid-Cap Value Service Class                                  5,781         (8,795)        (3,014)
Lincoln VIPT Mondrian International Value                            10,953,421    (32,439,443)   (21,486,022)
Lincoln VIPT Mondrian International Value Service Class                 305,044       (133,815)       171,229
Lincoln VIPT Money Market                                            53,573,025    (35,904,774)    17,668,251
Lincoln VIPT Money Market Service Class                                 505,862       (209,944)       295,918
Lincoln VIPT SSgA Bond Index Service Class                               15,345        (11,957)         3,388
Lincoln VIPT SSgA Developed International 150 Service Class                 309             --            309
Lincoln VIPT SSgA S&P 500 Index                                       1,544,279       (933,468)       610,811
Lincoln VIPT SSgA S&P 500 Index Service Class                            80,531        (19,546)        60,985
Lincoln VIPT SSgA Small-Cap Index                                       412,761       (309,596)       103,165
Lincoln VIPT SSgA Small-Cap Index Service Class                          38,266         (2,067)        36,199
Lincoln VIPT T. Rowe Price Growth Stock Service Class                    12,365         (1,527)        10,838
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                  9,695,854    (20,181,392)   (10,485,538)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class       85,207        (47,960)        37,247
Lincoln VIPT Templeton Growth Service Class                              12,445         (2,037)        10,408
Lincoln VIPT Turner Mid-Cap Growth Service Class                          8,243        (20,801)       (12,558)
Lincoln VIPT UBS Global Asset Allocation                              3,395,816    (10,800,579)    (7,404,763)
Lincoln VIPT UBS Global Asset Allocation Service Class                   82,143        (32,126)        50,017

                                                                        UNITS         UNITS      NET INCREASE
                                                                       ISSUED       REDEEMED     (DECREASE)
                                                                     ----------------------------------------
Lincoln VIPT Wilshire 2010 Profile                                      397,700       (176,616)       221,084
Lincoln VIPT Wilshire 2010 Profile Service Class                         55,162        (10,955)        44,207
Lincoln VIPT Wilshire 2020 Profile                                      588,747        (71,433)       517,314
Lincoln VIPT Wilshire 2020 Profile Service Class                        184,513        (11,859)       172,654
Lincoln VIPT Wilshire 2030 Profile                                      258,142        (33,527)       224,615
Lincoln VIPT Wilshire 2030 Profile Service Class                        171,357        (22,315)       149,042
Lincoln VIPT Wilshire 2040 Profile                                       57,265        (10,341)        46,924
Lincoln VIPT Wilshire 2040 Profile Service Class                        113,947         (5,786)       108,161
Lincoln VIPT Wilshire Aggressive Profile                                574,834       (459,126)       115,708
Lincoln VIPT Wilshire Aggressive Profile Service Class                  505,224       (117,783)       387,441
Lincoln VIPT Wilshire Conservative Profile                            1,412,354       (979,482)       432,872
Lincoln VIPT Wilshire Conservative Profile Service Class                536,120       (167,544)       368,576
Lincoln VIPT Wilshire Moderate Profile                                1,762,727     (1,316,138)       446,589
Lincoln VIPT Wilshire Moderate Profile Service Class                  1,211,057       (371,079)       839,978
Lincoln VIPT Wilshire Moderately Aggressive Profile                   1,018,548       (872,377)       146,171
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     1,003,854       (414,625)       589,229
MFS VIT Core Equity                                                          --           (480)          (480)
MFS VIT Total Return                                                     10,250        (36,392)       (26,142)
MFS VIT Utilities                                                    47,360,227    (76,802,298)   (29,442,071)
MFS VIT Utilities Service Class                                         419,670       (147,794)       271,876
NB AMT Mid-Cap Growth                                                18,310,444    (36,219,172)   (17,908,728)
NB AMT Partners                                                             200             --            200
NB AMT Regency                                                            2,160        (11,377)        (9,217)
Putnam VT Health Sciences Class IB                                           --         (1,632)        (1,632)
WFVT Advantage Equity Income                                              1,494         (2,779)        (1,285)
WFVT Advantage Large Company Growth                                         217            (21)           196
WFVT Advantage Small Cap Growth                                           8,905         (5,979)         2,926

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                                        UNITS         UNITS      NET INCREASE
                                                                       ISSUED       REDEEMED      (DECREASE)
                                                                     ----------------------------------------
AIM V.I. Core Equity                                                         --         (3,694)        (3,694)
AIM V.I. International Growth                                               984         (3,884)        (2,900)
ABVPSF Global Technology Class B                                     39,322,383    (25,954,602)    13,367,781
ABVPSF Growth and Income Class B                                        737,244     (1,251,166)      (513,922)
ABVPSF International Value Class B                                       48,468        (46,656)         1,812
ABVPSF Small/Mid Cap Value Class A                                       34,689        (22,685)        12,004
American Century VP Inflation Protection Class 2                        103,890        (60,888)        43,002
American Century VP International                                         9,218         (9,282)           (64)
American Funds Global Growth Class 2                                  3,168,204     (1,356,515)     1,811,689
American Funds Growth Class 2                                        90,899,858   (127,300,031)   (36,400,173)
American Funds Growth-Income Class 2                                  5,956,884     (2,920,389)     3,036,495
American Funds International Class 2                                 73,037,602    (54,897,433)    18,140,169
Delaware VIPT Capital Reserves Service Class                              5,322         (3,119)         2,203
Delaware VIPT Diversified Income                                      5,155,421     (2,047,689)     3,107,732
Delaware VIPT Diversified Income Service Class                        1,056,502       (223,648)       832,854
Delaware VIPT Emerging Markets Service Class                             69,575        (24,855)        44,720
Delaware VIPT Global Bond                                               (10,306)        (7,841)       (18,147)
Delaware VIPT High Yield                                              1,503,371     (1,136,893)       366,478
Delaware VIPT High Yield Service Class                                  128,617        (27,328)       101,289
Delaware VIPT REIT                                                   19,070,103    (56,128,187)   (37,058,084)
Delaware VIPT REIT Service Class                                        285,892       (157,673)       128,219
Delaware VIPT Small Cap Value Service Class                          22,821,657    (52,806,099)   (29,984,442)
Delaware VIPT Trend                                                  10,496,809    (30,396,587)   (19,899,778)
Delaware VIPT Trend Service Class                                       121,916        (38,880)        83,036
Delaware VIPT U.S. Growth Service Class                                  18,681        (17,153)         1,528
Delaware VIPT Value                                                  19,224,651    (25,419,602)    (6,194,951)
Delaware VIPT Value Service Class                                       298,773        (74,880)       223,893
DWS VIP Equity 500 Index                                             26,995,462    (54,144,453)   (27,148,991)
DWS VIP Equity 500 Index Service Class                                  166,076        (44,667)       121,409
DWS VIP Small Cap Index                                               6,841,031    (13,199,627)    (6,358,596)

                                                                        UNITS         UNITS      NET INCREASE
                                                                       ISSUED       REDEEMED      (DECREASE)
                                                                     ----------------------------------------
DWS VIP Small Cap Index Service Class                                    95,795        (31,353)       64,442
Fidelity VIP Contrafund Service Class                                37,348,204    (35,269,364)    2,078,840
Fidelity VIP Contrafund Service Class 2                                 594,415       (136,554)      457,861
Fidelity VIP Growth Service Class                                    46,914,198    (26,128,942)   20,785,256
Fidelity VIP Growth Service Class 2                                      98,821        (30,944)       67,877
Fidelity VIP Mid Cap Service Class 2                                     66,075        (26,080)       39,995
FTVIPT Franklin Income Securities Class 2                               153,019        (33,522)      119,497
FTVIPT Mutual Shares Securities Class 2                                 110,539        (24,154)       86,385
FTVIPT Templeton Global Income Securities Class 2                       105,841        (17,498)       88,343
Janus Aspen Series Worldwide Growth                                      59,479        (43,303)       16,176
Lincoln VIPT Baron Growth Opportunities Service Class                14,917,772    (22,329,471)   (7,411,699)
Lincoln VIPT Capital Growth Service Class                                 2,272             --         2,272
Lincoln VIPT Cohen & Steers Global Real Estate                          430,379        (46,146)      384,233
Lincoln VIPT Cohen & Steers Global Real Estate Service Class            102,168        (24,647)       77,521
Lincoln VIPT Core                                                            --           (663)         (663)
Lincoln VIPT Delaware Bond                                           10,867,055    (11,678,991)     (811,936)
Lincoln VIPT Delaware Bond Service Class                                447,714       (132,997)      314,717
Lincoln VIPT Delaware Growth and Income                               7,613,609    (26,169,099)  (18,555,490)
Lincoln VIPT Delaware Growth and Income Service Class                    83,707        (29,783)       53,924
Lincoln VIPT Delaware Managed                                         3,257,872    (12,556,439)   (9,298,567)
Lincoln VIPT Delaware Managed Service Class                             102,191        (35,497)       66,694
Lincoln VIPT Delaware Social Awareness                                8,324,997    (26,955,500)  (18,630,503)
Lincoln VIPT Delaware Social Awareness Service Class                    179,416        (34,946)      144,470
Lincoln VIPT Delaware Special Opportunities                           3,741,154     (9,350,859)   (5,609,705)
Lincoln VIPT Delaware Special Opportunities Service Class               346,557       (109,920)      236,637
Lincoln VIPT FI Equity-Income                                        12,408,585    (46,723,465)  (34,314,880)
Lincoln VIPT FI Equity-Income Service Class                             169,221        (61,769)      107,452
Lincoln VIPT Growth                                                       3,950         (9,882)       (5,932)
Lincoln VIPT Growth Opportunities Service Class                              --         (1,142)       (1,142)
Lincoln VIPT Janus Capital Appreciation                              11,775,649    (37,293,378)  (25,517,729)
Lincoln VIPT Janus Capital Appreciation Service Class                    26,570         (9,609)       16,961
Lincoln VIPT Marsico International Growth Service Class                  17,144            (64)       17,080
Lincoln VIPT MFS Value Service Class                                      8,812           (434)        8,378
Lincoln VIPT Turner Mid-Cap Growth Service Class                         38,043           (210)       37,833
Lincoln VIPT Mid-Cap Value Service Class                                 18,163           (809)       17,354
Lincoln VIPT Mondrian International Value                            24,772,084    (37,462,951)  (12,690,867)
Lincoln VIPT Mondrian International Value Service Class                 313,068        (82,615)      230,453
Lincoln VIPT Money Market                                            40,562,281    (33,354,029)    7,208,252
Lincoln VIPT Money Market Service Class                                 285,673       (156,416)      129,257
Lincoln VIPT SSgA S&P 500 Index                                         395,898        (96,719)      299,179
Lincoln VIPT SSgA S&P 500 Index Service Class                            12,079         (7,767)        4,312
Lincoln VIPT SSgA Small-Cap Index                                       400,976       (101,914)      299,062
Lincoln VIPT SSgA Small-Cap Index Service Class                          25,944         (3,023)       22,921
Lincoln VIPT T. Rowe Price Growth Stock Service Class                     1,213             (3)        1,210
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                 11,013,700    (24,805,524)  (13,791,824)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class       70,636        (27,102)       43,534
Lincoln VIPT Templeton Growth Service Class                              20,573         (2,996)       17,577
Lincoln VIPT UBS Global Asset Allocation                              4,702,111    (10,934,293)   (6,232,182)
Lincoln VIPT UBS Global Asset Allocation Service Class                   53,235        (16,410)       36,825
Lincoln VIPT Columbia Value Opportunities Service Class                  12,716         (1,126)       11,590
Lincoln VIPT Wilshire 2010 Profile                                      134,881        (19,495)      115,386
Lincoln VIPT Wilshire 2010 Profile Service Class                            718             (5)          713
Lincoln VIPT Wilshire 2020 Profile                                      154,876        (17,700)      137,176
Lincoln VIPT Wilshire 2020 Profile Service Class                         16,250            (33)       16,217
Lincoln VIPT Wilshire 2030 Profile                                       65,784         (8,021)       57,763
Lincoln VIPT Wilshire 2030 Profile Service Class                          9,243           (826)        8,417
Lincoln VIPT Wilshire 2040 Profile                                       28,370         (5,317)       23,053
Lincoln VIPT Wilshire 2040 Profile Service Class                         17,433           (173)       17,260
Lincoln VIPT Wilshire Aggressive Profile                                676,309       (379,402)      296,907
Lincoln VIPT Wilshire Aggressive Profile Service Class                  321,314       (130,751)      190,563
Lincoln VIPT Wilshire Conservative Profile                            1,571,371       (532,803)    1,038,568
Lincoln VIPT Wilshire Conservative Profile Service Class                279,982        (71,115)      208,867

                                                                        UNITS         UNITS      NET INCREASE
                                                                       ISSUED       REDEEMED      (DECREASE)
                                                                     ----------------------------------------
Lincoln VIPT Wilshire Moderate Profile                                1,777,958       (558,511)    1,219,447
Lincoln VIPT Wilshire Moderate Profile Service Class                    769,882       (159,197)      610,685
Lincoln VIPT Wilshire Moderately Aggressive Profile                   1,483,831       (600,063)      883,768
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class       799,959       (133,662)      666,297
MFS VIT Core Equity                                                       4,792         (6,543)       (1,751)
MFS VIT Total Return                                                     51,813        (23,962)       27,851
MFS VIT Utilities                                                    95,019,899    (52,946,927)   42,072,972
MFS VIT Utilities Service Class                                         337,455        (81,422)      256,033
NB AMT Mid-Cap Growth                                                50,652,933    (31,731,864)   18,921,069
NB AMT Partners                                                             236           (561)         (325)
NB AMT Regency                                                           14,096        (15,646)       (1,550)
Putnam VT Health Sciences Class IB                                           --         (1,337)       (1,337)
WFVT Advantage Equity Income                                              5,815         (9,427)       (3,612)
WFVT Advantage Large Company Growth                                       8,661         (7,528)        1,133
WFVT Advantage Small Cap Growth                                          15,108         (9,177)        5,931

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, the related statement of operations for the year or period then ended, and the related statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 20, 2009

                  Lincoln National Variable Annuity Account C

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2008

     Statement of Operations - Year ended December 31, 2008

     Statements of Changes in Net Assets - Years ended December 31, 2008 and
     2007

     Notes to Financial Statements - December 31, 2008

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2008 and 2007

     Consolidated Statements of Income - Years ended December 31, 2008, 2007, and 2006

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2008, 2007, and 2006

     Consolidated Statements of Cash Flows - Years ended December 31, 2008, 2007, and 2006

     Notes to Consolidated Financial Statements - December 31, 2008

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-25990) filed on April 22, 1998.

(2) Not Applicable.

(3) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 33-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4) (a) Variable Annuity Contract (Form No. 30070) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-112927) filed on February 18, 2004.

   (b) Variable Annuity Amendment (Form No. AR 434-A MFS 02/04) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-112927) filed on May 28, 2004.

   (c) Section 457 Annuity Endorsement (Form No. AR435-I) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-112927) filed on February 18, 2004.

   (d) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-18419) filed on April 22, 2003.

   (e) Variable Annuity Payment Option Rider (I4LA-EMI 3/07) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-112927) filed on April 17, 2007.

   (f) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

(5) Application (33083 2/05) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-112927) filed on April 17, 2007.

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) Automatic Indemnity Reinsurance Agreement Amended and Restated as of January 31, 2008 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-68842) filed on April 4, 2008.

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April 3, 2009.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3,
     2009.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     iv) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April 3, 2009.

     (vi) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (vii) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (viii) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April 3,
     2009.

     (ix) DWS Variable Series II (To Be Filed by Amendment)

     (x) BlackRock Variable Series Funds, Inc. (To Be Filed by Amendment)

     (c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (ii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (iii) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (iv) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (v) MFS Variable Insurance Trust incorporate herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-112927) filed on May 28, 2004.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 29
(File No. 333-61554) filed on March 16, 2009.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                        Positions and Offices with Depositor
-------------------------   ---------------------------------------------------------------
Dennis R. Glass**           President and Director
Chuck C. Cornelio**         Executive Vice President, Chief Administrative Officer
Frederick J. Crawford**     Executive Vice President, Chief Financial Officer and Director
Larry A. Samplatsky***      Vice President and Chief Compliance Officer
Mark E. Konen****           Senior Vice President and Director
See Yeng Quek*****          Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*              Vice President and Director
Dennis L. Schoff**          Senior Vice President and General Counsel
Rise' C.M. Taylor*          Vice President and Treasurer
C. Suzanne Womack**         Second Vice President and Secretary

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

     **** Principal business address is 100 North Greene Street, Greensboro, NC 27401

   ***** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2009 there were 405,234 contract owners under Account C.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Randal J. Freitag*         Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
James Ryan*                Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 3rd day of April, 2009.


      Lincoln National Variable Annuity Account C (Registrant)
      Multi-Fund (Reg. TM) Select
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Second Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 3, 2009.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Frederick J. Crawford
*                                Executive Vice President and Chief Administrative Officer
------------------------------
Charles C. Cornelio
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Senior Vice President, Chief Investment Officer and Director
------------------------------
See Yeng Quek
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By:/s/ Kelly D. Clevenger       Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger